As filed with the Securities and Exchange Commission on January 28, 2008

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

the SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 29	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 30	☒
(Check appropriate box or boxes)

Phoenix Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

101 Munson Street, Greenfield, Massachusetts 01301

(Address of Principal Executive Offices) (Zip Code)

c/o Phoenix Equity Planning Corporation—Shareholder Services

(800) 243-1574

(Registrant’s Telephone Number, including Area Code)

Counsel and Chief Legal Officer:

Kevin J. Carr, Esq.

Vice President and Counsel

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

John H. Beers, Esq.

Vice President and Clerk

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) on pursuant to paragraph (b)

☒	on January 31, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on January 31, 2008 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

ALTERNATIVE FUNDS

Phoenix Global Utilities Fund

Phoenix International Real Estate Securities Fund

Phoenix Market Neutral Fund

Phoenix Real Estate Securities Fund

TRUST NAME: PHOENIX OPPORTUNITIES TRUST	January 31, 2008	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com
Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Opportunities Trust funds.

Please read it carefully and retain it for future reference.

Phoenix Opportunities Trust

Phoenix Global Utilities Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Global Utilities Fund has an investment objective of seeking both capital appreciation and current income. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

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Under normal market conditions, the fund invests at least 80% of its assets in common and preferred stocks of companies involved to a significant extent in providing products, services or equipment for the Utility Sector that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 50% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization. The Utility Sector consists of companies involved in (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. A company will be deemed to be involved in the Utility Sector to a significant extent if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. At December 31, 2007, the market capitalization of the issuers in which the fund was invested ranged from $3.9 billion to $252.3 billion. The fund’s policy of investing at least 80% of its assets in the Utility Sector may be changed only upon 60 days written notice to shareholders.

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The fund invests in common and preferred stocks of utility companies that the subadviser believes at the time of acquisition are attractively valued and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to qualified dividend income.

Þ

The fund may invest up to 20% of its assets in securities which are outside the Utility Sector and which do not pay tax-advantaged dividends, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments in the Utility Sector or other industries. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Credit Risk

Credit risk refers to the issuer’s ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

Phoenix Global Utilities Fund	1

Debt Securities Risk

In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

Derivatives Risk

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

High Yield-High Risk Fixed Income Securities Risk

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making

2	Phoenix Global Utilities Fund

it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

Income Fluctuation Risk

The income received from the fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risk

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of preferred stocks paying fixed dividend rates and fixed-rate debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

Mutual Fund Investing Risk

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

Preferred Stock Risk

Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Utility Sector Concentration Risk

Concentrating its investments in the Utility Sector presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the Utility Sector. Moreover, conditions that negatively impact the Utility Sector will have greater impact on the fund as compared with a fund that does not concentrate in one sector.

Certain segments of the Utility Sector and individual companies within such segments may not perform as well as the sector as a whole. The Utility Sector historically has been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband and Voice over Internet Protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.

Phoenix Global Utilities Fund	3

Performance Tables

The Phoenix Global Utilities Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Global Utilities Fund, a series of Phoenix Investment Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Global Utilities Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in Phoenix Global Utilities Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and with a “composite” benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 11.85% (quarter ending December 31, 2006) and the lowest return for a quarter was -4.17% (quarter ending December 31, 2005).

Average Annual Total Returns (for the periods ended 12/31/07)(2)		Since Inception(3)
	1 Year	Class A	Class C
Class A Shares
Return Before Taxes	14.55%	15.64%	—
Return After Taxes on Distributions(4)	13.35%	14.80%	—
Return After Taxes on Distributions(4) and Sale of Fund Shares	10.93%	13.40%	—
Class C Shares
Return Before Taxes	20.62%	—	17.06%
S&P 500® Index(5)	5.49%	8.66%	8.66%
Composite Index(6)	20.67%	19.22%	19.22%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Class A Shares and Class C Shares since December 30, 2004.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Composite Index is a composite index consisting of: 65% MSCI USA/Utilities Index, which tracks the performance of utility stocks from the United States; 20% MSCI World Telecom Services Index, which tracks the performance of telecom-related stocks from around the world; and 15% MSCI World ex USA/Utilities Index, which tracks the performance of utility stocks from around the world excluding the United States. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

4	Phoenix Global Utilities Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%
Other Expenses	0.35%	0.35%

Total Annual Fund Operating Expenses(d)	1.25%	2.00%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 1.15% for Class A Shares and 1.90% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.19% for Class A Shares and 1.95% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$695	$949	$1,222	$1,999
Class C	$303	$627	$1,078	$2,327

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$203	$627	$1,078	$2,327

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Phoenix Global Utilities Fund	5

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to four mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Duff & Phelps manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
0.65%	0.60%	0.55%

The adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

Class A	Class C
1.15%	1.90%

The adviser may discontinue this voluntary expense cap at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix pays Duff & Phelps a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

A team of investment professionals co-led by Connie M. Luecke and Randle L. Smith are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. The members of the investment team and their areas of responsibility and experience are as follows:

Connie M. Luecke, CFA. Ms. Luecke has served on the fund’s portfolio management team since its inception in 2004. Ms. Luecke has been a Senior Vice President of Duff & Phelps since 1998. Ms. Luecke concentrates her research on the global telecommunications industry. She joined Duff & Phelps in 1992 and since then has served in positions of increasing responsibility.

6	Phoenix Global Utilities Fund

Randle L. Smith, CFA. Mr. Smith has served on the fund’s portfolio management team since its inception in 2004. Mr. Smith has been a Senior Vice President of Duff & Phelps since 1998. Mr. Smith concentrates his research on the global electrical and natural gas industries. He joined Duff & Phelps in 1990 and since then has served in positions of increasing responsibility.

T. Brooks Beittel, CFA. Mr. Beittel has served on the fund’s portfolio management team since its inception in 2004. Mr. Beittel has been a Senior Vice President of Duff & Phelps since 1993. Mr. Beittel concentrates his research on fixed income securities. He joined Duff & Phelps in 1987 and since then has served in positions of increasing responsibility.

Deborah Jansen, CFA. Ms. Jansen has served on the fund’s portfolio management team since its inception in 2004. Ms. Jansen has been a Senior Vice President for Duff & Phelps since 2001. Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Incorporated (1996-2000). Ms. Jansen concentrates her research on the global electrical and natural gas industries. She joined Duff & Phelps in 2001 and since then has served in positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Global Utilities Fund	7

Phoenix International Real Estate Securities Fund

Investment Risk and Return Summary

Investment Objectives

The Phoenix International Real Estate Securities Fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the fund will achieve its objectives. The fund’s investment objectives may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as real estate investment trusts (REITs) and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country, provided it distributes a significant percentage of its net income each year to stockholders, and meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days written notice to shareholders.

Þ

Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and normally to have represented in the portfolio business activities of approximately 11 to 18 different countries. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers domiciled in emerging market countries.

Þ	The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Þ

In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser identifies superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.

Þ

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objectives.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

8	Phoenix International Real Estate Securities Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Emerging Market Investing Risk

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of confiscatory taxation and expropriation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

To the extent the fund invests 25% or more of its assets in a particular country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.

Non-Diversification Risk

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. As a non-diversified investment company, the fund

Phoenix International Real Estate Securities Fund	9

may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

Real Estate Industry Concentration Risk

Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in this industry.

The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating its investments in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

REIT Securities Risk

Equity REITs may be affected by changes in value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company.

Performance Tables

The Fund has been in existence only since October 1, 2007; therefore, performance information is not included for the fund since it has not had a full calendar year of investment operations.

10	Phoenix International Real Estate Securities Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%	None
Other Expenses(d)	0.54%	0.54%	0.54%

Total Annual Fund Operating Expenses	1.79%	2.54%	1.54%
Expense Reduction(e)	(0.29)%	(0.29)%	(0.29)%

Net Annual Fund Operating Expenses	1.50%	2.25%	1.25%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d) Estimated at this time.

(e) Contractual arrangement with the fund’s Investment adviser to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2009, so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares. The adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years
Class A	$719	$1,070
Class C	$328	$753
Class I	$127	$448

Phoenix International Real Estate Securities Fund	11

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years
Class C	$228	$753

The example assumes that the expense reimbursement obligations of the adviser are in effect through January 31, 2009. Thereafter, the example does not reflect any reimbursement obligations.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to four mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program and the general operations of the fund, including oversight of the fund’s subadviser and recommending its hiring, termination and replacement. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Duff & Phelps manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
1.00%	0.95%	0.90%

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through January 31, 2009, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

Class A Shares	Class C Shares	Class I Shares
1.50%	2.25%	1.25%

The adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix pays Duff & Phelps a subadvisory fee at a rate of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to appear in the fund’s semiannual report for the period October 1, 2007 through March 31, 2008.

12	Phoenix International Real Estate Securities Fund

Portfolio Management

Frank J. Haggerty Jr., CFA serves as primary Portfolio Manager (since inception) and is responsible for the day-to-day management of the fund. Geoffrey P. Dybas, CFA serves as Senior Portfolio Manager (since inception) and provides oversight to the management of the fund. Their areas of responsibility and experience are as follows:

Mr. Haggerty has served as a Portfolio Manager since August 2007 and as a REIT senior analyst for Duff & Phelps since joining the firm in 2005, providing support for dedicated REIT products managed by Duff & Phelps, which also include the Phoenix Real Estate Securities Fund; the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President, Global REIT team head and Senior Portfolio Manager. He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the Phoenix Real Estate Securities Fund; the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund, offered under various universal life insurance and annuity products; and separate institutional accounts.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix International Real Estate Securities Fund	13

Phoenix Market Neutral Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has “sold short” a position when it sells a security it does not own. When the fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund’s net assets giving effect to such sale.

Þ

The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

Þ

The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data is then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores. The investment team exploits the benefits of quantitative analysis, but also employs a fundamental approach in their stock selection process.

Þ

In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization. At December 31, 2007, the market capitalization range of the issuers in which the fund held long positions was $199 million to $333 billion and the market capitalization range of the issuers in which the fund held short positions was $310 million to $139 billion.

Þ	In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such securities.

Þ	The fund may also invest in exchange-traded funds (ETFs).

Þ	The fund seeks a total return greater than the return on three-month U.S. Treasury Bills.

Þ

The fund’s turnover rate is expected to be higher than 100%. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

14	Phoenix Market Neutral Fund

Equity Securities Risk

Although the fund seeks to minimize market risk, it can not be eliminated. Generally, the prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The fund’s long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Exchange-Traded Funds (ETFs)

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating cost and advisory fees that fund shareholders indirectly bear.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

Futures and Options Risk

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

Short Sales Risk

In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Phoenix Market Neutral Fund	15

Performance Tables

The Phoenix Market Neutral Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Market Neutral Fund, a series of Phoenix Portfolios (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Market Neutral Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Market Neutral Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.66% (quarter ending September 30, 2002) and the lowest return for a quarter was -12.08% (quarter ending December 31, 2002).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	Since Inception(3)
Class A
Return Before Taxes	-7.90%	-1.91%	-0.31%
Return After Taxes on Distributions(4)	-8.29%	-2.07%	-0.73%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-5.02%	-1.66%	-0.50%
Class B
Return Before Taxes	-6.89%	-1.65%	-0.40%
Class C
Return Before Taxes	-3.05%	-1.46%	-0.42%
S&P 500® Index(6)	5.49%	12.83%	4.51%
Citigroup 90-Day Treasury Bill Index(7)	4.74%	2.95%	3.59%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Since inception on May 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three-month Treasury bill issues. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

16	Phoenix Market Neutral Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.25%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees(d)	1.50%	1.50%	1.50%
Distribution and Shareholder Servicing (12b-1) Fees(e)	0.25%	1.00%	1.00%
Other Expenses:
Dividends on Short Sales	1.64%	1.64%	1.64%
Remainder of Other Expenses	0.56%	0.56%	0.56%
Total Other Expenses	2.20%	2.20%	2.20%

Total Annual Fund Operating Expenses(f)	3.95%	4.70%	4.70%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) The fund’s investment adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008. The adviser will voluntarily continue the fee waiver, but may discontinue it at any time. The adviser will not seek to recapture any fees waived under this arrangement.

(e) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(f) The fund’s investment adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B Shares and 2.52% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after fee waiver and expense reimbursement, were 3.56% for Class A Shares, 4.22% for Class B Shares and 4.27% for Class C Shares. The adviser may recapture operating expenses waived or reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such waiver or reimbursement occurred.

Phoenix Market Neutral Fund	17

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$948	$1,709	$2,485	$4,499
Class B	$863	$1,696	$2,436	$4,518
Class C	$593	$1,410	$2,358	$4,755

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$463	$1,396	$2,336	$4,518
Class C	$468	$1,410	$2,358	$4,755

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

As of January 10, 2008, The Boston Company Asset Management LLC (“TBCAM”), is the subadviser to the fund pursuant to a subadvisory agreement approved by shareholders of the fund at a special meeting of shareholders held on December 27, 2007. TBCAM is located at Mellon Financial Center, One Boston Place, 201 Washington Street, 14th Floor, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation, located at the same address as TBCAM. Founded in 1970, TBCAM provides investment management and subadvisory services to public, corporate defined benefit and defined contribution plans, as well as various institutional and subadvised accounts. As of September 30, 2007, TBCAM had approximately $65 billion of assets under management in active equity investment strategies.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. TBCAM, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and TBCAM manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 1.50%.

The adviser has voluntarily agreed to waive 0.15% of its management fee. Additionally, the adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

Class A Shares	Class B Shares	Class C Shares
1.77%	2.52%	2.52%

18	Phoenix Market Neutral Fund

The adviser may discontinue the voluntary fee waiver and/or expense cap at any time.

The adviser may recapture operating expenses waived or reimbursed under the expense reimbursement arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such waiver or reimbursement occurred.

Phoenix pays TBCAM a subadvisory fee at the annual rate of 0.75% of the average daily net assets of the fund.

Until January 10, 2008, Euclid Advisors LLC (“Euclid”) served as subadviser to the fund. For the fund’s most recent fiscal year, Euclid received a fee of 50% of Phoenix’s gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

Portfolio Management

The following individuals are members of the team of equity investment professionals responsible for the day-to-day management of the fund’s portfolio (since January 2008).

Sean P. Fitzgibbon, CFA. Mr. Fitzgibbon is Senior Vice President of TBCAM and is the Lead Portfolio Manager on the firm’s US Large Cap Core Equity, US Large Cap 130/30 Core Equity and Market Neutral investment teams. He is responsible for research on the health care and consumer sectors for both the U.S. Core and Global Core portfolios. Mr. Fitzgibbon joined TBCAM in 1991 and has over 16 years of experience in the industry.

Jeffrey D. McGrew, CFA. Mr. McGrew is Vice President of TBCAM and is a Portfolio Manager for the firm’s US Large Cap Core Equity, US Large Cap 130/30 Core Equity and Market Neutral investment strategies. He is responsible for research on the information technology, financial and telecommunications services sectors. Mr. McGrew joined TBCAM in 2002 and has over 16 years of experience in the industry.

Robert J. Eastman, CFA. Mr. Eastman is a Portfolio Manager on the firm’s US Large Capitalization Core Equity and Market Neutral investment teams. He is responsible for research on the energy, industrials and materials sectors. Mr. Eastman joined TBCAM in 1991 and has over 19 years of experience in the industry.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Market Neutral Fund	19

Phoenix Real Estate Securities Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days written notice to shareholders.

Þ	The fund will concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.

Þ

The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools. The fund may invest in issuers of any capitalization. At December 31, 2007, the market capitalization range of the issuers in which the fund was invested was $932.8 million to $19.4 billion.

Þ

The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

Þ

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

20	Phoenix Real Estate Securities Fund

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Non-Diversification Risk

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

Real Estate Industry Concentration Risk

Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause “slowdowns” in such related businesses as real estate sales and constructions.

REIT Securities Risk

REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT’s securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the Investment Company Act of 1940, as amended (“1940 Act”). Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.

Phoenix Real Estate Securities Fund	21

Performance Tables

The Phoenix Real Estate Securities Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Real Estate Securities Fund, a series of Phoenix Multi-Portfolio Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Real Estate Securities Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Real Estate Securities Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.41% (quarter ending December 31, 2004) and the lowest return for a quarter was -12.15% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
				Class C	Class I
Class A
Return Before Taxes	-20.89%	17.69%	11.35%	—	—
Return After Taxes on Distributions(4)	-21.60%	16.32%	9.69%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-13.03%	15.02%	9.06%	—	—
Class B
Return Before Taxes	-19.92%	18.19%	11.17%	—	—
Class C
Return Before Taxes	-16.71%	—	—	16.52%	—
Class I
Return Before Taxes	-15.90%	—	—	—	-15.82%
S&P 500® Index(6)	5.49%	12.83%	5.92%	11.09%	5.46%
FTSE NAREIT Equity REITs Index(7)	-15.69%	18.17%	10.48%	15.88%	-15.61%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since July 25, 2003 and Class I since December 28, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The FTSE NAREIT Equity REITs Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

22	Phoenix Real Estate Securities Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.41%	0.41%	0.41%	0.41%

Total Annual Fund Operating Expenses(e)	1.39%	2.14%	2.14%	1.14%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2008, so that such expenses do not exceed 1.30% for Class A Shares, 2.05% for Class B Shares, 2.05% for Class C Shares and 1.05% for Class I Shares. The adviser will voluntarily continue the expense limitation, but may discontinue it at any time. Actual Total annual operating expenses, after expense reimbursements were 1.32% for Class A Shares, 2.07% for Class B Shares, 2.07% for Class C shares and 1.11% for Class I Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007 for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$700	$981	$1,283	$2,139
Class B	$608	$859	$1,136	$2,263
Class C	$308	$661	$1,140	$2,463
Class I	$108	$373	$658	$1,471

Phoenix Real Estate Securities Fund	23

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$208	$659	$1,136	$2,263
Class C	$208	$661	$1,140	$2,463

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to four mutual funds and as adviser to four closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Duff & Phelps manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.75%	0.70%	0.65%

The adviser has contractually agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

Class A Shares	Class B Shares	Class C Shares	Class I Shares
1.30%	2.05%	2.05%	1.05%

Phoenix pays Duff & Phelps a subadvisory fee at a rate of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

24	Phoenix Real Estate Securities Fund

Portfolio Management

Frank J. Haggerty Jr., CFA serves as primary Portfolio Manager (since August 2007) and is responsible for the day-to-day management of the fund. Geoffrey P. Dybas, CFA serves as Senior Portfolio Manager (since May 2007) and provides oversight to the management of the fund. Their areas of responsibility and experience are as follows:

Mr. Haggerty is a Portfolio Manager for Duff & Phelps and has served as a senior REIT analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President, Global REIT team head and Senior Portfolio Manager. He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; and separate institutional accounts.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Real Estate Securities Fund	25

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds, as indicated, may engage in additional investment techniques that present additional risks to the fund as described below and in the Statement of Additional Information.

Borrowing

The Market Neutral Fund and Real Estate Securities Fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.

CMOs, REMICs and Other Pass-Through Securities

The Real Estate Securities Fund may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

Convertible Securities

The International Real Estate Securities Fund and the Real Estate Securities Fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Depositary Receipts

The International Real Estate Securities Fund and Market Neutral Fund may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depository Receipts (GDRs) and ADRs not sponsored by U.S. banks. While investment in ADRs, EDRs and GDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, GDRs and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

Derivatives

The International Real Estate Securities Fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non–deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to party counter risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivative transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses in the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

26	Phoenix Opportunities Trust

Exchange-Traded Funds (ETFs)

The International Real Estate Securities Fund may invest in ETFs for short-term cash management purposes. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that you, as a shareholder in the fund, indirectly bear.

Foreign Currency Transactions

The International Real Estate Securities Fund and Market Neutral Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Forward Foreign Currency Exchange Contracts

The Global Utilities Fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.

High Yield-High Risk (Junk Bonds) Fixed Income Securities

The International Real Estate Securities Fund may invest in high yield-high risk (junk bonds) fixed income securities. High yield-high risk (junk bonds) fixed income securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk (junk bonds) issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk (junk bonds) fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

Illiquid and Restricted Securities

The International Real Estate Securities Fund, Market Neutral Fund and Real Estate Securities Fund may invest in illiquid and restricted securities. Illiquid and restricted securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Phoenix Opportunities Trust	27

Money Market Instruments

To meet margin requirements, redemptions or for investment purposes, the Market Neutral Fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

Repurchase Agreements

The Global Utilities Fund and Market Neutral Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the respective fund.

Securities Lending

Each fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.

Short-Term Investments

The International Real Estate Securities Fund and the Real Estate Securities Fund may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the respective fund.

Unrated Fixed Income Securities

The International Real Estate Securities Fund and the Real Estate Securities Fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. and Foreign Government Obligations

Each fund may invest in obligations of U.S. and foreign governments and their potential subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

When-Issued and Delayed-Delivery Securities

The Global Utilities Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon Bonds

The Global Utilities Fund may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

28	Phoenix Opportunities Trust

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the funds determine a “fair value” for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the

Phoenix Opportunities Trust	29

appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, each fund offers from two to four classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

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Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (Not offered by the Global Utilities Fund or the International Real Estate Securities Fund). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (seven years after purchase for the Market Neutral Fund). Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares (International Real Estate Securities Fund and Real Estate Securities Fund only). Class I Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amount; to private clients of, or referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $ 100,000	4.75	4.99
$100,000 but under $ 250,000	3.75	3.90
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege.

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These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B Shares and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

32	Phoenix Opportunities Trust

Deferred Sales Charge you may pay to sell Class B Shares

Real Estate Securities Fund

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Market Neutral Fund

Year	1	2	3	4	5	6	7+
CDSC	5%	4%	3%	3%	2%	1%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Global Utilities Fund, International Real Estate Securities Fund and Real Estate Securities Fund

Year	1	2+
CDSC	1%	0%

Market Neutral Fund

Year	1	2+
CDSC	1.25%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $ 100,000	4.75	4.99	4.25
$100,000 but under $ 250,000	3.75	3.90	3.25
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan

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with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

34	Phoenix Opportunities Trust

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

Phoenix Opportunities Trust	35

How to Buy Shares

To Open An Account (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds’ Transfer Agent.

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton,
MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

36	Phoenix Opportunities Trust

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

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Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as ‘‘undeliverable,’’ your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

38	Phoenix Opportunities Trust

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Global Utilities Fund and International Real Estate Securities Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Phoenix Opportunities Trust	39

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

Disclosure of Fund Holdings. The funds make available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Phoenix International Real Estate Securities Fund and the Phoenix Real Estate Securities Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Phoenix’s Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

40	Phoenix Opportunities Trust

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Global Utilities Fund	Quarterly
International Real Estate Securities Fund	Semiannually
Market Neutral Fund	Semiannually
Real Estate Securities Fund	Quarterly

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Phoenix Opportunities Trust	41

Financial Highlights

For each of the funds below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal period. The information is intended to help you understand the respective Predecessor Fund’s financial performance for the past five years or since inception. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a Predecessor Fund shareholder would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, the funds’ independent registered public accounting firm for each of the Predecessor Funds. Their report, together with each Predecessor Fund’s financial statements, are included in the Predecessor Fund’s most recent Annual Report, which is available upon request.

Phoenix Global Utilities Fund

	Class A
	For the Period May 1, 2007 to September 30, 2007		For the Year Ended April 30,		From Inception December 30, 2004 to April 30, 2005
			2007	2006
Net asset value, beginning of period	$13.66		$10.60	$10.13	$10.00
Income from investment operations:
Net investment income (loss)(2)	0.18		0.44	0.42	0.13
Net realized and unrealized gain (loss)	0.23		3.03	0.44	0.08

Total from investment operations	0.41		3.47	0.86	0.21

Less distributions:
Dividends from net investment income	(0.23)		(0.41)	(0.39)	(0.08)
Distributions from net realized gains	(0.14)		—	—	—

Total distributions	(0.37)		(0.41)	(0.39)	(0.08)

Change in net asset value	0.04		3.06	0.47	0.13

Net asset value, end of period	$13.70		$13.66	$10.60	$10.13

Total return(1)	3.02	%(4)	33.74%	8.66%	2.09	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$57,938		$51,190	$14,298	$6,163
Ratio to average net assets of:
Net operating expenses	1.19	%(3)	1.17%	1.15%	1.15	%(3)
Gross operating expenses	1.25	%(3)	1.40%	2.72%	5.59	%(3)
Net investment income (loss)	3.23	%(3)	3.64%	4.06%	3.81	%(3)
Portfolio turnover	29	%(4)	21%	40%	17	%(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

42	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Global Utilities Fund (continued)

	Class C
	For the Period May 1, 2007 to September 30, 2007		For the Year Ended April 30,		From Inception December 30, 2004 to April 30, 2005
			2007	2006
Net asset value, beginning of period	$13.62		$10.57	$10.12	$10.00
Income from investment operations:
Net investment income (loss)(2)	0.14		0.37	0.35	0.12
Net realized and unrealized gain (loss)	0.22		3.01	0.43	0.07

Total from investment operations	0.36		3.38	0.78	0.19

Less distributions:
Dividends from net investment income	(0.18)		(0.33)	(0.33)	(0.07)
Distribution from net realized gains	(0.14)		—	—	—

Total distributions	(0.32)		(0.33)	(0.33)	(0.07)

Change in net asset value	0.04		3.05	0.45	0.12

Net asset value, end of period	$13.66		$13.62	$10.57	$10.12

Total return(1)	2.72	%(4)	32.55%	7.87%	1.88	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,964		$1,769	$1,108	$330
Ratio to average net assets of:
Net operating expenses	1.95	%(3)	1.91%	1.90%	1.90	%(3)
Gross operating expenses	2.00	%(3)	2.19%	3.54%	8.16	%(3)
Net investment income (loss)	2.47	%(3)	3.11%	3.38%	3.58	%(3)
Portfolio turnover	29	%(4)	21%	40%	17	%(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

Phoenix International Real Estate Securities Fund

The International Real Estate Securities Fund has been in existence only since October 1, 2007, therefore, no financial information is included here for this fund.

Phoenix Opportunities Trust	43

Financial Highlights (continued)

Phoenix Market Neutral Fund

	Class A
	Period November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.19		$11.87	$11.51	$11.39	$12.09	$10.95
Income from investment operations
Net investment income (loss)(2)	0.14		0.12	(0.03)	(0.16)	(0.23)	(0.16)
Net realized and unrealized gain (loss)	(0.58)		(0.80)	0.39	0.28	(0.47)	1.44

Total from investment operations	(0.44)		(0.68)	0.36	0.12	(0.70)	1.28

Less Distributions
Dividends from net investment income	(0.22)		—	—	—	—	(0.14)

Change in net asset value	(0.66)		(0.68)	0.36	0.12	(0.70)	1.14

Net asset value, end of period	$10.53		$11.19	$11.87	$11.51	$11.39	$12.09

Total return(1)	(3.86	%)(4)	(5.81)%	3.13%	1.05%	(5.79)%	11.85%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$54,630		$89,054	$111,133	$70,892	$72,428	$61,582
Ratios to average net assets of:
Net operating expenses (including dividends on short sales, after expense reimbursement)	3.56	%(3)	3.63%	3.65%	3.42%	3.85%	3.47%
Gross operating expenses (including dividends on short sales, before expense reimbursement)	3.95	%(3)	3.63%	3.65%	3.42%	3.85%	3.68%
Net operating expenses (excluding dividends on short sales, after expense reimbursement)	1.91	%(3)	2.19%	2.20%	2.21%	2.29%	2.30%
Net investment income (loss)	1.45	%(3)	1.04%	(0.26)%	(1.45)%	(2.08)%	(1.33)%
Portfolio turnover	394	%(4)	285%	177%	175%	329%	456%

	Class B
	Period November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.80		$11.55	$11.28	$11.24	$12.02	$10.87
Income from investment operations
Net investment income (loss)(2)	0.08		0.02	(0.13)	(0.24)	(0.31)	(0.23)
Net realized and unrealized gain (loss)	(0.57)		(0.77)	0.40	0.28	(0.47)	1.43

Total from investment operations	(0.49)		(0.75)	0.27	0.04	(0.78)	1.20

Less Distributions
Dividends from net investment income	(0.14)		—	—	—	—	(0.05)

Change in net asset value	(0.63)		(0.75)	0.27	0.04	(0.78)	1.15

Net asset value, end of period	$10.17		$10.80	$11.55	$11.28	$11.24	$12.02

Total return(1)	(4.64	%)(4)	(6.41)%	2.39%	0.36%	(6.49)%	11.10%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$2,651		$4,338	$7,859	$12,290	$16,359	$15,381
Ratios to average net assets of:
Net operating expenses (including dividends on short sales, after expense reimbursement)	4.22	%(3)	4.39%	4.36%	4.11%	4.50%	4.26%
Gross operating expenses (including dividends on short sales, before expense reimbursement)	4.63	%(3)	4.39%	4.36%	4.11%	4.50%	4.61%
Net operating expenses (excluding dividends on short sales, after expense reimbursement)	2.67	%(3)	2.91%	2.90%	2.91%	2.99%	3.00%
Net investment income (loss)	0.82	%(3)	0.22%	(1.14)%	(2.15)%	(2.74)%	(2.02)%
Portfolio turnover	394	%(4)	285%	177%	175%	329%	456%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

44	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Market Neutral Fund (continued)

	Class C
	Period November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.75		$11.49	$11.22	$11.18	$11.96	$10.83
Income from investment operations
Net investment income (loss)(2)	0.07		0.02	(0.11)	(0.24)	(0.31)	(0.23)
Net realized and unrealized gain (loss)	(0.56)		(0.76)	0.38	0.28	(0.47)	1.42

Total from investment operations	(0.49)		(0.74)	0.27	0.04	(0.78)	1.19

Less distributions
Dividends from net investment income	(0.14)		—	—	—	—	(0.06)

Change in net asset value	(0.63)		(0.74)	0.27	0.04	(0.78)	1.13

Net asset value, end of period	$10.12		$10.75	$11.49	$11.22	$11.18	$11.96

Total return(1)	(4.57	)%(4)	(6.44)%	2.41%	0.36%	(6.44)%	11.01%
Ratios/supplemental data
Net assets, end of period (thousands)	$7,187		$18,377	$40,584	$25,779	$31,102	$24,449
Ratios to average net assets of:
Net operating expenses (including dividends on short sales, after expense reimbursement)	4.27	%(3)	4.41%	4.35%	4.12%	4.54%	4.22%
Gross operating expenses (including dividends on short sales, before expense reimbursement)	4.68	%(3)	4.41%	4.35%	4.12%	4.54%	4.51%
Net operating expenses (excluding dividends on short sales, after expense reimbursement)	2.68	%(3)	2.92%	2.90%	2.91%	2.99%	3.00%
Net investment income (loss)	0.76	%(3)	0.19%	(0.97)%	(2.15)%	(2.77)%	(2.02)%
Portfolio turnover	394	%(4)	285%	177%	175%	329%	456%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

Phoenix Opportunities Trust	45

Financial Highlights (continued)

Phoenix Real Estate Securities Fund

	Class A
	Period December 1, 2006 to September 30, 2007		Year Ended November 30,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$38.18		$28.15	$25.46	$20.09	$15.59	$15.23
Income from investment operations
Net investment income (loss)(2)	0.32		0.30	0.43	0.44	0.62	0.69
Net realized and unrealized gain (loss)	(2.59)		10.73	4.08	5.60	4.62	1.04

Total from investment operations	(2.27)		11.03	4.51	6.04	5.24	1.73

Less distributions
Dividends from net investment income	(0.32)		(0.37)	(0.42)	(0.50)	(0.62)	(0.68)
Distributions from net realized gains	(1.49)		(0.63)	(1.40)	(0.17)	(0.12)	(0.69)

Total distributions	(1.81)		(1.00)	(1.82)	(0.67)	(0.74)	(1.37)

Change in net asset value	(4.08)		10.03	2.69	5.37	4.50	0.36

Net asset value, end of period	$34.10		$38.18	$28.15	$25.46	$20.09	$15.59

Total return(1)	(6.14	)%(4)	40.37%	18.67%	30.68%	34.81%	12.05%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,136,923		$1,289,007	$737,744	$511,107	$260,615	$51,440
Ratio to average net assets of:
Net operating expenses	1.32	%(3)	1.30%	1.30%	1.28%	1.30%	1.30%
Gross operating expenses	1.39	%(3)	1.30%	1.30%	1.28%	1.34%	1.61%
Net investment income	1.06	%(3)	0.94%	1.68%	1.98%	3.52%	4.48%
Portfolio turnover	25	%(4)	24%	22%	28%	16%	14%

	Class B
	Period December 1, 2006 to September 30, 2007		Year Ended November 30,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$37.74		$27.86	$25.21	$19.91	$15.46	$15.11
Income from investment operations
Net investment income (loss)(2)	0.10		0.07	0.23	0.27	0.48	0.57
Net realized and unrealized gain (loss)	(2.56)		10.59	4.05	5.54	4.59	1.03

Total from investment operations	(2.46)		10.66	4.28	5.81	5.07	1.60

Less distributions
Dividends from net investment income	(0.07)		(0.15)	(0.23)	(0.34)	(0.50)	(0.56)
Distributions from net realized gains	(1.49)		(0.63)	(1.40)	(0.17)	(0.12)	(0.69)

Total distributions	(1.56)		(0.78)	(1.63)	(0.51)	(0.62)	(1.25)

Change in net asset value	(4.02)		9.88	2.65	5.30	4.45	0.35

Net asset value, end of period	$33.72		$37.74	$27.86	$25.21	$19.91	$15.46

Total return(1)	(6.72	)%(4)	39.29%	17.81%	29.74%	33.76%	11.23%
Ratios/supplemental data:
Net assets, end of period (thousands)	$49,964		$71,240	$59,042	$57,797	$39,299	$17,984
Ratio to average net assets of:
Net operating expenses	2.07	%(3)	2.05%	2.05%	2.03%	2.05%	2.05%
Gross operating expenses	2.13	%(3)	2.05%	2.05%	2.03%	2.09%	2.37%
Net investment income	0.32	%(3)	0.24%	0.93%	1.25%	2.79%	3.70%
Portfolio turnover	25	%(4)	24%	22%	28%	16%	14%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

46	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Real Estate Securities Fund (continued)

	Class C
	Period December 1, 2006 to September 30, 2007		Year Ended November 30,			From Inception July 25, 2003 to November 30, 2003
			2006	2005	2004
Net asset value, beginning of period	$38.11		$28.12	$25.43	$20.07	$17.90
Income from investment operations
Net investment income (loss)(2)	0.10		0.06	0.25	0.26	0.19
Net realized and unrealized gain (loss)	(2.59)		10.71	4.07	5.61	2.13

Total from investment operations	(2.49)		10.77	4.32	5.87	2.32

Less distributions
Dividends from net investment income	(0.06)		(0.15)	(0.23)	(0.34)	(0.15)
Distributions from net realized gains	(1.49)		(0.63)	(1.40)	(0.17)	—

Total distributions	(1.55)		(0.78)	(1.63)	(0.51)	(0.15)

Change in net asset value	(4.04)		9.99	2.69	5.36	2.17

Net asset value, end of period	$34.07		$38.11	$28.12	$25.43	$20.07

Total return(1)	(6.71	)%(4)	39.32%	17.80%	29.78%	13.03	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$100,321		$112,794	$67,764	$38,399	$4,785
Ratio to average net assets of:
Net operating expenses	2.07	%(3)	2.05%	2.05%	2.03%	2.05	%(3)
Gross operating expenses	2.14	%(3)	2.05%	2.05%	2.03%	2.07	%(3)
Net investment income	0.32	%(3)	0.19%	0.97%	1.17%	2.88	%(3)
Portfolio turnover	25	%(4)	24%	22%	28%	16	%(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

	Class I
	For the Period December 29, 2006 to September 30, 2007

Net asset value, beginning of period	$35.99
Income from investment operations
Net investment income (loss)(2)	0.28
Net realized and unrealized gain (loss)	(1.87)

Total from investment operations	(1.59)

Less distributions
Dividends from net investment income	(0.31)
Distributions from net realized gains	(0.01)

Total distributions	(0.32)

Change in net asset value	(1.91)

Net asset value, end of period	$34.08

Total return(1)	(4.44	)%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)	$32,887
Ratio to average net assets of:
Net operating expenses	1.11	%(1)
Gross operating expenses	1.23	%(1)
Net investment income	1.09	%(1)
Portfolio turnover	25	%(2)

(1) Annualized.

(2) Not annualized.

Phoenix Opportunities Trust	47

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455 PXP4849 BPD33933	1-08

Prospectus

FIXED INCOME FUNDS

Phoenix Bond Fund

Phoenix CA Tax-Exempt Bond Fund

Phoenix Core Bond Fund

Phoenix High Yield Fund

Phoenix Money Market Fund

Phoenix Multi-Sector Fixed Income Fund

Phoenix Multi-Sector Short Term Bond Fund

Phoenix Senior Floating Rate Fund

TRUST NAME: PHOENIX OPPORTUNITIES TRUST	January 31, 2008	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com
Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Opportunities Trust funds.

Please read it carefully and retain it for future reference.

Phoenix Opportunities Trust

Phoenix Bond Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody’s Investors Service (“Moody’s”) or BBB- or higher by Standard & Poor’s Corporation (“S&P”). However, the fund may invest in high yield-high risk fixed income securities (junk bonds). As of December 31, 2007, the average rating of the fund’s portfolio was Aa3 or AA-. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

Þ	The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

Þ

Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security’s payment pattern. Normally, the fund’s dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund’s dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund’s dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund’s dollar-weighted average maturity will range between three and fifteen years. On December 31, 2007, the average duration of the fund’s securities was 4.53 years and the average maturity was 6.11 years. Typically, for a fund maintaining an average duration of 4.53 years, a one percent increase in interest rates would cause a 4.53% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.53%.

Þ	Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

Þ

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	High Yield Securities (Junk Bonds) Risk. The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

Phoenix Bond Fund	1

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

•	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•

Mortgage-Backed and Asset-Backed Securities Risk. The risk that certain factors may negatively affect the value of mortgage-backed and asset-backed securities, causing them to fluctuate to a greater degree than other debt securities.

•	U.S. Government Securities Risk. The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 43.

2	Phoenix Bond Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Phoenix Bond Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 3.77% (quarter ending September 30, 2002) and the lowest return for a quarter was -2.25% (quarter ending June 30, 2004).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class A	Class B	Class C
Class I
Return Before Taxes	5.24%	4.68%	5.63%	—	—	—
Return After Taxes on Distributions(4)	3.59%	3.00%	3.46%	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares(4)	3.37%	3.03%	3.48%	—	—	—
Class A
Return Before Taxes	0.04%	3.40%	—	4.54%	—	—
Class B
Return Before Taxes	0.18%	3.59%	—	—	4.28%	—
Class C
Return Before Taxes	4.28%	3.63%	—	—	—	4.29%
Lehman Aggregate Bond Index(5)	6.97%	4.42%	5.97%	5.86%	5.86%	5.86%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class A Shares, Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class I); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Bond Fund	3

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%	None
Other Expenses	0.37%	0.37%	0.37%	0.37%

Total Annual Fund Operating Expenses(e)	1.12%	1.87%	1.87%	0.87%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) The fund’s investment adviser has voluntarily agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.90% for Class I Shares, 1.15% for Class A Shares, 1.90% for Class B Shares and 1.90% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class I	$89	$278	$482	$1,073
Class A	$584	$814	$1,063	$1,773
Class B	$590	$788	$1,011	$1,995
Class C	$290	$588	$1,011	$2,190

4	Phoenix Bond Fund

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$190	$588	$1,011	$1,935
Class C	$190	$588	$1,011	$2,190

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

SCM Advisors LLC (“SCM Advisors”) is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of September 30, 2007, SCM Advisors had approximately $12.9 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. SCM Advisors, as subadviser, is responsible for day-to-day management of the fund’s portfolio. Phoenix and SCM Advisors manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.50%.

The adviser has voluntarily agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the fund.

Class I Shares	Class A Shares	Class B Shares	Class C Shares
0.90%	1.15%	1.90%	1.90%

The adviser may discontinue this voluntary expense cap at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

The ratio of management fees to average net assets for the fiscal year ended September 30, 2007 was 0.50%.

Phoenix pays SCM Advisors a subadvisory fee at the rate of 0.25%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 semiannual report, covering the period October 1, 2006 through March 31, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Phoenix Bond Fund	5

Portfolio Management

A team of investment professionals led by Albert Gutierrez is jointly and primarily responsible for the day-to-day management of the fund’s portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

Al Alaimo, CFA, CPA. Mr. Alaimo has served on the fund’s portfolio management team since 2005. He also serves as a Portfolio Manager for the Phoenix High Yield Fund. He is Fixed Income Portfolio Manager and Director of Research at SCM Advisors focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining SCM Advisors in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 22 years of investment experience.

Robert L. Bishop, CFA. Mr. Bishop has served on the fund’s portfolio management team since 2005. He is Portfolio Manager and Trader of Fixed Income at SCM Advisors focused primarily on quantitative techniques, corporate bonds, credit derivatives and structured securities. Prior to joining SCM Advisors in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch (1989-2002). He has 28 years of investment experience.

Andrew S. Chow, CFA. Mr. Chow has served on the fund’s portfolio management team since 2005. He is a Portfolio Manager and Trader of Fixed Income at SCM Advisors focused primarily on mortgage-backed and asset-backed securities, convertibles and structured products. Prior to joining SCM Advisors in 2002, Mr. Chow was a Portfolio Manager for ING Pilgrim (2000-2002). He has 21 years of investment experience.

Albert Gutierrez, CFA. Mr. Gutierrez has led the fund’s portfolio management team since 2002. He also serves as lead portfolio manager for the Phoenix High Yield Fund. He is Chief Investment Officer of Fixed Income at SCM Advisors and has been with SCM Advisors since 2002. Prior to joining SCM Advisors, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002) and was in a similar capacity at Conseco Capital Management (1988-2000). He has 25 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

6	Phoenix Bond Fund

Phoenix CA Tax-Exempt Bond Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix CA Tax-Exempt Bond Fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the fund’s assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term “bonds” includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

Þ

Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

Þ

Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security’s coupon rate, call features, maturity and average life.

Þ	Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.

Þ

The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Temporary Defensive Strategy: When, in the subadviser’s opinion, abnormal market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•	California Bonds Risk. The risk that certain regulatory controls or changes in California will negatively affect the value of securities issued by the State of California.

•

Concentration Risk. The risk that if the fund concentrates its investments in a single state, its portfolio will be more susceptible to factors adversely affecting issuers located in that state than would a more geographically diverse portfolio of securities.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

Phoenix CA Tax-Exempt Bond Fund	7

•	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•	Municipal Market Risk. The risk that certain factors may negatively affect the value of municipal securities, causing them to fluctuate in value to a greater degree than other debt securities.

•	Puerto Rico Bonds Risk. The risk that certain regulatory controls or changes in Puerto Rico will negatively affect the value of securities issued by the territory of Puerto Rico.

•	Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

•	Unrated Securities Risk. The risk that unrated securities may be more difficult to analyze.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 43.

8	Phoenix CA Tax-Exempt Bond Fund

Performance Tables

The Phoenix CA Tax-Exempt Bond Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix CA Tax-Exempt Bond Fund, a series of a trust by the same name (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix CA Tax-Exempt Bond Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in Phoenix CA Tax-Exempt Bond Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.94% (quarter ending September 30, 2002) and the lowest return for a quarter was -2.44% (quarter ending June 30, 2004).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(5)
	1 Year	5 Years	10 Years	Class I
Class A Shares
Return Before Taxes	-2.50%	2.29%	3.76%	—
Return After Taxes on Distributions(3)	-2.55%	2.12%	3.52%	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-0.40%	2.43%	3.69%	—
Class I Shares	2.60%	—	—	2.76%
Lehman Brothers Aggregate Bond Index(6)	6.97%	4.42%	5.97%	6.55%
Lehman Brothers California Municipal Bond Index(7)	2.81%	4.49%	5.22%	3.22%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class I Shares since September 29, 2006.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix CA Tax-Exempt Bond Fund	9

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees(b)	0.25%	None
Other Expenses	0.35%	0.35%

Total Annual Fund Operating Expenses(c)	1.05%	0.80%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(c) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.85% for Class A Shares and 0.60% for Class I Shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 0.88% for Class A Shares and 0.64% for Class I Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$577	$793	$1,027	$1,697
Class I	$82	$255	$444	$990

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc., (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

10	Phoenix CA Tax-Exempt Bond Fund

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.45%	0.40%	0.35%

The adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the fund.

Class A Shares	Class I Shares
0.85%	0.60%

The adviser may discontinue this voluntary expense cap at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Timothy M. Heaney, CFA. Mr. Heaney is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund’s portfolio. He has managed the fund since September 1997 and previously co-managed the fund from March 1996. Mr. Heaney is Senior Managing Director, Fixed Income of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and was Managing Director, Fixed Income (since 1997), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996). He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages DTF Tax-Free Income Inc., a closed-end fund.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

Phoenix CA Tax-Exempt Bond Fund	11

Phoenix Core Bond Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, collateralized mortgage obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund intends to maintain an average credit quality of “A” or better as rated by Moody’s Investors Services, Inc. or Standard & Poor’s. If after the time of investment a security’s rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

Þ

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the portion of fund investment in various sectors (such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds) and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

Þ

Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. By maintaining the duration of the fund at a level similar to that of the fund’s benchmark, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with its benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2007, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.41 years; the modified adjusted duration of the fund was 4.54 years. Typically, for a fund maintaining a modified adjusted duration of 4.54 years, a one percent increase in interest rates would cause a 4.54% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.54%.

Þ

Securities selected for fund investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On December 31, 2007, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.05 years; the average adjusted maturity of the fund was 5.68 years.

Þ	Generally, securities are sold when the subadviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

12	Phoenix Core Bond Fund

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

•

Mortgage-Backed and Asset-Backed Securities Risk. The risk that certain factors may negatively affect the value of mortgage-backed and asset-backed securities, causing them to fluctuate to a greater degree than other debt securities.

•	Municipal Market Risk. The risk that certain factors may negatively affect the value of municipal securities, causing them to fluctuate in value to a greater degree than other debt securities.

•	U.S. Government Securities Risk. The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 43.

Phoenix Core Bond Fund	13

Performance Tables

The Phoenix Core Bond Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Core Bond Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Core Bond Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Core Bond Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 4.39% (quarter ending September 30, 1998) and the lowest return for a quarter was -2.62% (quarter ending June 30, 2004).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C
Class A
Return Before Taxes	-0.10%	2.64%	3.85%	—
Return After Taxes on Distributions(4)	-1.71%	0.86%	1.66%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-0.09%	1.19%	1.91%	—
Class B
Return Before Taxes	0.07%	2.86%	3.57%	—
Class C
Return Before Taxes	4.15%	2.89%	—	4.08%
Lehman Brothers Aggregate Bond Index(6)	6.97%	4.42%	5.97%	6.37%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since October 11, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

14	Phoenix Core Bond Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Other Expenses	0.54%	0.54%	0.54%

Total Annual Fund Operating Expenses(e)	1.24%	1.99%	1.99%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through February 28, 2008, so that such expenses do not exceed 1.00% for Class A Shares, 1.75% for Class B Shares and 1.75% for Class C Shares. The adviser will voluntarily extend this expense cap but may discontinue it at any time. Actual Total Annual Operating Expenses, after expense reimbursements, were 1.05% for Class A Shares, 1.80% for Class B Shares and 1.80% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$593	$848	$1,122	$1,902
Class B	$600	$822	$1,071	$2,122
Class C	$302	$629	$1,081	$2,336

Phoenix Core Bond Fund	15

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$200	$622	$1,071	$2,122
Class C	$202	$629	$1,081	$2,336

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.45%	0.40%	0.35%

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), through February 28, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund.

Class A Shares	Class B Shares	Class C Shares
1.00%	1.75%	1.75%

The adviser will extend this expense cap but may discontinue it at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

16	Phoenix Core Bond Fund

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Cynthia A. Beaulieu and Christopher J. Kelleher, CFA, CPA have served as co-portfolio managers of the fund since 2005 and as such are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. David L. Albrycht, CFA has served as a co-portfolio manager since 2007.

Mr. Albrycht is a Senior Managing Director, Fixed Income, of Goodwin. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund, the Phoenix Multi-Sector Fixed Income Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Ms. Beaulieu is Managing Director of Goodwin. She serves as Portfolio Manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Previously, she was associated with Phoenix, an affiliate of Goodwin, and has been with Phoenix since 1994. Since joining Phoenix, Ms. Beaulieu has held a number of positions of increasing responsibility, including trading, credit research and portfolio management. She has 15 years of investment experience.

Mr. Kelleher is Senior Managing Director of Goodwin. Mr. Kelleher also serves as portfolio manager for the Phoenix Institutional Bond Fund. He is responsible for institutional fixed income management. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has been with Phoenix since 1986. He has 22 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Core Bond Fund	17

Phoenix High Yield Fund

Investment Risk and Return Summary

Investment Objectives

The Phoenix High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives. The fund’s investment objectives may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities. The fund’s policy of investing 80% of its assets in high yield fixed income securities may be changed only upon 60 days written notice to shareholders.

Þ	The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

•

The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

•

The subadviser considers credit research an integral component of its higher quality high yield investment process. The manager invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody’s, Standard & Poor’s or Fitch, at the time of investment. If after the time of investment a security’s rating declines, the fund is not obligated to sell the security.

•	Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

Þ

The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. On December 31, 2007, the modified adjusted duration of the Lehman Brothers High Yield 2% Issuer Cap Index was 4.61 years; the modified adjusted duration of the fund was 4.39 years. Typically, for a fund maintaining a modified adjusted duration of 4.39 years, a one percent increase in interest rates would cause a 4.39% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 4.39%.

Þ

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objectives.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

18	Phoenix High Yield Fund

•	High Yield Securities (Junk Bonds) Risk. The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

•	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•

Mortgage-Backed and Asset-Backed Securities Risk. The risk that certain factors may negatively affect the value of mortgage-backed and asset-backed securities, causing them to fluctuate to a greater degree than other debt securities.

•	U.S. Government Securities Risk. The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 43.

Phoenix High Yield Fund	19

Performance Tables

The Phoenix High Yield Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix High Yield Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix High Yield Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix High Yield Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 7.03% (quarter ending June 30, 2003) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C
Class A
Return Before Taxes	-2.61%	6.53%	1.57%	—
Return After Taxes on Distributions(4)	-4.95%	3.96%	-1.65%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-1.70%	4.08%	-0.67%	—
Class B
Return Before Taxes	-2.50%	6.76%	1.28%	—
Class C
Return Before Taxes	1.31%	6.77%	—	1.03%
Lehman Brothers Aggregate Bond Index(6)	6.97%	4.42%	5.97%	5.94%
Lehman Brothers High Yield 2% Issuer Cap Index(7)	2.26%	10.74%	5.59%	5.42%
(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since February 27, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

20	Phoenix High Yield Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Other Expenses	0.49%	0.49%	0.49%

Total Annual Fund Operating Expenses	1.39%	2.14%	2.14%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$610	$894	$1,199	$2,064
Class B	$616	$867	$1,144	$2,271
Class C	$317	$670	$1,149	$2,472

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$216	$667	$1,144	$2,271
Class C	$217	$670	$1,149	$2,472

Phoenix High Yield Fund	21

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

SCM Advisors, LLC (“SCM Advisors”) is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of September 30, 2007, SCM Advisors had approximately $12.9 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. SCM Advisors, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and SCM Advisors manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.65%	0.60%	0.55%

Phoenix pays SCM Advisors a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Al Alaimo, CFA, CPA and Albert Gutierrez, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund’s portfolio and is supported by Mr. Alaimo.

Mr. Alaimo has served on the fund’s portfolio management team since November 2005. He also serves on the portfolio management team for the Phoenix Bond Fund. Mr. Alaimo is Fixed Income Portfolio Manager and Director of Research at SCM Advisors focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining SCM Advisors in 2001, he was Managing Director with Banc of America Securities LLC (1996-2001). Mr. Alaimo has 22 years of investment experience.

Mr. Gutierrez has led the fund’s portfolio management team since November 2005. He also serves as lead portfolio manager for the Phoenix Bond Fund. Mr. Gutierrez is Chief Investment Officer of Fixed Income at SCM Advisors and has been with SCM Advisors since 2002. Prior to joining SCM Advisors, he headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002); and was in a similar capacity at Conseco Capital Management (1988-2000). Mr. Gutierrez has 25 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

22	Phoenix High Yield Fund

Phoenix Money Market Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ	The fund seeks to maintain a stable $1.00 per share price.

Þ

The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund’s portfolio securities, based on their dollar value, will not exceed 90 days.

Þ

The subadviser seeks a high level of return relative to the market by selecting securities for the fund’s portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The subadviser may not purchase securities with the highest available yield if the subadviser believes that such an investment is inconsistent with the fund objective of preservation of capital and maintenance of liquidity.

Þ	The fund invests exclusively in the following instruments:

•	obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

•	obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

•	dollar-denominated obligations guaranteed by banks or savings and loan associations;

•	federally-insured obligations of other banks or savings and loan associations;

•

commercial paper, which at the date of investment is rated A-1 by Standard and Poor’s (“S&P”) and/or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s;

•	short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody’s; and

•	repurchase agreements.

Þ

At least 95% of the fund’s total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

Þ	The fund may invest more than 25% of its assets in the domestic banking industry.

Risks Related to Principal Investment Strategies

General

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the subadviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

Phoenix Money Market Fund	23

Credit Risk

Credit risk refers to the issuer’s ability to make scheduled interest or principal payments. A security’s short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund’s stream of income and decrease the fund’s yield.

Domestic Banking Industry Risk

If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

Foreign Investing Risk

The fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

Interest Rate Risk

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

Repurchase Agreements Risk

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the subadviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

24	Phoenix Money Market Fund

Performance Tables

The Phoenix Money Market Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Money Market Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Money Market Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Money Market Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ending June 30, 2004).

Average Annual Total Returns (for the periods ended 12/31/07)	1 Year	5 Years	10 Years
Class A Shares	4.60%	2.55%	3.27%

The fund’s 7-day yield on December 31, 2007 was 4.10%.

Phoenix Money Market Fund	25

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Class A Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.46%

Total Annual Fund Operating Expenses	0.86%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$88	$274	$477	$1,061

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

26	Phoenix Money Market Fund

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.40%	0.35%	0.30%

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Phoenix Money Market Fund	27

Phoenix Multi-Sector Fixed Income Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Multi-Sector Fixed Income Fund has an investment objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ	Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so called “junk bonds”).

The fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in fixed income securities may be changed only upon 60 days written notice to shareholders.

Þ

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

Þ

Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with its benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2007, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.41 years; the modified adjusted duration of the fund was 3.91 years. Typically, for a fund maintaining a modified adjusted duration of 3.91 years, a one percent increase in interest rates would cause a 3.91% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 3.91%.

Þ

Fixed income securities selected for portfolio investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2007, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.05 years; the average adjusted maturity of the fund was 7.09 years.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its

28	Phoenix Multi-Sector Fixed Income Fund

principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•

CMOs, REMICs and Other Pass-Through Securities Risk. The risk that certain factors may negatively affect the value of pass-though securities, causing them to fluctuate to a greater degree than other debt securities.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Emerging Market Risk. The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

•	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	High Yield Securities (Junk Bonds) Risk. The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

•	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•	U.S. Government Securities Risk. The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 43.

Phoenix Multi-Sector Fixed Income Fund	29

Performance Tables

The Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Multi-Series Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Multi-Sector Fixed Income Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Fixed Income Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.01% (quarter ending June 30, 2003) and the lowest return for a quarter was -11.70% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-2.25%	6.27%	4.61%
Return After Taxes on Distributions(3)	-4.06%	4.09%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-1.47%	4.07%	2.16%
Class B
Return Before Taxes	-1.94%	6.55%	4.34%
Class C
Return Before Taxes	1.93%	6.55%	4.37%
Lehman Brothers Aggregate Bond Index(5)	6.97%	4.42%	5.97%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

30	Phoenix Multi-Sector Fixed Income Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Other Expenses	0.39%	0.39%	0.39%

Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$591	$835	$1,098	$1,850
Class B	$597	$809	$1,047	$2,070
Class C	$297	$609	$1,047	$2,264

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$197	$609	$1,047	$2,070
Class C	$197	$609	$1,047	$2,264

Phoenix Multi-Sector Fixed Income Fund	31

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.55%	0.50%	0.45%

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

David L. Albrycht, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund’s portfolio. Mr. Albrycht co-managed the fund since March 1994, and assumed full management of the fund in April 1995. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

32	Phoenix Multi-Sector Fixed Income Fund

Phoenix Multi-Sector Short Term Bond Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Multi-Sector Short Term Bond Fund has an investment objective to provide high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor’s Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody’s Investor’s Services, Inc., or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.

Þ

The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•	Investment-grade securities; and

•	High yield-high risk fixed income securities (so called “junk bonds”).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

Þ

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

Þ

Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Short Term Medium Quality Corporate Bond Index, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with that benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2007, the modified adjusted duration of the Merrill Lynch Short Term Medium Quality Corporate Bond Index was 1.82 years; the modified adjusted duration of the fund was 2.52 years. Typically, for a fund maintaining a modified adjusted duration of 2.52 years, a one percent increase in interest rates would cause a 2.52% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 2.52%.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its

Phoenix Multi-Sector Short Term Bond Fund	33

principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•

CMOs, REMICs and Other Pass-Through Securities Risk. The risk that certain factors may negatively affect the value of pass-though securities, causing them to fluctuate to a greater degree than other debt securities.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Emerging Market Risk. The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

•	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	High Yield Securities (Junk Bonds) Risk. The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•	Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates.

•	U.S. Government Securities Risk. The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 43.

34	Phoenix Multi-Sector Short Term Bond Fund

Performance Tables

The Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Multi-Series Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Multi-Sector Short Term Bond Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.62% (quarter ending December 31, 1998) and the lowest return for a quarter was -5.50% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class T
Class A
Return Before Taxes	0.83%	4.28%	4.94%	—
Return After Taxes on Distributions(4)	-1.00%	2.64%	2.72%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	0.50%	2.69%	2.82%	—
Class B
Return Before Taxes	0.96%	4.24%	4.61%	—
Class C
Return Before Taxes	2.87%	4.59%	4.97%	—
Class T
Return Before Taxes	2.36%	—	—	3.22%
Lehman Brothers Aggregate Bond Index(6)	6.97%	4.42%	5.97%	3.96%
Merrill Lynch Short Term Medium Quality Corporate Bond Index(7)	5.31%	3.93%	5.36%	3.40%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class T Shares since June 2, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Multi-Sector Short Term Bond Fund	35

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares	Class T Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	2.00%(b)	None	1.00%(c)
Maximum Sales Charge (load) Imposed on
Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

	Class A Shares	Class B Shares	Class C Shares	Class T Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	0.75%	0.50%	1.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%

Total Annual Fund Operating Expenses	1.11%	1.61%	1.36%	1.86%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

(c) The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$336	$570	$823	$1,546
Class B	$314	$508	$876	$1,655
Class C	$138	$431	$745	$1,635
Class T	$289	$585	$1,006	$2,180

36	Phoenix Multi-Sector Short Term Bond Fund

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$164	$508	$876	$1,655
Class T	$189	$585	$1,006	$2,180

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.55%	0.50%	0.45%

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

Portfolio Management

David L. Albrycht, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund’s portfolio. Mr. Albrycht has been Senior Portfolio Manager of the fund since August 1993. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Fixed Income Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. Mr. Albrycht is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

Phoenix Multi-Sector Short Term Bond Fund	37

Phoenix Senior Floating Rate Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Senior Floating Rate Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

The fund will pursue its investment objectives primarily through investment in a portfolio of senior floating rate loans (“Senior Loans”) made to U.S. and foreign borrowers that are corporations, partnerships and other business entities (“Borrower”). Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility.

Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate, such as the London Inter-Bank Offered Rate (LIBOR), the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate. The fund will purchase Senior Loans primarily through assignments, but may also purchase participation interests in Senior Loans. An assignment represents a portion of a Senior Loan attributable to a lender. With an assignment, the fund becomes a lender for purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. With participation interests, the fund does not become a lender under the original loan documentation.

The Fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., S&P and Moody’s) (also known as junk bonds) or that are unrated but considered by the subadviser to be of comparable quality. The subadviser relies, to a significant degree, on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.

Þ	The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, asset-backed securities, credit linked notes, and swaps.

Þ	The fund may invest in subordinated Senior Loans, unsecured Senior Loans, adjustable rate loans, structured notes, fixed-rate obligations and other debt securities.

Þ	The fund may invest up to 15% of total assets in US and non-US dollar denominated foreign securities and foreign Senior Loans, including yankee bonds.

Þ

The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the fund borrows more money than its cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

Þ

The subadviser’s investment process is fundamentally driven and employs a value approach. The subadviser seeks to identify attractive industries, themes, and risk levels. The subadviser performs extensive credit and company analysis, i.e. management, loan structure, and financials, in its security selection process, which focuses on higher quality companies within each rating tier. The portfolio construction process utilizes both macro economic and fundamental analysis, and emphasizes portfolio diversification.

38	Phoenix Senior Floating Rate Fund

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•	Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Generally, the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower, making Senior Loans less susceptible to Credit Risks than certain other types of fixed income securities.

•

Derivatives Risk. The risk that derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations).

•	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	High Yield-High Risk Securities (Junk Bonds) Risk. The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•

Illiquid and Restricted Securities Risk. The risk that the securities may be difficult to sell or may be sold only pursuant to certain legal restrictions, which may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

•

Interest Rate Risk. The risk that bond prices overall will decline because of rising interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. Since their interest rate adjusts periodically with changes in prevailing interest rates, Senior Loans generally have less interest rate risk than other high yield-high risk securities.

•	Unrated Fixed Income Securities Risk. The risk that unrated fixed income securities may be more difficult to analyze.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 43.

Phoenix Senior Floating Rate Fund	39

Performance Tables

The fund has been in existence only since January 31, 2008; therefore, performance information is not included for the fund since it has not had a full calendar year of investment operations.

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.60%	0.60%	0.60%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%	None
Interest Payments on Borrowed Funds
Other Expenses(d)	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.49%	2.24%	1.24%
Expense Reduction(e)	(0.29)%	(0.29)%	(0.29)%

Net Annual Fund Operating Expenses	1.20%	1.95%	0.95%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d) Estimated at this time.

(e) The fund’s investment adviser has contractually agreed to limit total operating expenses (excluding interest, taxes, leverage expenses and extraordinary expenses) through January 31, 2009, so that such expenses do not exceed 1.20% for Class A Shares, 1.95% for Class C Shares and 0.95% for Class I Shares. The adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursement occurred.

40	Phoenix Senior Floating Rate Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years
Class A	$591	$977
Class C	$298	$755
Class I	$97	$450

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years
Class C	$198	$755

Note: The example assumes that the expense reimbursement obligations of the adviser are in effect through January 31, 2009. Thereafter, the example does not reflect any expense reimbursement obligations.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.60%	0.55%	0.50%

Phoenix Senior Floating Rate Fund	41

The adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes, leverage expenses and extraordinary expenses) through January 31, 2009 so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser may recapture any operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Class A Shares	Class C Shares	Class I Shares
1.20%	1.95%	0.95%

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2008 semiannual report covering the period ending March 31, 2008.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

David L. Albrycht, CFA and Kyle A. Jennings, CFA manage the fund. Mr. Albrycht is primarily responsible for the day-to-day management of the fund’s portfolio and is supported by Mr. Jennings.

Mr. Albrycht is Senior Portfolio Manager of the fund (since inception). He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund, the Phoenix Multi-Sector Fixed Income Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Mr. Jennings is Portfolio Manager of the fund (since inception). He is Managing Director of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the high yield bond and leveraged loan sectors and assists in the formulation of the leveraged finance strategy for the retail and institutional multi-sector funds. Mr. Jennings also covers the gaming, healthcare, banking, homebuilding and lodging industries. Prior to joining Phoenix, Mr. Jennings was employed in the banking industry as a credit research analyst for Shawmut Bank and Citizens Bank. He has 16 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

42	Phoenix Senior Floating Rate Fund

Risks Related to Principal Investment Strategies

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither a fund, nor its adviser or subadviser, can assure you that a particular level of income will consistently be achieved or that the value of the fund’s investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Specific risks of investing in the various funds are indicated in the chart below and are described in detail following the chart.

RISKS For One or More Funds	Bond Fund	CA Tax-Exempt Bond Fund	Core Bond Fund	High Yield Fund	Multi-Sector Fixed Income Fund	Multi-Sector Short Term Bond Fund	Senior Floating Rate Fund
Borrowing							X
California Bonds		X
CMOs, REMICs and Other Pass-Through Securities					X	X
Concentration		X
Credit	X	X	X	X	X	X	X
Derivatives							X
Emerging Market					X	X
Foreign Investing			X		X	X	X
High Yield-High Risk Securities	X			X	X	X	X
Illiquid and Restricted Securities							X
Interest Rate	X	X	X	X	X	X	X
Long-Term Maturities/Durations		X		X	X
Lower Rated Securities	X
Mortgage-Backed and Asset Backed Securities	X		X	X
Municipal Market		X	X
Puerto Rico Bonds		X
Tax-Exempt Securities		X
Unrated Securities		X					X
U.S. Government Securities	X		X	X	X	X

Borrowing Risk

The risk that if the securities purchased with borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

California Bonds Risk

The risk that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund’s level of income, capital appreciation and liquidity.

CMOs, REMICs and Other Pass-Through Securities Risk

The risk that the values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

Phoenix Opportunities Trust	43

Concentration Risk

The risk that if the fund concentrates its investments in a single state, its portfolio will be more susceptible to factors adversely affecting issuers located in that state than would a more geographically diverse portfolio of securities.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Applicable to the Senior Floating Rate Fund: Generally, the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower, making Senior Loans less susceptible to Credit Risks than certain other types of fixed income securities.

Derivatives Risk

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Emerging Market Investing Risk

The risk that prices of emerging markets securities may be more volatile than those of counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies.

Emerging market countries often suffer from currency devaluation and higher rates of inflation. Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

To the extent a fund invests 25% or more of its assets in a particular emerging markets country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent a fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.

Foreign Investing Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

High Yield-High Risk Securities (Junk Bonds) Risk

The risk that high yield securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.

44	Phoenix Opportunities Trust

Illiquid and Restricted Securities Risk

The risk that the securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Applicable to the Senior Floating Rate Fund: Since their interest rates adjust periodically due to changes in prevailing interest rates, Senior Loans generally have less interest rate risk than other high yield-high risk securities.

Long-Term Maturities/Durations Risk

The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Lower Rated Securities Risk

The risk that lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

Mortgage-Backed and Asset-Backed Risk

The risk that certain factors, such as interest rate changes, may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Puerto Rico Bonds Risk

The risk that certain regulatory controls or changes in Puerto Rico will negatively affect the value of securities issued by the territory of Puerto Rico. Certain federal tax credits currently offered to qualifying U.S. manufacturing firms operating in Puerto Rico were phased out on January 1, 2006. The overall effect this will have on Puerto Rico’s economy is still unclear.

Tax-Exempt Securities Risk

The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

Phoenix Opportunities Trust	45

Unrated Fixed Income Securities Risk

The risk that unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities making it more difficult to sell unrated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

46	Phoenix Opportunities Trust

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described after the chart. Many of the additional investment techniques that a fund may use are more fully described in the Statement of Additional Information.

RISKS	Bond Fund	Core Bond Fund	High Yield Fund	Money Market Fund	Multi-Sector Fixed Income Fund	Multi-Sector Short Term Bond Fund	Senior Floating Rate Fund
Borrowing	X		X		X	X
Convertible Securities		X	X		X	X	X
Derivatives	X	X	X		X	X
Equity Securities			X		X	X	X
Foreign Investing	X		X
Illiquid Securities	X	X	X		X	X
Investment Grade Securities			X		X	X	X
Loan Participations			X
Municipal Securities		X	X				X
Mutual Fund Investing	X				X	X	X
Non-Performing Securities							X
Private Placements		X	X
Repurchase Agreements	X	X	X		X	X
Securities Lending	X	X	X		X	X	X
Short-Term Investments		X					X
Unrated Securities	X	X	X	X	X	X
Variable Rate, Floating Rate and Variable Amount Securities	X
When-Issued and Delayed Delivery Securities			X		X	X	X
Yankee Bonds		X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds			X		X	X	X

Borrowing

The fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

Convertible Securities

The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

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Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Equity Securities

The fund may invest in equity securities. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The High Yield Fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Foreign Investing

The fund may invest in securities of foreign (non-U.S.) issuers. The High Yield Fund may invest in emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

Illiquid and Restricted Securities

The fund may invest in illiquid securities, including restricted securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Investment Grade Securities

The fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in the Principal Investment Strategies sections, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Loan Participations

The fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

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Municipal Securities

The fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called “revenue bonds”). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the funds. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities’ returns.

Mutual Fund Investing

The fund may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

Non-Performing Securities

The fund may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor’s or C by Moody’s.

Private Placements

The fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission (“SEC”). Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

Repurchase Agreements

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

Securities Lending

The fund may loan portfolio securities with a value up to one third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Short-Term Investments

The fund may invest in short-term investments, including bank certificates of deposit, bankers’ acceptances and repurchase agreements.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

Variable Rate, Floating Rate or Variable Amount Securities

The fund may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.

When-Issued and Delayed-Delivery Securities

The fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

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Yankee Bonds

The fund may invest in Yankee Bonds, which are dollar-denominated bonds issued on the U.S. capital markets by foreign banks and corporations. Yankee Bonds provide an alternative to investing directly in the foreign issuer. However, Yankee Bonds continue to be subject to risks such as the political and economic risks of the issuer’s country.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the funds determine a “fair value” for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any

50	Phoenix Opportunities Trust

pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Each fund offers from one to four classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of those shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares of the Multi-Sector Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). If you purchase Class A Shares of the other funds, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (Not offered by the CA Tax-Exempt Bond Fund, Money Market Fund and Senior Floating Rate Fund). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Multi-Sector Short Term Bond Fund within the first three years after they are purchased, you will pay a deferred sales charge of up to 2% of your shares’ value. If you sell your Class B Shares of the other funds within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of three years for the Multi-Sector Short Term Bond Fund and a period of five years for the other funds, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

Class C Shares (Not offered by the CA Tax-Exempt Bond Fund and Money Market Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on Class C Shares of the Multi-Sector Short Term Bond Fund when you sell them. If you sell your Class C Shares of the other funds within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class C Shares of the Multi-Sector Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares of the other funds have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class T Shares (Multi-Sector Short Term Bond Fund only). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares (Bond Fund, CA Tax-Exempt Bond Fund and Senior Floating Rate Fund only). Class I Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amount; to private clients of, or referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I

52	Phoenix Opportunities Trust

Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “the Distributor”).

Sales Charge you may pay to purchase Class A Shares

Multi-Sector Short Term Bond Fund only

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	2.25%	2.30%
$50,000 but under $ 100,000	1.25	1.27
$100,000 but under $ 500,000	1.00	1.01
$500,000 but under $ 1,000,000	0.75	0.76
$1,000,000 or more	None	None

All Other Funds

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $ 100,000	4.50	4.71
$100,000 but under $ 250,000	3.50	3.63
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

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Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares

Class B Shares, Class C Shares and Class T Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class B Shares

Multi-Sector Short Term Bond Fund

Year	1	2	3	4+
CDSC	2%	1.5%	1%	0%

All Other Funds
Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares
Year	1	2+
CDSC	1%	0%

You will not pay any deferred sales charge to sell Class C Shares of the Short Term Bond Fund.

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Deferred Sales charge you may pay to sell Class T Shares

Multi-Sector Short Term Bond Fund Only

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $ 50,000	2.25%	2.30%	2.00%
$50,000 but under $ 100,000	1.25	1.27	1.00
$100,000 but under $ 500,000	1.00	1.01	1.00
$500,000 but under $ 1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None

All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $ 50,000	4.75%	4.99%	4.25%
$50,000 but under $ 100,000	4.50	4.71	4.00
$100,000 but under $ 250,000	3.50	3.63	3.00
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have

Phoenix Opportunities Trust	55

been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

56	Phoenix Opportunities Trust

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A, Class B, Class C Shares and Class T only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds’ Transfer Agent.

Phoenix Opportunities Trust	57

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B, Class C and Class T Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton,
MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).
By check	If you selected the checkwriting feature, you may write checks for amounts of $

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

58	Phoenix Opportunities Trust

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Phoenix Opportunities Trust	59

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

•	Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

60	Phoenix Opportunities Trust

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

Phoenix Opportunities Trust	61

Disclosure of Fund Holdings. The funds makes available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds’ portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Phoenix’s Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

Fund	Dividend Paid
Bond Fund	Monthly
CA Tax-Exempt Bond Fund	Monthly (Declared Daily)
Core Bond Fund	Monthly
High Yield Fund	Monthly
Money Market Fund	Daily
Multi-Sector Fixed Income Fund	Monthly (Declared Daily)
Multi-Sector Short Term Bond Fund	Monthly (Declared Daily)
Senior Floating Rate Fund	Monthly

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

62	Phoenix Opportunities Trust

Financial Highlights

These tables are intended to help you understand the Phoenix Bond Fund's financial performance for the past five years. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, the fund’s independent registered public accounting firm. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.

Phoenix Bond Fund

	Class A
	Year Ended September 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.27	$10.46	$10.63	$10.68	$10.29
Income from investment operations:
Net investment income (loss)(1)	0.44	0.43	0.34	0.36	0.38
Net realized and unrealized gain (loss)	(0.05)	(0.06)	(0.11)	0.08	0.45

Total from investment operations	0.39	0.37	0.23	0.44	0.83

Less distributions:
Dividends from net investment income	(0.45)	(0.41)	(0.34)	(0.42)	(0.38)
Distributions from net realized gains	—	(0.15)	(0.06)	(0.07)	(0.06)

Total distributions	(0.45)	(0.56)	(0.40)	(0.49)	(0.44)

Change in net asset value	(0.06)	(0.19)	(0.17)	(0.05)	0.39

Net asset value, end of period	$10.21	$10.27	$10.46	$10.63	$10.68

Total return(2)	4.09%	3.51%	2.14%	4.33%	8.28%
Ratios/supplemental data:
Net assets, end of period (thousands)	$29,077	$28,022	$29,501	$29,864	$21,263
Ratio to average net assets of:
Net operating expenses	1.12%	1.11%	1.15%	1.11%	1.15%
Gross operating expenses	1.12%	1.15%	1.19%	1.11%	1.21%
Net investment income	4.25%	4.21%	3.20%	3.37%	3.65%
Portfolio turnover	266%	275%	221%	136%	244%

	Class B
	Year Ended September 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.07	$10.28	$10.44	$10.50	$10.13
Income from investment operations:
Net investment income (loss)(1)	0.35	0.34	0.25	0.28	0.30
Net realized and unrealized gain (loss)	(0.04)	(0.06)	(0.09)	0.08	0.44

Total from investment operations	0.31	0.28	0.16	0.36	0.74

Less distributions:
Dividends from net investment income	(0.37)	(0.34)	(0.26)	(0.35)	(0.31)
Distributions from net realized gains	—	(0.15)	(0.06)	(0.07)	(0.06)

Total distributions	(0.37)	(0.49)	(0.32)	(0.42)	(0.37)

Change in net asset value	(0.06)	(0.21)	(0.16)	(0.06)	0.37

Net asset value, end of period	$10.01	$10.07	$10.28	$10.44	$10.50

Total return(2)	3.26%	2.80%	1.36%	3.54%	7.43%
Ratios/supplemental data:
Net assets, end of period (thousands)	$4,294	$5,459	$6,706	$7,375	$10,218
Ratio to average net assets of:
Net operating expenses	1.87%	1.88%	1.90%	1.90%	1.90%
Gross operating expenses	1.87%	2.30%	2.30%	2.07%	2.10%
Net investment income	3.49%	3.43%	2.45%	2.69%	2.91%
Portfolio turnover	266%	275%	221%	136%	244%

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.

Phoenix Opportunities Trust	63

Financial Highlights (continued)

Phoenix Bond Fund

	Class C
	Year Ended September 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.09	$10.30	$10.46	$10.52	$10.15
Income from investment operations:
Net investment income (loss)(1)	0.35	0.34	0.25	0.28	0.30
Net realized and unrealized gain (loss)	(0.03)	(0.06)	(0.09)	0.08	0.44

Total from investment operations	0.32	0.28	0.16	0.36	0.74

Less distributions:
Dividends from net investment income	(0.37)	(0.34)	(0.26)	(0.35)	(0.31)
Distributions from net realized gains	—	(0.15)	(0.06)	(0.07)	(0.06)

Total distributions	(0.37)	(0.49)	(0.32)	(0.42)	(0.37)

Change in net asset value	(0.05)	(0.21)	(0.16)	(0.06)	0.37

Net asset value, end of period	$10.04	$10.09	$10.30	$10.46	$10.52

Total return(2)	3.25%	2.79%	1.35%	3.53%	7.42%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,534	$1,401	$2,038	$3,829	$4,754
Ratio to average net assets of:
Net operating expenses	1.87%	1.88%	1.90%	1.90%	1.90%
Gross operating expenses	1.87%	3.44%	2.90%	2.37%	2.41%
Net investment income	3.50%	3.41%	2.44%	2.64%	2.91%
Portfolio turnover	266%	275%	221%	136%	244%

	Class I
	Year Ended September 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.36	$10.56	$10.73	$10.78	$10.39
Income from investment operations:
Net investment income (loss)(1)	0.46	0.47	0.37	0.40	0.41
Net realized and unrealized gain (loss)	(0.02)	(0.08)	(0.11)	0.08	0.46

Total from investment operations	0.44	0.39	0.26	0.48	0.87

Less distributions:
Dividends from net investment income	(0.48)	(0.44)	(0.37)	(0.46)	(0.42)
Distributions from net realized gains	—	(0.15)	(0.06)	(0.07)	(0.06)

Total distributions	(0.48)	(0.59)	(0.43)	(0.53)	(0.48)

Change in net asset value	(0.04)	(0.20)	(0.17)	(0.05)	0.39

Net asset value, end of period	$10.32	$10.36	$10.56	$10.73	$10.78

Total return	4.32%	3.84%	2.44%	4.54%	8.57%
Ratios/supplemental data:
Net assets, end of period (thousands)	$52,044	$63,156	$30,126	$39,476	$35,966
Ratio to average net assets of:
Net operating expenses	0.87%	0.82%	0.89%	0.80%	0.86%
Gross operating expenses	0.87%	0.82%	0.89%	0.80%	0.86%
Net investment income	4.49%	4.59%	3.45%	3.72%	3.93%
Portfolio turnover	266%	275%	221%	136%	244%

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.

64	Phoenix Opportunities Trust

Financial Highlights (continued)

For each of the funds below, the tables present performance of the respective Predecessor Fund and for its Successor Fund for its most recent fiscal period. The information is intended to help you understand the funds’ financial performance for the past five years or since inception. Some of this information reflects financial information for a single share. The total returns in the tables represent the rate that a investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each of the funds. Their report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

Since the Phoenix Senior Floating Rate Fund has been in existence only since the date of this prospectus, no financial information is included here for this fund.

Phoenix CA Tax-Exempt Bond Fund

	Class A
	For the Period May 1 , 2007 to September 30, 2007		Year Ended April 30,
			2007	2006		2005	2004	2003
Net asset value, beginning of period	$12.26		$12.19	$12.71		$12.49	$12.99	$12.82
Income from investment operations
Net investment income (loss)	0.19	(2)	0.47 (2)	0.49	(2)	0.48 (2)	0.48	0.50
Net realized and unrealized gain (loss)	(0.17)		0.18	(0.39)		0.30	(0.38)	0.51

Total from investment operations	0.02		0.65	0.10		0.78	0.10	1.01

Less Distributions:
Dividends from net investment income	(0.18)		(0.48)	(0.49)		(0.47)	(0.47)	(0.49)
Distributions from net realized gains	(0.01)		(0.10)	(0.13)		(0.09)	(0.13)	(0.35)

Total distributions	(0.19)		(0.58)	(0.62)		(0.56)	(0.60)	(0.84)

Change in net asset value	(0.17)		0.07	(0.52)		0.22	(0.50)	0.17

Net asset value, end of period	$12.09		$12.26	$12.19		$12.71	$12.49	$12.99

Total return(1)	0.18	%(5)	5.40%	0.71%		6.48%	0.71%	8.19%
Ratios/supplemental data:
Net assets, end of period (thousands)	$39,094		$42,243	$46,214		$53,113	$57,334	$68,109
Ratio to average net assets of:
Net operating expenses	0.88	%(4)	0.87%	1.02	%(3)	1.19%	1.19%	1.09%
Gross operating expenses	1.05	%(4)	1.10%	1.28%		1.19%	1.19%	1.09%
Net investment income	3.74	%(4)	3.81%	3.89%		3.78%	3.69%	3.84%
Portfolio turnover	4	%(5)	19%	8%		11%	11%	27%

(1) Sales charges are not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Represents a blended net expense ratio.

(4) Annualized.

(5) Not annualized.

Phoenix Opportunities Trust	65

Financial Highlights (continued)

Phoenix CA Tax-Exempt Bond Fund

	Class I (fka Class X)
	May 1, 2007 to September 30, 2007		From Inception September 29, 2006 to April 30, 2007
Net asset value, beginning of period	$12.25		$12.43
Income from investment operations
Net investment income (loss)	0.20	(1)	0.28	(1)
Net realized and unrealized gain (loss)	(0.17)		(0.06)

Total from investment operations	0.03		0.22

Less Distributions:
Dividends from net investment income	(0.19)		(0.30)
Distributions from net realized gains	(0.01)		(0.10)

Total distributions	(0.20)		(0.40)

Change in net asset value	(0.17)		(0.18)

Net asset value, end of period	$12.08		$12.25

Total return	0.30	%(3)	1.79	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$28,277		$28,952
Ratio to average net assets of:
Net operating expenses	0.64	%(2)	0.64	%(2)
Gross operating expenses	0.80	%(2)	0.79	%(2)
Net investment income	3.99	%(2)	3.90	%(2)
Portfolio turnover rate	4	%(3)	19	%(3)

(1) Computed using average shares outstanding.

(2) Annualized.

(3) Not Annualized.

66	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Core Bond Fund

	Class A
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006		2005	2004	2003	2002(6)
Net asset value, beginning of period	$8.24		$8.26		$8.65	$8.76	$8.93	$9.43
Income from investment operations
Net investment income (loss)(2)	0.33		0.35		0.32	0.37	0.39	0.58
Net realized and unrealized gain (loss)	0.11		0.02		(0.29)	(0.03)	(0.04)	(0.49)

Total from investment operations	0.44		0.37		0.03	0.34	0.35	0.09

Less distributions
Dividends from net investment income	(0.36)		(0.39)		(0.42)	(0.45)	(0.52)	(0.59)

Total distributions	(0.36)		(0.39)		(0.42)	(0.45)	(0.52)	(0.59)

Change in net asset value	0.08		(0.02)		(0.39)	(0.11)	(0.17)	(0.50)

Net asset value, end of period	$8.32		$8.24		$8.26	$8.65	$8.76	$8.93

Total return(1)	5.44	%(5)	4.59%		0.34%	3.95%	3.96%	1.07%
Ratios/supplemental data:
Net assets, end of period (thousands)	$63,165		$67,393		$77,880	$92,278	$104,092	$115,184
Ratio to average net assets of:
Net operating expenses	1.05	%(4)	1.08	%(3)	1.25%	1.18%	1.16%	1.15%
Gross operating expenses	1.24	%(4)	1.24%		1.25%	1.18%	1.16%	1.15%
Net investment income (loss)	4.33	%(4)	4.28%		3.73%	4.29%	4.37%	5.40%
Portfolio turnover	46	%(5)	48%		65%	45%	101%	70%

	Class B
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006		2005	2004	2003	2002(6)
Net asset value, beginning of period	$8.18		$8.21		$8.59	$8.71	$8.89	$9.39
Income from investment operations
Net investment income (loss)(2)	0.27		0.29		0.25	0.31	0.32	0.51
Net realized and unrealized gain (loss)	0.12		0.01		(0.27)	(0.05)	(0.05)	(0.49)

Total from investment operations	0.39		0.30		(0.02)	0.26	0.27	0.02

Less distributions
Dividends from net investment income	(0.31)		(0.33)		(0.36)	(0.38)	(0.45)	(0.52)

Total distributions	(0.31)		(0.33)		(0.36)	(0.38)	(0.45)	(0.52)

Change in net asset value	0.08		(0.03)		(0.38)	(0.12)	(0.18)	(0.50)

Net asset value, end of period	$8.26		$8.18		$8.21	$8.59	$8.71	$8.89

Total return(1)	4.68%		3.72%		(0.29)%	3.10%	3.08%	0.31%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,604		$1,749		$2,390	$3,668	$6,628	$9,471
Ratio to average net assets of:
Net operating expenses	1.80	%(4)	1.84	%(3)	2.00%	1.93%	1.91%	1.90%
Gross operating expenses	2.01	%(4)	1.98%		2.00%	1.93%	1.91%	1.90%
Net investment income (loss)	3.58	%(4)	3.54%		2.97%	3.57%	3.62%	4.65%
Portfolio turnover	46	%(5)	48%		65%	45%	101%	70%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Represents a blended expense ratio.

(4) Annualized.

(5) Not annualized.

(6) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B.

Phoenix Opportunities Trust	67

Financial Highlights (continued)

Phoenix Core Bond Fund

	Class C
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006		2005	2004	2003	2002(6)
Net asset value, beginning of period	$8.21		$8.23		$8.62	$8.73	$8.91	$9.41
Income from investment operations
Net investment income (loss)(2)	0.27		0.29		0.25	0.31	0.32	0.51
Net realized and unrealized gain (loss)	0.12		0.02		(0.28)	(0.04)	(0.05)	(0.49)

Total from investment operations	0.39		0.31		(0.03)	0.27	0.27	0.02

Less distributions
Dividends from net investment income	(0.31)		(0.33)		(0.36)	(0.38)	(0.45)	(0.52)

Total distributions	(0.31)		(0.33)		(0.36)	(0.38)	(0.45)	(0.52)

Change in net asset value	0.08		(0.02)		(0.39)	(0.11)	(0.18)	(0.50)

Net asset value, end of period	$8.29		$8.21		$8.23	$8.62	$8.73	$8.91

Total return(1)	4.76	%(5)	3.84%		(0.40)%	3.21%	3.06%	0.31%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,225		$1,299		$1,273	$1,298	$1,385	$1,212
Ratio to average net assets of:
Net operating expenses	1.80	%(4)	1.83	%(3)	2.00%	1.93%	1.91%	1.90%
Gross operating expenses	1.99	%(4)	1.99%		2.00%	1.93%	1.91%	1.90%
Net investment income (loss)	3.58	%(4)	3.54%		2.99%	3.57%	3.63%	4.66%
Portfolio turnover	46	%(5)	48%		65%	45%	101%	70%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Represents a blended expense ratio.

(4) Annualized.

(5) Not annualized.

(6) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class C.

68	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix High Yield Fund

	Class A
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(3)	2002(3)(8)
Net asset value, beginning of period	$4.91		$4.88	$5.11	$5.02	$4.51	$5.19
Income from investment operations
Net investment income (loss)(2)	0.30		0.31	0.31	0.33	0.35	0.45
Net realized and unrealized gain (loss)	(0.01)		0.05	(0.19)	0.11	0.54	(0.65)

Total from investment operations	0.29		0.36	0.12	0.44	0.89	(0.20)

Less distributions
Dividends from net investment income	(0.31)		(0.33)	(0.35)	(0.35)	(0.38)	(0.45)
Tax return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.31)		(0.33)	(0.35)	(0.35)	(0.38)	(0.48)

Change in net asset value	(0.02)		0.03	(0.23)	0.09	0.51	(0.68)

Net asset value, end of period	$4.89		$4.91	$4.88	$5.11	$5.02	$4.51

Total return(1)	6.06	%(6)	7.52%	2.37%	8.85%	20.54%	(4.33)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$125,200		$132,408	$144,060	$174,527	$192,428	$183,028
Ratio to average net assets of:
Operating expenses	1.39	%(5)	1.37%	1.36%	1.32%	1.32%	1.33	%(7)
Net investment income (loss)	6.59	%(5)	6.25%	6.23%	6.57%	7.17%	9.06%
Portfolio turnover	102	%(6)	161%	59%	99%	176%	114%

	Class B
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(4)	2002(4)(8)
Net asset value, beginning of period	$4.84		$4.81	$5.05	$4.96	$4.47	$5.14
Income from investment operations
Net investment income (loss)(2)	0.26		0.26	0.27	0.29	0.31	0.41
Net realized and unrealized gain (loss)	(0.01)		0.06	(0.20)	0.11	0.52	(0.64)

Total from investment operations	0.25		0.32	0.07	0.40	0.83	(0.23)

Less distributions
Dividends from net investment income	(0.28)		(0.29)	(0.31)	(0.31)	(0.34)	(0.41)
Tax return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.28)		(0.29)	(0.31)	(0.31)	(0.34)	(0.44)

Change in net asset value	(0.03)		0.03	(0.24)	0.09	0.49	(0.67)

Net asset value, end of period	$4.81		$4.84	$4.81	$5.05	$4.96	$4.47

Total return(1)	5.22	%(6)	6.83%	1.46%	8.18%	19.39%	(4.88)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$2,597		$4,595	$7,791	$14,574	$22,499	$22,074
Ratio to average net assets of:
Operating expenses	2.13	%(5)	2.12%	2.11%	2.07%	2.07%	2.08	%(7)
Net investment income (loss)	5.78	%(5)	5.46%	5.47%	5.90%	6.43%	8.32%
Portfolio turnover	102	%(6)	161%	59%	99%	176%	114%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements and high yield debt index instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 and $0.01 for the periods ending October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.30% and 0.24% for the periods ending October 31, 2003 and 2002, respectively.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 and $0.02 for the periods ending October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.30% and 0.24% for the periods ending October 31, 2003 and 2002, respectively.

(5) Annualized.

(6) Not annualized.

(7) For the period ended October 31, 2002, the ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(8) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, respectively; decrease the net investment income (loss) per share from $0.47 to $0.46 for Class A; and increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B.

Phoenix Opportunities Trust	69

Financial Highlights (continued)

Phoenix High Yield Fund

	Class C
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(3)	2002(3)(7)
Net asset value, beginning of period	$4.87		$4.84	$5.07	$4.99	$4.49	$5.16
Income from investment operations
Net investment income (loss)(2)	0.26		0.27	0.27	0.29	0.31	0.41
Net realized and unrealized gain (loss)	(0.01)		0.05	(0.19)	0.10	0.53	(0.64)

Total from investment operations	0.25		0.32	0.08	0.39	0.84	(0.23)

Less distributions
Dividends from net investment income	(0.28)		(0.29)	(0.31)	(0.31)	(0.34)	(0.41)
Tax return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.28)		(0.29)	(0.31)	(0.31)	(0.34)	(0.44)

Change in net asset value	(0.03)		0.03	(0.23)	0.08	0.50	(0.67)

Net asset value, end of period	$4.84		$4.87	$4.84	$5.07	$4.99	$4.49

Total return(1)	5.20	%(5)	6.80%	1.66%	8.14%	19.30%	(4.88)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$2,081		$1,585	$1,758	$1,990	$2,877	$1,921
Ratio to average net assets of:
Operating expenses	2.14	%(4)	2.12%	2.11%	2.07%	2.07%	2.08	%(6)
Net investment income (loss)	5.89	%(4)	5.48%	5.48%	5.87%	6.43%	8.28%
Portfolio turnover	102	%(5)	161%	59%	99%	176%	114%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under swap and high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.01 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.30% and 0.24% for the periods ended October 31, 2003 and 2002, respectively.

(4) Annualized.

(5) Not annualized.

(6) For the periods ended October 31, 2002, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(7) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002; was to decrease net investment income to average net assets from 8.57% to 8.52%; decrease the net investment income (loss) per share from $0.43 to $0.42; and increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65).

70	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Money Market Fund

	Class A
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income (loss)	0.04		0.04	0.02	0.007	0.010	0.014

Total from investment operations	0.04		0.04	0.02	0.007	0.010	0.014

Less distributions
Dividends from net investment income	(0.04)		(0.04)	(0.02)	(0.007)	(0.010)	(0.014)

Total distributions	(0.04)		(0.04)	(0.02)	(0.007)	(0.010)	(0.014)

Change in net asset value	—		—	—	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.22	%(2)	4.04%	2.00%	0.66%	1.00%	1.38%
Ratios/supplemental data:
Net assets, end of period (thousands)	$96,819		$99,779	$111,395	$139,996	$156,098	$184,390
Ratio to average net assets of:
Net operating expenses	0.86	%(1)	0.84%	0.85%	0.65%	0.37%	0.79%
Gross operating expenses	0.86	%(1)	0.90%	0.89%	0.92%	0.87%	0.86%
Net investment income (loss)	4.55	%(2)	3.95%	1.94%	0.65%	1.00%	1.37%

(1) Annualized.

(2) Not annualized.

Phoenix Opportunities Trust	71

Financial Highlights (continued)

Phoenix Multi-Sector Fixed Income Fund

	Class A
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(3)	2002(3)(7)
Net asset value, beginning of period	$10.88		$10.63	$11.16	$10.85	$9.82	$10.03
Income from investment operations:
Net investment income (loss)	0.56	(2)	0.59 (2)	0.59 (2)	0.69 (2)	0.71	0.72
Net realized and unrealized gain (loss)	(0.03)		0.21	(0.40)	0.34	0.99	(0.18)

Total from investment operations	0.53		0.80	0.19	1.03	1.70	0.54

Less distributions:
Dividends from net investment income	(0.52)		(0.55)	(0.72)	(0.72)	(0.67)	(0.74)
Tax return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.52)		(0.55)	(0.72)	(0.72)	(0.67)	(0.75)

Change in net asset value	0.01		0.25	(0.53)	0.31	1.03	(0.21)

Net asset value, end of period	$10.89		$10.88	$10.63	$11.16	$10.85	$9.82

Total return(1)	4.95	%(5)	7.74%	1.73%	9.78%	17.73%	5.52%
Ratios/supplemental data:
Net assets, end of period (thousands)	$113,458		$113,362	$113,885	$116,079	$113,345	$107,782
Ratio to average net assets of:
Operating expenses	1.19	%(4)	1.17%	1.20%	1.18%	1.24%	1.26	%(6)
Net investment income	5.55	%(4)	5.52%	5.36%	6.30%	6.68%	7.14%
Portfolio turnover	92	%(5)	96%	136%	156%	204%	156%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A Shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.18% and 0.28% for the periods ended October 31, 2003 and 2002, respectively.

(4) Annualized.

(5) Not annualized.

(6) For the period ended October 31, 2002, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(7) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets from 7.33% to 7.42%.

72	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Multi-Sector Fixed Income Fund

	Class B
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(4)		2002(4)(8)
Net asset value, beginning of period	$10.87		$10.61	$11.13	$10.82	$9.80		$10.01
Income from investment operations:
Net investment income (loss)	0.48	(2)	0.51 (2)	0.50 (2)	0.61 (2)	0.63		0.64
Net realized and unrealized gain (loss)	(0.02)		0.22	(0.40)	0.33	0.98		(0.18)

Total from investment operations	0.46		0.73	0.10	0.94	1.61		0.46

Less distributions:
Dividends from net investment income	(0.45)		(0.47)	(0.62)	(0.63)	(0.59)		(0.66)
Tax return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.45)		(0.47)	(0.62)	(0.63)	(0.59)		(0.67)

Change in net asset value	0.01		0.26	(0.52)	0.31	1.02		(0.21)

Net asset value, end of period	$10.88		$10.87	$10.61	$11.13	$10.82		$9.80

Total return(1)	4.25	%(7)	7.05%	0.91%	8.99%	16.84%		4.74%
Ratios/supplemental data:
Net assets, end of period (thousands)	$14,205		$14,147	$16,879	$21,554	$26,754		$28,982
Ratio to average net assets of:
Operating expenses	1.94	%(6)	1.92%	1.95%	1.93%	1.99%		2.01	%(3)
Net investment income	4.80	%(6)	4.78%	4.61%	5.56%	5.94%		6.41%
Portfolio turnover	92	%(7)	96%	136%	156%	204%		156%

	Class C
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(5)		2002(5)(8)
Net asset value, beginning of period	$10.93		$10.67	$11.18	$10.87	$9.84		$10.04
Income from investment operations:
Net investment income (loss)	0.48	(2)	0.51 (2)	0.51 (2)	0.61 (2)	0.64		0.65
Net realized and unrealized gain (loss)	(0.02)		0.22	(0.40)	0.33	0.98		(0.18)

Total from investment operations	0.46		0.73	0.11	0.94	1.62		(0.47)

Less distributions:
Dividends from net investment income	(0.45)		(0.47)	(0.62)	(0.63)	(0.59)		(0.66)
Tax return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.45)		(0.47)	(0.62)	(0.63)	(0.59)		(0.67)

Change in net asset value	0.01		0.26	(0.51)	0.31	1.03		(0.20)

Net asset value, end of period	$10.94		$10.93	$10.67	$11.18	$10.87		$9.84

Total return(1)	4.22	%(7)	7.00%	0.99%	8.95%	16.99%		4.71%
Ratios/supplemental data:
Net assets, end of period (thousands)	$20,677		$17,222	$15,175	$10,941	$8,902		$5,922
Ratio to average net assets of:
Operating expenses	1.94	%(6)	1.91%	1.95%	1.93%	2.00	%(3)	2.01	%(3)
Net investment income	4.81	%(6)	4.77%	4.62%	5.56%	5.93%		6.39%
Portfolio turnover	92	%(7)	96%	136%	156%	204%		156%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) For the period ended October 31, 2003 and 2002, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.16% and 0.27% for the periods ended October 31, 2003 and 2002, respectively.

(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.18% and 0.27% for the periods ended October 31, 2003 and 2002, respectively.

(6) Annualized.

(7) Not annualized.

(8) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01 for Class B and Class C, decrease net realized and unrealized gains and losses per share by $0.01 for Class B and Class C, and increase the ratio of net investment income to average net assets from 6.61% to 6.69% for Class B and from 6.57% to 6.66% for Class C, respectively.

Phoenix Opportunities Trust	73

Financial Highlights (continued)

Phoenix Multi-Sector Short Term Bond Fund

	Class A
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(2)	2002(2)(8)
Net asset value, beginning of period	$4.74		$4.70	$4.83	$4.78	$4.56	$4.58
Income from investment operations:
Net investment income (loss)	0.21	(5)	0.22 (5)	0.20 (5)	0.21	0.22	0.25
Net realized and unrealized gain (loss)	(0.03)		0.03	(0.12)	0.06	0.21	(0.02)

Total from investment operations	0.18		0.25	0.08	0.27	0.43	0.23

Less distributions:
Dividends from net investment income	(0.22)		(0.21)	(0.19)	(0.22)	(0.21)	(0.25)
Distributions from net realized gains	—		—	— (4)	—	—	—
Tax return of capital	—		—	(0.02)	—	—	—

Total distributions	(0.22)		(0.21)	(0.21)	(0.22)	(0.21)	(0.25)

Change in net asset value	(0.04)		0.04	(0.13)	0.05	0.22	(0.02)

Net asset value, end of period	$4.70		$4.74	$4.70	$4.83	$4.78	$4.56

Total return(1)	3.84	%(7)	5.37%	1.64%	5.69%	9.68%	5.22%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,435,415		$1,062,479	$819,283	$372,463	$229,020	$83,665
Ratio to average net assets of:
Net operating expenses	1.11	%(6)	1.04%	1.02%	1.03%	1.08%	1.23%
Net investment income (loss)	4.93	%(6)	4.75%	4.24%	4.17%	4.28%	5.09%
Portfolio turnover	57	%(7)	93%	83%	95%	135%	146%

	Class B
	November 1, 2006 to September 30, 2007		Year Ended October 31,
			2006	2005	2004	2003(3)	2002(3)(8)
Net asset value, beginning of period	$4.72		$4.68	$4.82	$4.77	$4.55	$4.56
Income from investment operations:
Net investment income (loss)	0.19	(5)	0.20 (5)	0.18 (5)	0.19	0.20	0.22
Net realized and unrealized gain (loss)	(0.03)		0.02	(0.14)	0.05	0.21	— (4)

Total from investment operations	0.16		0.22	0.04	0.24	0.41	0.22

Less distributions:
Dividends from net investment income	(0.20)		(0.18)	(0.16)	(0.19)	(0.19)	(0.23)
Distributions from net realized gains	—		—	— (4)	—	—	—
Tax return of capital	—		—	(0.02)	—	—	—

Total distributions	(0.20)		(0.18)	(0.18)	(0.19)	(0.19)	(0.23)

Change in net asset value	(0.04)		0.04	(0.14)	0.05	0.22	(0.01)

Net asset value, end of period	$4.68		$4.72	$4.68	$4.82	$4.77	$4.55

Total return(1)	3.38	%(7)	4.64%	1.12%	5.16%	9.17%	4.94%
Ratios/supplemental data:
Net assets, end of period (thousands)	$21,487		$27,845	$33,003	$33,325	$30,457	$21,450
Ratio to average net assets of:
Net operating expenses	1.61	%(6)	1.54%	1.51%	1.52%	1.58%	1.73%
Net investment income	4.40	%(6)	4.24%	3.72%	3.68%	3.88%	4.62%
Portfolio turnover	57	%(7)	93%	83%	95%	135%	146%

(1) Sales charges are not reflected in the total return calculation.

(2) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares had no impact on net investment income or net realized and unrealized gain (loss) per share for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.06% and 0.16% for the periods ended October 31, 2003 and 2002, respectively.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 and $0.01 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.06% and 0.17% for the periods ended October 31, 2003 and, 2002, respectively.

(4) Amount is less than $0.01.

(5) Computed using average shares outstanding.

(6) Annualized.

(7) Not annualized.

(8) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 5.24% to 5.25% for Class A and from 4.77% to 4.79% for Class B. There was no effect on net investment income per share and net realized and unrealized gains and losses per share.

74	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Multi-Sector Short Term Bond Fund

	Class C
	November 1, 2006 to September 30, 2007		Year Ended October 31
			2006	2005	2004	2003(3)	2002(3)(9)
Net asset value, beginning of period	$4.77		$4.73	$4.87	$4.81	$4.58	$4.59
Income from investment operations:
Net investment income (loss)	0.20	(6)	0.21 (6)	0.19 (6)	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(0.03)		0.02	(0.13)	0.05	0.22	— (5)

Total from investment operations	0.17		0.23	0.06	0.26	0.43	0.23

Less distributions:
Dividends from net investment income	(0.21)		(0.19)	(0.18)	(0.20)	(0.20)	(0.24)
Distributions from net realized gains	—		—	— (5)	—	—	—
Tax return of capital	—		—	(0.02)	—	—	—

Total distributions	(0.21)		(0.19)	(0.20)	(0.20)	(0.20)	(0.24)

Change in net asset value	(0.04)		0.04	(0.14)	0.06	0.23	(0.01)

Net asset value, end of period	$4.73		$4.77	$4.73	$4.87	$4.81	$4.58

Total return(1)	3.57	%(8)	5.07%	1.15%	5.59%	9.60%	5.17%
Ratios/supplemental data:
Net assets, end of period (thousands)	$179,222		$205,385	$295,926	$238,854	$163,436	$52,101
Ratio to average net assets of:
Operating expenses	1.36	%(7)	1.28%	1.26%	1.27%	1.33%	1.47%
Net investment income	4.66	%(7)	4.48%	3.98%	3.92%	4.02%	4.78%
Portfolio turnover	57	%(8)	93%	83%	95%	135%	146%

	Class T
	November 1, 2006 to September 30, 2007		Year Ended October 31,			From Inception June 2, 2003 to October 31, 2003(5)
			2006	2005	2004
Net asset value, beginning of period	$4.76		$4.73	$4.86	$4.80	$4.82
Income from investment operations:
Net investment income (loss)	0.18	(6)	0.19 (6)	0.17 (6)	0.18	0.07
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.13)	0.06	(0.02)

Total from investment operations	0.15		0.20	0.04	0.24	0.05

Less distributions:
Dividends from net investment income	(0.19)		(0.17)	(0.15)	(0.18)	(0.07)
Distributions from net realized gains	—		—	— (5)	—	—
Tax return of capital	—		—	(0.02)	—	—

Total distributions	(0.19)		(0.17)	(0.17)	(0.18)	(0.07)

Change in net asset value	(0.04)		0.03	(0.13)	0.06	(0.02)

Net asset value, end of period	$4.72		$4.76	$4.73	$4.86	$4.80

Total return(1)	3.11	%(8)	4.34%	0.84%	5.05%	1.10	%(8)
Ratios/supplemental data:
Net assets, end of period (thousands)	$155,450		$153,395	$195,830	$120,145	$26,646
Ratio to average net assets of:
Operating expenses	1.86	%(7)	1.79%	1.76%	1.78%	1.90	%(2)(7)
Net investment income	4.17	%(7)	3.98%	3.48%	3.40%	3.06	%(7)
Portfolio turnover	57	%(8)	93%	83%	95%	135	%(8)

(1) Sales charges are not reflected in the total return calculation.

(2) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 and $0.01 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.01% and 0.17% for the periods ended October 31, 2003 and 2002, respectively.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class T shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 for the period ending October 31, 2003. The net investment income ratio for the period ending October 31, 2003 decreased by 0.15%.

(5) Amount is less than $0.01.

(6) Computed using average shares outstanding.

(7) Annualized.

(8) Not annualized.

(9) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for Class C shares for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.93% to 4.95%. There was no effect on net investment income per share and net realized and unrealized gains and losses per share.

Phoenix Opportunities Trust	75

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455
PXP4848 BPD33936	1-08

Prospectus

Phoenix Growth Opportunities Fund

TRUST NAME: PHOENIX OPPORTUNITIES TRUST	January 31, 2008	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com
Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Growth Opportunities Fund.

Please read it carefully and retain it for future reference.

Phoenix Opportunities Trust

Phoenix Growth Opportunities Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Growth Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests primarily in common stocks and other equity securities of U.S. companies with medium to large market capitalizations that the subadviser believes have strong earnings growth potential. Medium to large capitalization companies are defined for this purpose as companies with market capitalizations, at the time of purchase, in the range of those companies included in the Russell 1000® Growth Index (the “Growth Index”). Because medium to large cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of December 31, 2007, the market capitalization range of companies included in the Growth Index was $2.1 billion to $333 billion. The fund may also purchase securities of other medium to large capitalization companies that fall outside of this range that the subadviser believes offer strong earnings growth potential. It is not expected that the fund will own a substantial amount of securities that pay dividends.

Þ

The subadviser invests fund assets in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It will not invest more than 25% in any one industry or group of industries. Although the fund is non-diversified, portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index. The fund may participate in Initial Public Offerings (“IPOs”).

Þ

The subadviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. The subadviser focuses on companies that it believes have market dominance, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

Þ

Generally, a security becomes a sell candidate if the subadviser detects deterioration in the company’s earnings growth potential. Positions may also be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

Þ

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents, such as U.S. government securities and high-grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Phoenix Growth Opportunities Fund	1

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented stocks typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Medium Market Capitalization Companies. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Initial Public Offerings (IPOs) Investing Risk

Typically, there is less available public information about IPOs than exists for already-established issuers. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities, may, at times, be difficult to sell. In addition, from time to time, the fund may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase broker and other transaction costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Limited Number of Investments Risk

Because the fund focuses on U.S. growth companies, it may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. Conditions that negatively affect securities in the portfolio will have a greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

Non-Diversification Risk

As a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the fund can invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. Diversifying a fund’s portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified investment company. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

2	Phoenix Growth Opportunities Fund

Performance Tables

The Phoenix Growth Opportunities Fund (“Successor Fund”) is the successor of the Turner Strategic Growth Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Phoenix Growth Opportunities Fund on June 9, 2006. The Predecessor Fund, which commenced operations on January 31, 1997, offered only one class of shares. The Phoenix Growth Opportunities Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Growth Opportunities Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Growth Opportunities Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 41.30% (quarter ending December 31, 1999) and the lowest return for a quarter was -27.31% (quarter ending December 29, 2000). On June 9, 2006, Phoenix Investment Counsel, Inc. became the investment adviser to the Predecessor Fund. Since inception, whether as adviser (until June 9, 2006) or as subadviser, Turner Investment Partners has provided day-to-day management of the Predecessor Fund’s and the Successor Fund’s portfolio.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
Class A
Return Before Taxes	20.69%	17.68%	6.59%
Return After Taxes on Distributions(4)	20.69%	17.68%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares(4)	13.45%	15.64%	4.92%
Class C
Return Before Taxes	27.17%	—	—	22.90%
S&P 500® Index(5)	5.49%	12.83%	5.92%	12.83%
Russell 1000® Growth Index(6)	11.81%	12.11%	3.83%	14.61%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares.

(3) Since inception of Class C Shares on June 9, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Growth Opportunities Fund	3

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.(a)

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a Percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of lesser of the value redeemed or the amount invested)	None(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%
Other Expenses	0.87%	0.87%

Total Annual Fund Operating Expenses(e)	1.87%	2.66%

(a) Shareholders of the Predecessor Fund who become shareholders of the Phoenix Growth Opportunities Fund through the reorganization are not required to pay a sales load for new purchases of Class A Shares of the Phoenix Growth Opportunities Fund.

(b) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front end sales charge permitted by FINRA.

(e) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through May 31, 2008, so that such expenses do not exceed 1.25% for Class A Shares and 2.00% for Class C Shares. The adviser will voluntarily extend this expense reimbursement arrangement but may discontinue it at any time. Actual Total Fund Operating Expenses, after expense reimbursements, were 1.26% for Class A Shares and 2.06% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$735	$1,111	$1,510	$2,624
Class C	$349	$807	$1,392	$2,978

4	Phoenix Growth Opportunities Fund

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$249	$807	$1,392	$2,978

Note: the examples do not include the effects of the expense reimbursement obligations of the adviser; therefore your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Turner Investment Partners, Inc. (“Turner”) is the subadviser to the fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is a professional investment management firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of September 30, 2007, Turner had approximately $27.6 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, overseeing the fund’s subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Turner, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Turner manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the following rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.75%	0.70%	0.65%

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through May 31, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund. The adviser will voluntarily extend this expense reimbursement arrangement but may discontinue it at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Class A	Class C
1.25%	2.00%

The ratio of management fees to average net assets for the fiscal year ended September 30, 2007 was 0.75%.

Phoenix pays Turner a subadvisory fee at the following rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.375%	0.35%	0.325%

Phoenix Growth Opportunities Fund	5

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

The fund is managed by a team led by Robert E. Turner, CFA, with co-managers Heather McMeekin, Mark Turner and Robb J. Parlanti, CFA.

Heather Flick McMeekin has served on the fund’s portfolio management team since July 2007. She is a Portfolio Manager/Security Analyst and joined Turner in 2001. Prior to joining Turner, Ms. McMeekin was employed by UBS Paine Webber and Donaldson, Lufkin & Jenrette. She has 13 years of investment experience.

Robb Parlanti has served on the fund’s portfolio management team since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Senior Portfolio Manager/Security Analyst and joined Turner in 1993. Prior to 1993, Mr. Parlanti was Assistant Vice-President and Portfolio Manager at PNC Bank. He has 21 years of investment experience.

Mark Turner has served on the portfolio management team of the fund since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Vice Chairman, Senior Portfolio Manager/Security Analyst at Turner, and co-founded the firm in 1990. Prior to 1990, Mr. Turner was Vice-President and Senior Portfolio Manager with First Maryland Asset Management. He has 26 years of investment experience.

Robert Turner has led the portfolio management team of the fund since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Chairman and Chief Investment Officer of Turner, and founded Turner in 1990. Prior to his current position, Mr. Turner was Senior Investment Manager with Meridian Investment Company. He has 27 years of investment experience.

Please refer to the Statement of Additional Information (“SAI”) for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

6	Phoenix Growth Opportunities Fund

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Growth Opportunities Fund may engage in the following investment techniques:

Borrowing

The fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

Convertible Securities

The fund may invest in convertible securities. Convertible securities have several unique investment characteristics, such as higher yields than common stocks but lower yields than comparable nonconvertible securities; typically less fluctuation in value than the “underlying” common stock, that is, the common stock that the investor receives if he converts; and the potential for capital appreciation if the market price of the underlying common stock increases.

Depositary Receipts

The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, and ADRs not sponsored by U.S. banks. While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent to investing in securities of foreign issuers. ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

Derivatives

The fund may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. The fund may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the fund may lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, futures and options involve market risk in excess of their value.

Foreign Investing

The fund may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the NASDAQ Stock Market and American Depositary Receipts (ADRs).

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not function as well as U.S. markets.

Illiquid and Restricted Securities

The fund may invest in illiquid securities, including restricted securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

Phoenix Growth Opportunities Fund	7

Mutual Fund Investing

The fund may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

Repurchase Agreements

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

Securities Lending

The fund may loan portfolio securities with a value up to one third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

Variable Rate, Floating Rate or Variable Amount Securities

The fund may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the fund.

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

8	Phoenix Growth Opportunities Fund

The net asset value per share (“NAV”) of each class of the fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the fund’s authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

The fund offers two classes of shares. The fund has adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act, that authorizes the fund to pay distribution and service fees for the sale of those shares and for services provided to shareholders.

Phoenix Growth Opportunities Fund	9

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the fund(1). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “the Distributor”).

(1) As previously noted, shareholders of the Predecessor Fund who became shareholders of the Growth Opportunities Fund through the reorganization are not required to pay a sales load for new purchases of Class A Shares of the Growth Opportunities Fund.

10	Phoenix Growth Opportunities Fund

Sales Charge you may pay to purchase Class A Shares

Growth Opportunities Fund

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Phoenix Growth Opportunities Fund	11

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Additionally, existing shareholders of the Predecessor Fund who became shareholders of the Growth Opportunities Fund through the reorganization will receive Class A Shares of the Growth Opportunities Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Growth Opportunities Fund. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Growth Opportunities Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend

12	Phoenix Growth Opportunities Fund

to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Phoenix Growth Opportunities Fund	13

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

14	Phoenix Growth Opportunities Fund

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the fund’s Transfer Agent.

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Phoenix Growth Opportunities Fund	15

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

16	Phoenix Growth Opportunities Fund

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

The fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Phoenix Growth Opportunities Fund	17

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity can be completely eliminated.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

18	Phoenix Growth Opportunities Fund

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

Disclosure of Fund Holdings. The fund makes available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Phoenix’s Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The fund’s Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the fund’s portfolio securities is also available in the Statement of Additional Information.

Phoenix Growth Opportunities Fund	19

Tax Status of Distributions

The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, annually.

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

20	Phoenix Growth Opportunities Fund

Financial Highlights

These tables are intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for the year ended September 30, 2007 and September 30, 2006, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers, LLP. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request. Financial highlights for the fiscal years ended September 30, 2005, 2004 and 2003 were audited by the Predecessor Fund’s auditors.

The Phoenix Growth Opportunities Fund is the successor of the Turner Strategic Growth Fund (the “Predecessor Fund”) resulting from a reorganization of the Predecessor Fund with the Growth Opportunities Fund on June 9, 2006. The Growth Opportunities Fund treats the past performance of the Predecessor Fund as its own. Prior to June 9, 2006, the Predecessor Fund offered only one class of shares, which is now called Class A Shares. The performance of Class A Shares of the Predecessor Fund in the table below has not been adjusted to reflect the expenses of the Growth Opportunities Fund.

	Class A(3)
	Year Ended September 30,
	2007		2006		2005		2004	2003
Net asset value, beginning of period	$12.22		$11.68		$9.88		$9.35	$6.59
Income from investment operations
Net investment income (loss)	(0.09	)(1)	(0.07	)(1)	(0.07	)(1)	(0.07)	(0.06)
Realized and unrealized gains (losses) on investments	3.85		0.61		1.87		0.60	2.82

Total from investment operations	3.76		0.54		1.80		0.53	2.76

Change in net asset value	3.76		0.54		1.80		0.53	2.76

Net asset value, end of period	$15.98		$12.22		$11.68		$9.88	$9.35

Total return(2)	30.77%		4.62%		18.22%		5.67%	41.88%
Ratios/supplemental data
Net assets, end of period (thousands)	$34,039		$8,253		$7,158		$4,430	$3,551
Ratio to average net assets of:
Net operating expenses	1.26%		1.25%		1.25%		1.25%	1.25%
Gross operating expenses	1.87%		2.01%		1.73%		1.83%	1.53%
Net investment income (loss)	(0.62)%		(0.56)%		(0.64)%		(0.70)%	(0.77)%
Portfolio turnover	143%		189%		206%		262%	282%

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.

(3) Due to a reorganization on June 9, 2006, the Growth Opportunities Fund is the successor of the Turner Strategic Growth Fund. Class A treats the past performance of the Turner Strategic Growth Fund as its own.

Phoenix Growth Opportunities Fund	21

Financial Highlights (continued)

Phoenix Growth Opportunities Fund

	Class C
	Year Ended September 30,	From Inception June 9, 2006 to September 30,
	2007	2006
Net asset value, beginning of period	$12.19	$11.87
Income from investment operations
Net investment income (loss)(1)	(0.22)	(0.05)
Realized and unrealized gains (loss)	3.84	0.37

Total from investment operations	3.62	0.32

Change in net asset value	3.62	0.32

Net asset value, end of period	$15.81	$12.19

Total return(2)	29.78%	2.70	%(4)
Ratios/supplemental data
Net assets, end of period (thousands)	$5,170	$120
Ratio to average net assets of:
Net operating expenses	2.06%	2.00	%(3)
Gross operating expenses	2.66%	3.72	%(3)
Net investment income (loss)	(1.48)%	(1.28	)%(3)
Portfolio turnover	143%	189	%(4)

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

22	Phoenix Growth Opportunities Fund

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Fund’s investments. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455 PXP2069 BPD33932	1-08

Prospectus

INTERNATIONAL FUNDS

Phoenix Foreign Opportunities

Phoenix International Strategies Fund

Phoenix Worldwide Strategies Fund

TRUST NAME: PHOENIX OPPORTUNITIES TRUST	January 31, 2008	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com
Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Opportunities Trust funds.

Please read it carefully and retain it for future reference.

Phoenix Opportunities Trust

Phoenix Foreign Opportunities Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Foreign Opportunities Fund seeks long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2007, the fund was invested in issuers representing approximately 16 different countries. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days written notice to shareholders.

Þ

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts (“ADRs”). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Þ

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Þ

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

Þ

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

Þ

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Phoenix Foreign Opportunities Fund	1

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Emerging Market Investing Risk

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

2	Phoenix Foreign Opportunities Fund

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

Phoenix Foreign Opportunities Fund	3

Performance Tables

The Phoenix Foreign Opportunities Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. The performance tables also include the performance history of a prior fund that was reorganized into the Predecessor Fund on October 13, 2003 (the “Prior Fund”). From October 13, 2003 to June 20, 2005, the Prior Fund’s investment program and general operations were managed by a different investment adviser. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund and the Prior Fund prior to the Phoenix Foreign Opportunities Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Foreign Opportunities Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and to a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 34.02% (quarter ended December 31, 1999) and the lowest return for a quarter was -18.82% (quarter ended March 31, 2001).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C	Class I
Class A
Return Before Taxes	12.12%	23.00%	9.83%	—	—
Return After Taxes on Distributions(4)	11.51%	22.20%	8.75%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(4)	8.25%	20.20%	8.19%	—	—
Class C
Return Before Taxes	18.07%	—	—	23.78%	—
Class I
Return Before Taxes	19.29%	—	—	—	21.27%
S&P 500® Index(5)	5.49%	8.62%	12.83%	11.13%	10.10%
Morgan Stanley Capital International EAFE® Index (Net)(6)	11.17%	16.83%	21.59%	19.31%	13.07%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Class C Shares since October 10, 2003 and Class I Shares since May 15, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for Class A Shares; after-tax returns for Class C Shares will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The MSCI EAFE® Index (Net) is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes as associated with the active management of an actual portfolio.

(7) Index performance since October 10, 2003.

4	Phoenix Foreign Opportunities Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%	None
Other Expenses(d)	0.30%	0.30%	0.30%

Total Annual Fund Operating Expenses(d)	1.40%	2.15%	1.15%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d) The investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares and 1.10% for Class I Shares. The adviser will voluntarily extend this expense reimbursement arrangement but may discontinue it at any time. Actual Total Fund Operating Expenses, after expense reimbursements, were 1.36 for Class A Shares, 2.11% for Class C Shares and 1.11% for Class I Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007 for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$707	$991	$1,295	$2,156
Class C	$317	$674	$1,158	$2,491
Class I	$115	$363	$631	$1,396

Phoenix Foreign Opportunities Fund	5

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$217	$674	$1,158	$2,491

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Vontobel Asset Management, Inc. (formerly named Vontobel USA Inc.) (“Vontobel”), 1540 Broadway, 38th Floor, New York, NY 10036, serves as subadviser to the fund. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2007, Vontobel managed in excess of $8.2 billion.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program and the general operations of the fund, including oversight of the fund’s subadviser and recommending its hiring, termination and replacement. Vontobel, as subadviser, is responsible for day-to-day management of the fund’s portfolio. Phoenix and Vontobel manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.85%.

Phoenix has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund.

Class A Shares	Class C Shares	Class I Shares
1.35%	2.10%	1.10%

The adviser will voluntarily extend this expense reimbursement arrangement, but may discontinue it at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

Phoenix pays Vontobel a subadvisory fee at the annual rate of 0.425% of the average daily net assets.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2007 annual report covering the period from October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

6	Phoenix Foreign Opportunities Fund

Portfolio Management

Rajiv Jain is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of the fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain has been the portfolio manager of the fund (or its predecessor) since February 2002.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

Phoenix Foreign Opportunities Fund	7

Phoenix International Strategies Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix International Strategies Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, at least 80% of the fund’s assets are invested in securities of foreign (non-U.S.) issuers, which may include issuers located in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2007, the fund was invested in issuers representing approximately 30 different countries. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country.

Þ

The fund invests primarily in common stocks of established foreign companies of any capitalization believed to have potential for growth of capital, income or both. At any time, the fund may invest exclusively or primarily either for growth or income. At December 31, 2007, the market capitalization range of the issuers in which the fund was invested ranged from $407.7 million to $233.4 billion.

Þ

The fund uses a multi-manager approach. The adviser manages the fund’s investment program and the general operations of the fund, including oversight of the fund’s subadvisers. Acadian Asset Management LLC (“Acadian”) and New Star Institutional Managers Limited (“New Star”), as subadvisers, each manage a portion of the fund’s assets based on its respective management style. The adviser makes the determination as to the allocation of the assets between the fund’s subadvisers.

Þ

Acadian employs a core approach to construct international equity portfolios. Acadian utilizes quantitative screening techniques to identify attractively valued securities. All stocks in the global equity universe are evaluated across multiple quantitative factors.

•

Research is focused on identifying the factors most closely associated with forecasting and identifying outperforming stocks. Factors must have statistical significance, but also must meet the “common sense” test of having a logical connection to the attributes of a successful company.

•

The country decision is considered in combination with the sector decision and driven by the stock selection process. The country/sector model applies those factors that have proven most statistically significant by market and sector based on detailed factor attribution research.

•	A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the portfolio’s benchmark, desired level of risk and transaction cost estimates.

Þ

New Star strives to invest in companies whose return on invested capital is expected to exceed their cost of capital, that enjoy significant competitive advantages, and that it believes have good earnings momentum. Sustainable economic profits rather than accounting profits are the focus. An assessment of the liquidity environment helps determine stock and regional weightings as well as the degree of risk tolerance. Weightings at the country level may deviate significantly from the index.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objectives.

Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

8	Phoenix International Strategies Fund

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadvisers expect. As a result, the value of your shares may decrease.

Emerging Market Investing Risk

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.

Phoenix International Strategies Fund	9

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

To the extent the fund invests 25% or more of its assets in a particular industrial or developed country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.

Multiple Subadviser Risk

The fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each subadviser manages its allocated portion of the fund independently from the other subadviser(s), the same security may be held in different portions of the fund, or may be acquired for one portion of the fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other subadvisers, the fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire fund.

10	Phoenix International Strategies Fund

Performance Tables

The Phoenix International Strategies Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix International Strategies Fund, a series of Phoenix Multi-Portfolio Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix International Strategies Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix International Strategies Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was -21.88% (quarter ending September 30, 2002).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C
Class A
Return Before Taxes	3.38%	17.58%	6.54%	—
Return After Taxes on Distributions(4)	3.21%	17.31%	5.08%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)	2.42%	15.48%	4.91%	—
Class B
Return Before Taxes	4.88%	18.07%	6.38%	—
Class C
Return Before Taxes	8.83%	18.13%	—	4.65%
S&P 500® Index(5)	5.49%	12.83%	5.92%	3.05%
MSCI EAFE® Index(6)	11.63%	22.08%	9.04%	7.90%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since March 30, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The MSCI EAFE® Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix International Strategies Fund	11

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Other Expenses	0.52%	0.52%	0.52%

Total Annual Fund Operating Expenses	1.62%	2.37%	2.37%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$730	$1,057	$1,406	$2,386
Class B	$640	$939	$1,265	$2,520
Class C	$340	$739	$1,265	$2,706

12	Phoenix International Strategies Fund

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$240	$739	$1,265	$2,520
Class C	$240	$739	$1,265	$2,706

Management of the Fund

The Adviser and Subadvisers

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian is a subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as adviser to institutions and individuals. As of September 30, 2007, Acadian had approximately $85 billion in assets under management. Acadian has been an investment adviser since 1986.

New Star is a subadviser to the fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of September 30, 2007, New Star had approximately U.S. $18.5 billion in assets under management. New Star has been an investment adviser since 1988.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program and the general operations of the fund, including oversight of the fund’s subadvisers and recommending their hiring, termination and replacement. Acadian and New Star, as subadvisers, are each responsible for the day-to-day management of a portion of the fund’s portfolio. Phoenix, Acadian and New Star manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
0.85%	0.80%	0.75%

Phoenix pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

Up to $200 Million	$200 Million through $500 Million	Over $500 Million
0.50%	0.40%	0.35%

Phoenix International Strategies Fund	13

Phoenix pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

First $100 Million	$100+ Million
0.50%	0.40%

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Brendan O. Bradley and Raymond F. Mui co-manage Acadian’s allocation of the fund’s portfolio (since July 2005) and are jointly and primarily responsible for the day-to-day management of Acadian’s portion of the fund’s investments.

Mr. Bradley is a Senior Vice President of Acadian and a senior member of the investment research team. He also manages the Phoenix Value Opportunities Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

Mr. Mui is a Senior Vice President of Acadian, specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also focuses on portfolio optimization tools and the use of derivative instruments for obtaining non-U.S. equity exposure. He also manages the Phoenix Value Opportunities Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

Ian Beattie and Annie Stradling, CFA manage New Star’s allocation of the fund’s portfolio (since July 2005). Mr. Beattie has overall responsibility for the day-to-day management of New Star’s portion of the fund’s investments and is supported by Ms. Stradling.

Mr. Beattie is an Investment Director of New Star and is responsible for the equity research of Asian markets. He is head of Asian (excluding Japan) equities at New Star. He also manages the Phoenix Worldwide Strategies Fund (international portion). Prior to joining New Star in 1996, Mr. Beattie was a Fund Manager with Royal Insurance Asset Management (1992-1996).

Ms. Stradling is an Investment Manager of New Star and is responsible for equity research in European markets. Prior to joining the team in 2003, Ms. Stradling studied for and received her degree at the University of Oxford.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

14	Phoenix International Strategies Fund

Phoenix Worldwide Strategies Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Worldwide Strategies Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests in securities of issuers located in countries throughout the world, one of which will be the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2007, the fund was invested in issuers representing approximately 30 different countries.

Þ

The fund invests primarily in common stocks. Companies selected for fund investment may be of any capitalization and may be located in countries with developed markets and countries with “emerging markets.”

Þ

The fund uses a multi-manager approach. The adviser manages the fund’s investment program, the general operations of the fund, including oversight of the fund’s subadvisers, and the day-to-day management of the domestic portion of the fund’s portfolio. Acadian Asset Management LLC (“Acadian”) and New Star Institutional Managers Limited (“New Star”), as subadvisers, are responsible for the day-to-day management of the international portion of the fund’s portfolio. The adviser and the subadvisers each manage a portion of the fund’s assets based on its respective management style. The adviser makes the determination as to the allocation of the assets between the fund’s subadvisers.

Þ

Acadian employs a core approach to construct international equity portfolios. Acadian utilizes quantitative screening techniques to identify attractively valued securities. All stocks in the global equity universe are evaluated across multiple quantitative factors.

•

Research is focused on identifying the factors most closely associated with forecasting and identifying outperforming stocks. Factors must have statistical significance, but also must meet the “common sense” test of having a logical connection to the attributes of a successful company.

•

The country decision is considered in combination with the sector decision and driven by the stock selection process. The country/sector model applies those factors that have proven most statistically significant by market and sector based on detailed factor attribution research.

•

A portfolio optimization program is used throughout to balance the expected return of the stocks with such considerations as the portfolio’s benchmark, desired level of risk and transaction cost estimates.

Þ

New Star strives to invest in companies whose return on invested capital is expected to exceed their cost of capital, that enjoy significant competitive advantages, and that it believes have good earnings momentum. Sustainable economic profits rather than accounting profits are the focus. An assessment of the liquidity environment helps determine stock and regional weightings as well as the degree of risk tolerance. Weightings at the country level may deviate significantly from the index.

Þ

The adviser uses a quantitative approach coupled with fundamental analysis in its domestic equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500® Index. The adviser does not guarantee that the targeted yield will exceed the S&P 500® Index.

Þ

The fund’s investment strategies may lead to a high portfolio turnover rate. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Phoenix Worldwide Strategies Fund	15

Temporary defensive strategy: If the adviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in U.S. government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadvisers expect. As a result, the value of your shares may decrease.

Emerging Market Investing Risk

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are, therefore, more volatile than non-growth stocks, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

16	Phoenix Worldwide Strategies Fund

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Multiple Subadviser Risk

The fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each subadviser manages its allocated portion of the fund independently from the other subadviser(s), the same security may be held in different portions of the fund, or may be acquired for one portion of the fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other subadvisers, the fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire fund.

Phoenix Worldwide Strategies Fund	17

Performance Tables

The Phoenix Worldwide Strategies Fund, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Worldwide Strategies Fund, a series of Phoenix Equity Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Worldwide Strategies Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Worldwide Strategies Fund. The bar chart shows changes in the fund’s Class A Share performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.91% (quarter ending September 30, 2002).

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C
Class A
Return Before Taxes	2.31%	14.65%	6.96%	—
Return After Taxes on Distributions(4)	0.99%	14.19%	5.23%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	3.28%	12.85%	5.12%	—
Class B
Return Before Taxes	3.83%	15.15%	6.78%	—
Class C
Return Before Taxes	7.71%	15.16%	—	5.22%
S&P 500® Index(6)	5.49%	12.83%	5.92%	4.28%
MSCI WorldSM Index (Net)(7)	9.04%	16.96%	7.00%	5.23%

(2) The fund’s average annual returns reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since December 15, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown are only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The MSCI WorldSM Index (Net) is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

18	Phoenix Worldwide Strategies Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class B Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Other Expenses	0.50%	0.50%	0.50%

Total Annual Fund Operating Expenses	1.60%	2.35%	2.35%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$728	$1,051	$1,396	$2,366
Class B	$638	$933	$1,255	$2,499
Class C	$338	$733	$1,255	$2,686

Phoenix Worldwide Strategies Fund	19

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$238	$733	$1,255	$2,499
Class C	$238	$733	$1,255	$2,686

Management of the Fund

The Adviser and Subadvisers

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian is a subadviser to the international portion of the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as investment adviser to institutional portfolios in the same style as is provided to the fund. As of September 30, 2007, Acadian had approximately $85 billion in assets under management. Acadian has been an investment adviser since 1986.

New Star is a subadviser to the international portion of the fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of September 30, 2007, New Star had approximately $18.5 billion in assets under management. New Star has been an investment adviser since 1988.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program, for the general operations of the fund, including oversight of the fund’s subadvisers, recommending their hiring, termination and replacement, and for the day-to-day management of the domestic portion of the fund’s portfolio. Acadian and New Star, as subadvisers, are each responsible for the day-to-day management of their international portion of the fund’s portfolio. Phoenix, Acadian and New Star manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
0.85%	0.80%	0.75%

Phoenix pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

Up to $200 Million	$200 Million through $500 Million	Over $500 Million
0.50%	0.40%	0.35%

Phoenix pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

First $100 Million	$100+ Million
0.50%	0.40%

20	Phoenix Worldwide Strategies Fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Acadian

Brendan O. Bradley and Raymond F. Mui co-manage Acadian’s allocation of the international portion of the fund’s portfolio (since July 2005) and are jointly and primarily responsible for the day-to-day management of Acadian’s portion of the fund’s investments.

Mr. Bradley is a Senior Vice President of Acadian and a senior member of the investment research team. He also manages Phoenix Value Opportunities Fund and Phoenix International Strategies Fund. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

Mr. Mui is a Senior Vice President of Acadian, specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also manages Phoenix Value Opportunities Fund and Phoenix International Strategies Fund. He also focuses on portfolio optimization tools and the use of derivative instruments for obtaining non-U.S. equity exposure. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

New Star

Ian Beattie and Annie Stradling, CFA manage New Star’s allocation of the international portion of the fund’s portfolio (since July 2005). Mr. Beattie has overall responsibility for the day-to-day management of New Star’s portion of the fund’s investments and is supported by Ms. Stradling.

Mr. Beattie is an Investment Director of New Star and is responsible for the equity research of Asian markets. He is head of Asian (excluding Japan) equities at New Star. Prior to joining New Star in 1996, Mr. Beattie was a Fund Manager with Royal Insurance Asset Management (1992-1996).

Ms. Stradling is an Investment Manager of New Star and is responsible for equity research in European markets. Prior to joining the team in 2003, Ms. Stradling studied for and received her degree at the University of Oxford.

Phoenix

Steven L. Colton manages the domestic portion of the fund’s portfolio and has overall responsibility for the day-to-day management of Phoenix’s portion of the fund’s investments.

Mr. Colton has served as portfolio manager of the domestic portion of the fund since 2003. He also serves as portfolio manager for the Phoenix Balanced Fund, the Phoenix Growth & Income Fund and the Phoenix Income & Growth Fund. Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Phoenix (since June 2006) and was Senior Vice President and Senior Portfolio Manager of Engemann Asset Management (“Engemann”), an affiliate of Phoenix (January 2005 to October 2006). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of Phoenix (1997-2005).

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Worldwide Strategies Fund	21

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds, as indicated, may engage in additional investment techniques that present additional risks to the fund as described below and in the Statement of Additional Information.

Borrowing

The Foreign Opportunities Fund and the International Strategies Fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.

Brady Bonds

The Foreign Opportunities Fund may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

Convertible Securities

Each fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Debt Securities

In addition to common stocks, each fund may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality subject to such limitations as are included in the fund’s prospectus and statement of additional information.

The Foreign Opportunities Fund may invest in debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

Depositary Receipts

Each fund may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depository Receipts (GDRs) and ADRs not sponsored by U.S. banks. While investment in ADRs, EDRs and GDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, GDRs and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

Derivatives

Each fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to

22	Phoenix Opportunities Trust

party counter risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

High Yield-High Risk (Junk Bonds) Fixed Income Securities

Each fund may invest in high yield-high risk (junk bonds) fixed income securities. High yield-high risk (junk bonds) fixed income securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk (junk bonds) issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk (junk bonds) fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

Illiquid and Restricted Securities

The Foreign Opportunities Fund and the International Strategies Fund may invest in illiquid and restricted securities. Illiquid and restricted securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Mutual Fund Investing

The Foreign Opportunities Fund may invest in shares of closed-end investment companies. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

Securities Lending

Each fund may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.

Short-Term Instruments

The Foreign Opportunities Fund may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the fund.

Unrated Fixed Income Securities

Each fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. and Foreign Government Obligations

Each fund may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

Variable and Floating Rate Securities

The Foreign Opportunities Fund may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the subadviser to assess their potential return.

Phoenix Opportunities Trust	23

When-Issued and Delayed-Delivery Securities

The Foreign Opportunities Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon Bonds

The Foreign Opportunities Fund may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in a higher portfolio turnover rate and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the funds determine a “fair value” for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might

24	Phoenix Opportunities Trust

be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, three classes of shares are offered by each fund. With the exception of Class I Shares, each class of shares have different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same

Phoenix Opportunities Trust	25

time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (International Strategies Fund and Worldwide Strategies Fund only). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares (Foreign Opportunities Fund only). Class I Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amounts; to private clients of, or referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

26	Phoenix Opportunities Trust

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account), including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Phoenix Opportunities Trust	27

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B Shares and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the

28	Phoenix Opportunities Trust

nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the

Phoenix Opportunities Trust	29

information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class, except Class I, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

30	Phoenix Opportunities Trust

How to Buy Shares

To Open An Account (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266- 8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds’ Transfer Agent.

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Phoenix Opportunities Trust	31

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

32	Phoenix Opportunities Trust

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

Phoenix Opportunities Trust	33

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the funds may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

34	Phoenix Opportunities Trust

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional Individual Retirement Account (IRA), rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

Disclosure of Fund Holdings. The funds make available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Phoenix’s Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Phoenix Opportunities Trust	35

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Foreign Opportunities Fund	Semiannually
International Strategies Fund	Semiannually
Worldwide Strategies Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

36	Phoenix Opportunities Trust

Financial Highlights

For each of the funds below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal period. The information is intended to help you understand the respective Predecessor Fund’s financial performance for the past five years or since inception. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a Predecessor Fund shareholder would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). Except as described below for the Phoenix Foreign Opportunities Fund and where otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm for each of the Predecessor Funds. Their report, together with each Predecessor Fund’s financial statements, is included in the Predecessor Fund’s most recent Annual Report, which is available upon request.

Please note that for the Phoenix Foreign Opportunities Fund, the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel International Equity Fund through December 31, 2002, as well as the Phoenix Foreign Opportunities Fund through February 28, 2007. Information for periods prior to October 13, 2003 has been derived from the financial statements of the Class A Shares of the former Vontobel International Equity Fund. The Vontobel International Equity Fund previously had a fiscal year end of December 31; in 2004, the fund changed its fiscal year end to the last day of February.

Regarding the Phoenix Foreign Opportunities Fund, information for the periods ended February 28, 2007, February 28, 2006, February 28, 2005, February 29, 2004 and December 31, 2003 was audited by PricewaterhouseCoopers LLP. Information for the period ended December 31, 2002 was audited by the fund’s previous independent accountants.

Phoenix Foreign Opportunities Fund

	Class A
	For the Period March 1, 2007 to September 30, 2007		Year Ended February 28,				For the Period January 1, 2004 to February 29, 2004		Year Ended December 31,
			2007	2006	2005				2003	2002
Net asset value, beginning of period	$25.00		$21.47	$19.02	$15.47		$14.84		$11.86	$12.88
Income from investment operations
Net investment income (loss)	0.22	(6)	0.21 (6)	0.17 (6)	0.16		(0.03)		0.12	0.03
Net realized and unrealized gain (loss)	3.46		4.08	3.85	3.81		0.66		3.39	(1.05)

Total from investment operations	3.68		4.29	4.02	3.97		0.63		3.51	(1.02)

Less distributions
Dividends from net investment income	(0.06)		(0.17)	(0.22)	(0.16)		—		(0.06)	—
Distributions from net realized gains	(0.04)		(0.59)	(1.35)	(0.26)		—		(0.43)	—
Tax return of capital	—		—	—	—		—		(0.06)	—

Total distributions	(0.10)		(0.76)	(1.57)	(0.42)		—		(0.55)	—

Payment by affiliate/non-affiliate	—	(2)(7)	—	—	—	(2)(3)	—		0.02	—

Change in net asset value	3.58		3.53	2.45	3.55		0.63		2.98	(1.02)

Net asset value, end of period	$28.58		$25.00	$21.47	$19.02		$15.47		$14.84	$11.86

Total return(1)	14.72	%(5)	20.39%	21.82%	26.15	%(3)	4.25	%(5)	30.07%	(7.92)%
Ratios/supplemental data:
Net assets, end of period (in thousands)	$667,719		$360,822	$128,991	$2,714		$1,482		$1,473	$29,026
Ratio to average net assets of:
Net operating expenses	1.36	%(4)	1.37%	1.25%	1.25%		1.25	%(4)	2.87%	2.44%
Gross operating expenses	1.40	%(4)	1.43%	1.62%	2.10%		2.63	%(4)	3.21%	2.44%
Net investment income (loss)	1.44	%(4)	0.88%	0.85%	1.50%		0.18	%(4)	0.11%	0.18%
Portfolio turnover	49	%(5)	57%	52%	32%		41	%(5)	65%	98%

(1) Sales charges are not reflected in total return calculation.

(2) Amount is less than $0.01.

(3) Payment by affiliate. Please see Note 3 to audited financial statements for the year ended February 28, 2007 appearing in the 2007 Annual Report.

(4) Annualized.

(5) Not annualized.

(6) Computed using average shares outstanding.

(7) Payment by non-affiliate. See note 5 to audited financial statements for the year ended September 30, 2007.

Phoenix Opportunities Trust	37

Financial Highlights (continued)

Phoenix Foreign Opportunities Fund

	Class C
	For the Period March 1, 2007 to September 30, 2007		Year Ended February 28,						For the Period January 1, 2004 to February 29, 2004		From Inception October 10, 2003 to December 31, 2003
			2007		2006		2005
Net asset value, beginning of period	$24.85		$21.41		$19.11		$15.55		$14.95		$13.91
Income from investment operations
Net investment income (loss)	0.10	(6)	(0.01	)(6)	(0.06	)(6)	0.01		(0.06)		0.11
Net realized and unrealized gain (loss)	3.44		4.11		3.92		3.84		0.66		1.34

Total from investment operations	3.54		4.10		3.86		3.85		0.60		1.45

Less distributions
Dividends from net investment income	(0.04)		(0.07)		(0.21)		(0.03)		—		—
Distributions from net realized gains	(0.04)		(0.59)		(1.35)		(0.26)		—		(0.43)

Total distributions	(0.08)		(0.66)		(1.56)		(0.29)		—		(0.43)

Payment by affiliate/non-affiliate	—	(2)(7)	—		—		—	(2)(3)	—		0.02

Change in net asset value	3.46		3.44		2.30		3.56		0.60		1.04

Net asset value, end of period	$28.31		$24.85		$21.41		$19.11		$15.55		$14.95

Total return(1)	14.24	%(5)	19.46%		20.96%		25.21	%(3)	4.01	%(5)	10.71	%(5)
Ratios/supplemental data:
Net assets, end of period (in thousands)	$106,847		$45,154		$6,019		$39		$12		$11
Ratio to average net assets of:
Net operating expenses	2.11	%(4)	2.13%		2.00%		2.00%		2.00	%(4)	1.92	%(4)
Gross operating expenses	2.16	%(4)	2.17%		2.35%		2.86%		3.38	%(4)	5.85	%(4)
Net investment income (loss)	0.64	%(4)	(0.06)%		(0.29)%		0.76%		(1.05	)%(4)	(0.14	)%(4)
Portfolio turnover	49	%(5)	57%		52%		32%		41	%(5)	65	%(5)

(1) Sales charges are not reflected in total return calculation.

(2) Amount is less than $0.01.

(3) Payment by affiliate. Please see Note 3 to audited financial statements for the year ended February 28, 2007 appearing in the 2007 Annual Report.

(4) Annualized.

(5) Not annualized.

(6) Computed using average shares outstanding.

(7) Payment by non-affiliate. See note 5 to audited financial statements for the year ended September 30, 2007.

38	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Foreign Opportunities Fund

	Class I (f/k/a Class X)
	For the Period March 1, 2007 to September 30, 2007		From Inception May 15, 2006 to February 28, 2007
Net asset value, beginning of period	$25.00		$22.54
Income from investment operations
Net investment income (loss)(1)	0.25		0.13
Net realized and unrealized gain (loss)	3.47		3.14

Total from investment operations	3.72		3.27

Less distributions
Dividends from net investment income	(0.07)		(0.22)
Distributions from net realized gains	(0.04)		(0.59)

Total distributions	(0.11)		(0.81)

Payment by affiliate/non-affiliate	—	(4)(5)	—

Change in net asset value	3.61		2.46

Net asset value, end of period	$28.61		$25.00

Total return	14.88	%(3)	14.84	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$431,985		$83,938
Ratio to average net assets of:
Net operating expenses	1.11	%(2)	1.13	%(2)
Gross operating expenses	1.15	%(2)	1.17	%(2)
Net investment income (loss)	1.59	%(2)	0.71	%(2)
Portfolio turnover	49	%(3)	57	%(3)

(1) Computed using average shares outstanding.

(2) Annualized.

(3) Not annualized.

(4) Amount is less than $0.01.

(5) Payment by non-affiliate. See note 5 to audited financial statements for the year ended September 30, 2007.

Phoenix Opportunities Trust	39

Financial Highlights (continued)

Phoenix International Strategies Fund

	Class A
	For the Period December 1, 2006 to September 30, 2007 (Unaudited)		Year Ended November 30,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.76		$10.96	$9.84	$8.21	$7.11	$7.92
Income from investment operations
Net investment income (loss)(2)	0.16		0.14	0.11	0.11	0.06	0.02
Net realized and unrealized gain (loss)	2.16		2.83	1.21	1.70	1.04	(0.83)

Total from investment operations	2.32		2.97	1.32	1.81	1.10	(0.81)

Less distributions
Dividends from net investment income	(0.20)		(0.17)	(0.20)	(0.18)	—	—

Total distributions	(0.20)		(0.17)	(0.20)	(0.18)	—	—

Change in net asset value	2.12		2.80	1.12	1.63	1.10	(0.81)

Net asset value, end of period	$15.88		$13.76	$10.96	$9.84	$8.21	$7.11

Total return(1)	16.91	%(4)	27.39%	13.61%	22.36%	15.47%	(10.23)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$95,453		$83,849	$71,335	$57,946	$51,664	$52,234
Ratio to average net assets of:
Net operating expenses	1.62	%(3)	1.60%	1.79%	1.83%	2.02%	1.90%
Gross operating expenses	1.62	%(3)	1.68%	1.89%	1.83%	2.02%	1.90%
Net investment income (loss)	1.27	%(3)	1.16%	1.06%	1.23%	0.90%	0.19%
Portfolio turnover	69	%(4)	86%	142%	50%	38%	33%

	Class B
	For the Period December 1, 2006 to September 30, 2007 (Unaudited)		Year Ended November 30,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.63		$10.04	$9.04	$7.56	$6.60	$7.40
Income from investment operations
Net investment income (loss)(2)	0.05		0.05	0.04	0.04	0.01	(0.04)
Net realized and unrealized gain (loss)	1.98		2.59	1.10	1.57	0.95	(0.76)

Total from investment operations	2.03		2.64	1.14	1.61	0.96	(0.80)

Less distributions
Dividends from net investment income	(0.10)		(0.05)	(0.14)	(0.13)	—	—

Total distributions	(0.10)		(0.05)	(0.14)	(0.13)	—	—

Change in net asset value	1.93		2.59	1.00	1.48	0.96	(0.80)

Net asset value, end of period	$14.56		$12.63	$10.04	$9.04	$7.56	$6.60

Total return(1)	16.21	%(4)	26.43%	12.74%	21.52%	14.55%	(10.81)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$6,594		$6,575	$6,008	$6,809	$7,377	$8,562
Ratio to average net assets of:
Net operating expenses	2.37	%(3)	2.35%	2.55%	2.58%	2.78%	2.65%
Gross operating expenses	2.37	%(3)	2.43%	2.63%	2.58%	2.78%	2.65%
Net investment income (loss)	0.47	%(3)	0.42%	0.43%	0.45%	0.14%	(0.56)%
Portfolio turnover	69	%(4)	86%	142%	50%	38%	33%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

40	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix International Strategies Fund

	Class C
	For the Period December 1, 2006 to September 30, 2007 (Unaudited)		Year Ended November 30,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.59		$10.00	$9.01	$7.54	$6.56	$7.37
Income from investment operations
Net investment income (loss)(2)	0.05		0.05	0.04	0.04	0.01	(0.04)
Net realized and unrealized gain (loss)	1.97		2.59	1.09	1.56	0.97	(0.77)

Total from investment operations	2.02		2.64	1.13	1.60	0.98	(0.81)

Less distributions
Dividends from net investment income	(0.10)		(0.05)	(0.14)	(0.13)	—	—

Total distributions	(0.10)		(0.05)	(0.14)	(0.13)	—	—

Change in net asset value	1.92		2.59	0.99	1.47	0.98	(0.81)

Net asset value, end of period	$14.51		$12.59	$10.00	$9.01	$7.54	$6.56

Total return(1)	16.18	%(4)	26.54%	12.67%	21.45%	14.94%	(10.99)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$2,557		$2,371	$1,595	$1,286	$1,029	$1,017
Ratio to average net assets of:
Net operating expenses	2.37	%(3)	2.35%	2.55%	2.58%	2.78%	2.65%
Gross operating expenses	2.37	%(3)	2.43%	2.64%	2.58%	2.78%	2.65%
Net investment income (loss)	0.47	%(3)	0.48%	0.39%	0.48%	0.14%	(0.56)%
Portfolio turnover	69	%(4)	86%	142%	50%	38%	33%

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

Phoenix Opportunities Trust	41

Financial Highlights (continued)

Phoenix Worldwide Strategies Fund

	Class A
	For the Period July 1, 2007 to September 30, 2007		Year Ended June 30,
			2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.15		$9.86	$8.38	$7.72	$6.37	$7.03
Income from investment operations
Net investment income (loss)(1)	0.02		0.11	0.07	0.08	0.03	0.05
Net realized and unrealized gain (loss)	0.20		2.30	1.51	0.68	1.41	(0.71)

Total from investment operations	0.22		2.41	1.58	0.76	1.44	(0.66)

Less distributions
Dividends from net investment income	(0.08)		(0.12)	(0.10)	(0.10)	(0.09)	—
Dividends from net realized gains	(0.70)		—	—	—	—	—

Total distributions	(0.78)		(0.12)	(0.10)	(0.10)	(0.09)	—

Change in net asset value	(0.56)		2.29	1.48	0.66	1.35	(0.66)

Net asset value, end of period	$11.59		$12.15	$9.86	$8.38	$7.72	$6.37

Total return(2)	1.93	%(5)	24.61%	18.90%	9.80%	22.65%	(9.39)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$116,983		$117,709	$102,783	$100,469	$107,520	$98,135
Ratio to average net assets of:
Net operating expenses	1.60	%(4)	1.61%	1.60%	1.57%	1.62%	1.73%
Gross operating expenses	1.60	%(4)	1.64%	1.70%	1.57%	1.62%	1.73%
Net investment income (loss)	0.59	%(4)	1.01%	0.76%	0.97%	0.46%	0.81%
Portfolio turnover	15	%(5)	74%	124%	49%	122%	160%

	Class B
	For the Period July 1, 2007 to September 30, 2007		Year Ended June 30,
			2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.04		$8.98	$7.65	$7.05	$5.81	$6.46
Income from investment operations
Net investment income (loss)(1)	—(3)		0.02	— (3)	0.02	(0.02)	— (3)
Net realized and unrealized gain (loss)	0.18		2.10	1.37	0.63	1.28	(0.65)

Total from investment operations	0.18		2.12	1.37	0.65	1.26	(0.65)

Less distributions
Dividends from net investment income	(0.04)		(0.06)	(0.04)	(0.05)	(0.02)	—
Dividends from net realized gains	(0.70)		—	—	—	—	—

Total distributions	(0.74)		(0.06)	(0.04)	(0.05)	(0.02)	—

Change in net asset value	(0.56)		2.06	1.33	0.60	1.24	(0.65)

Net asset value, end of period	$10.48		$11.04	$8.98	$7.65	$7.05	$5.81

Total return(2)	1.65	%(5)	23.76%	17.92%	9.14%	21.78%	(10.20)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$4,945		$5,074	$5,395	$5,096	$5,987	$6,730
Ratio to average net assets of:
Net operating expenses	2.35	%(4)	2.36%	2.35%	2.32%	2.37%	2.48%
Gross operating expenses	2.35	%(4)	2.39%	2.45%	2.32%	2.37%	2.48%
Net investment income (loss)	(0.15	)%(4)	0.22%	0.01%	0.23%	(0.34)%	0.04%
Portfolio turnover	15	%(5)	74%	124%	49%	122%	160%

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.

(3) Amount is less than $0.01.

(4) Annualized.

(5) Not annualized.

42	Phoenix Opportunities Trust

Financial Highlights (continued)

Phoenix Worldwide Strategies Fund

	Class C
	For the Period July 1, 2007 to September 30, 2007		Year Ended June 30,
			2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.01		$8.95	$7.62	$7.03	$5.80	$6.45
Income from investment operations
Net investment income (loss)(1)	—(3)		0.02	— (3)	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.17		2.10	1.37	0.62	1.27	(0.64)

Total from investment operations	0.17		2.12	1.37	0.64	1.26	(0.65)

Less distributions
Dividends from net investment income	(0.04)		(0.06)	(0.04)	(0.05)	(0.03)	—
Distributions from net realized gains	(0.70)		—	—	—	—	—

Total distributions	(0.74)		(0.06)	(0.04)	(0.05)	(0.03)	—

Change in net asset value	(0.57)		2.06	1.33	0.59	1.23	(0.65)

Net asset value, end of period	$10.44		$11.01	$8.95	$7.62	$7.03	$5.80

Total return(2)	1.67	%(5)	23.74%	17.99%	9.03%	21.66%	(10.08)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,857		$1,838	$2,826	$2,876	$3,306	$2,407
Ratio to average net assets of:
Net operating expenses	2.35	%(4)	2.36%	2.35%	2.32%	2.37%	2.48%
Gross operating expenses	2.35	%(4)	2.38%	2.45%	2.32%	2.37%	2.48%
Net investment income (loss)	(0.15	%)(4)	0.23%	(0.03)%	0.22%	(0.18)%	(0.10)%
Portfolio turnover	15	%(5)	74%	124%	49%	122%	160%

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.

(3) Amount is less than $0.01.

(4) Annualized.

(5) Not annualized.

Phoenix Opportunities Trust	43

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455 PXP5017 BPD33934	1-08

Prospectus

PHOENIX ASSET ALLOCATION PHOLIOs

Phoenix Wealth Accumulator PHOLIO

Phoenix Wealth Builder PHOLIO

Phoenix Wealth Guardian PHOLIO

PHOENIX DIVERSIFYING PHOLIO

Phoenix Diversifier PHOLIO

TRUST NAME: PHOENIX OPPORTUNITIES TRUST	January 31, 2008	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com
Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Opportunities Trust funds.

Please read it carefully and retain it for future reference.

Phoenix PHOLIOsSM

Phoenix PHOLIOsSM

This prospectus describes four funds, Phoenix Life-cycle Investment Options, known as Phoenix PHOLIOs. Phoenix PHOLIOs are packaged investment options that range from all-in-one asset allocation funds to a diversifying fund that focuses on select areas of the investment universe.

Overall Investment Approach

Each of the PHOLIOs is a “fund of funds,” meaning that each PHOLIO seeks to achieve its investment objective by investing its assets in other Phoenix mutual funds, referred to as underlying affiliated mutual funds, and for the Diversifier PHOLIO, in exchange-traded funds (ETFs). Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that shareholders in each of the PHOLIOs indirectly bear.

Asset Allocation PHOLIOs

•	Phoenix Wealth Accumulator PHOLIO seeks long-term capital appreciation consistent with an aggressive level of risk relative to other of the PHOLIOs.

•	Phoenix Wealth Builder PHOLIO seeks long-term capital appreciation consistent with a fairly aggressive level of risk relative to other of the PHOLIOs.

•	Phoenix Wealth Guardian PHOLIO seeks long-term capital appreciation and current income consistent with a moderate level of risk relative to other of the PHOLIOs.

The Asset Allocation PHOLIOs have a target allocation for the percentage of each PHOLIO’s assets to be invested in the general asset classes of equity and fixed income.

The following table indicates each Asset Allocation PHOLIO’s target allocation between asset classes:

PHOLIO	Equity Allocation	Fixed Income Allocation
Phoenix Wealth Accumulator PHOLIO	100%	0%
Phoenix Wealth Builder PHOLIO	80%	20%
Phoenix Wealth Guardian PHOLIO	60%	40%

Diversifying PHOLIO

•

Phoenix Diversifier PHOLIO seeks long-term capital appreciation by investing in a diversified mix of affiliated mutual funds and exchange-traded funds (ETFs) that have less correlation to traditional equity markets.

The Diversifier PHOLIO has allocations to underlying affiliated mutual funds and ETFs that invest in distinct areas of the investment universe to support the objective and strategies of the PHOLIO. The following list indicates the types of investments in which the Diversifier PHOLIO may be invested:

Market Neutral

Global Utilities

Real Estate Securities

Commodities

Phoenix PHOLIOs	1

Phoenix Wealth Accumulator PHOLIO

Investment Risk and Return Summary

Investment Objective

The Phoenix Wealth Accumulator PHOLIO (the “Wealth Accumulator PHOLIO”) is a fund of funds that has an investment objective of seeking long-term capital appreciation. There is no guarantee that the fund will meet its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies of the Wealth Accumulator PHOLIO

Þ

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

Þ

Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation of approximately 100% of assets in equity mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization and (ii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

Þ

The subadviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective.

Þ

The subadviser monitors the fund’s allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The subadviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

Þ	The subadviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

Temporary Investment Strategy: If the adviser or subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

The subadviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

2	Phoenix Wealth Accumulator PHOLIO

Allocation Risk

The fund’s ability to achieve its investment objective will depend largely on the subadviser’s ability in selecting the appropriate mix of underlying affiliated mutual funds.

Underlying Mutual Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund’s performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

Affiliated Fund Risk

The subadviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the subadviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the subadviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Foreign Investing Risk

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

Phoenix Wealth Accumulator PHOLIO	3

Fully Invested in Equity Securities Risk

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

Industry Concentration Risk

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

Limited Number of Investments Risk

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

Non-Diversification Risk

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

REIT Securities Risk

Equity REITs may be affected by changes in value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause a fund to possibly fail to qualify as a regulated investment company.

Short Sales Risk

In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

4	Phoenix Wealth Accumulator PHOLIO

Performance Tables

The Phoenix Wealth Accumulator PHOLIO, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Accumulator PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Wealth Accumulator PHOLIO’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Wealth Accumulator PHOLIO. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 6.85% (quarter ending December 31, 2006) and the lowest return for a quarter was -2.35% (quarter ending December 31, 2007).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	2.18%	8.40%
Return After Taxes on Distributions(4)	1.27%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	1.91%	6.97%
Class C
Return Before Taxes	7.62%	10.27%
S&P 500® Index(6)	5.49%	9.48%

(2) The fund’s average annual return in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since August 4, 2005.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Wealth Accumulator PHOLIO	5

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees(c)(d)	None	0.75%
Other Expenses	0.73%	0.73%
Acquired Fund Fees and Expenses(e) (Underlying Mutual Funds)	1.54%	1.54%

Total Annual Fund Operating Expenses(f)(g)	2.37%	3.12%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund’s 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) Because the fund invests in other mutual funds, it is a shareholder of those underlying mutual funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying mutual funds. These expenses are deducted from the underlying mutual funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratio for the fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(f) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(g) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser may discontinue these voluntary arrangements at any time. Prior to June 15, 2007, the adviser had limited such expenses to 0.00% for Class A and Class C Shares. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 0.28% for Class A Shares and 1.04% for Class C Shares. Upon combining the operating expenses of the fund with the Acquired Fund Fees and Expenses, and after expense reimbursement, the total annualized expense ratio is 1.82% for Class A Shares and 2.58% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

6	Phoenix Wealth Accumulator PHOLIO

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$801	$1,272	$1,768	$3,126
Class C	$415	$963	$1,635	$3,430

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$315	$963	$1,635	$3,430

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Phoenix Wealth Accumulator PHOLIO	7

Phoenix Wealth Builder PHOLIO

Investment Risk and Return Summary

Investment Objective

The Phoenix Wealth Builder PHOLIO (the “Wealth Builder PHOLIO”) is a fund of funds that has an investment objective of seeking long-term capital appreciation. There is no guarantee that the fund will meet its objective.

Principal Investment Strategies of the Wealth Builder PHOLIO

Þ

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

Þ

Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 80% of assets in equity mutual funds, and approximately 20% of assets in bond mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization, (ii) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

Þ

The subadviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective.

Þ

The subadviser monitors the fund’s allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The subadviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

Þ	The subadviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

Þ	The fund may also invest in high-quality, short-term securities.

Temporary Investment Strategy: If the adviser or subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

8	Phoenix Wealth Builder PHOLIO

The subadviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

Allocation Risk

The fund’s ability to achieve its investment objective will depend largely on the subadviser’s ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

Underlying Mutual Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund’s performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

Affiliated Fund Risk

The subadviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the subadviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the subadviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Credit Risk

Credit risk refers to the issuer’s ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Phoenix Wealth Builder PHOLIO	9

Foreign Investing Risk

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

Fully Invested in Equity Securities Risk

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

Industry Concentration Risk

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

Interest Rate Risk

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

Limited Number of Investments Risk

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

Mortgage-Backed and Other Pass-Through Securities Risk

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

Non-Diversification Risk

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

REIT Securities Risk

Equity REITs may be affected by changes in value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in

10	Phoenix Wealth Builder PHOLIO

enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause a fund to possibly fail to qualify as a regulated investment company.

Short-Term Investments Risk

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers’ acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.

Short Sales Risk

In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

Phoenix Wealth Builder PHOLIO	11

Performance Information

The Phoenix Wealth Builder PHOLIO, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Builder PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Wealth Builder PHOLIO’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Wealth Builder PHOLIO. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 7.88% (quarter ending December 31, 2004) and the lowest return for a quarter was -3.03% (quarter ending March 31, 2005).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	1.24%	8.49%
Return After Taxes on Distributions(4)	-0.64%	7.38%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	2.09%	6.97%
Class C
Return Before Taxes	6.66%	9.15%
S&P 500® Index(6)	5.49%	11.60%
Lehman Brothers Aggregate Bond(7)	6.97%	4.93%
Composite: 80% S&P 500®/20% Lehman Aggregate Bond Index(8)	5.88%	10.31%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 80% S&P 500® Index and 20% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

12	Phoenix Wealth Builder PHOLIO

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees(c)(d)	None	0.75%
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses(e) (Underlying Mutual Funds)	1.42%	1.42%

Total Annual Fund Operating Expenses(f)(g)	1.91%	2.66%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund’s 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) Because the fund invests in other mutual funds, it is a shareholder of those underlying mutual funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying mutual funds. These expenses are deducted from the underlying mutual funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratio for the fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the availability of acquired (underlying) funds, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(f) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(g) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser may discontinue these voluntary arrangements at any time. Prior to June 15, 2007, the adviser had limited such expenses to 0.00% for Class A and Class C Shares. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 0.26% for Class A Shares and 1.01% for Class C Shares. Upon combining operating expenses of the fund with the Acquired Fund Fees and Expenses, and after expense reimbursement, the total annualized expense ratio is 1.68% for Class A Shares and 2.43% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix Wealth Builder PHOLIO	13

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$758	$1,141	$1,547	$2,679
Class C	$369	$826	$1,410	$2,993

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$269	$826	$1,410	$2,993

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

14	Phoenix Wealth Builder PHOLIO

Phoenix Wealth Guardian PHOLIO

Investment Risk and Return Summary

Investment Objective

The Phoenix Wealth Guardian PHOLIO (the “Wealth Guardian PHOLIO”) is a fund of funds that has an investment objective of long-term capital appreciation and current income. There is no guarantee that the fund will meet its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

Þ

Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 60% of assets in equity mutual funds, and approximately 40% of assets in bond mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization, (ii) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

Þ

The subadviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective.

Þ

The subadviser monitors the fund’s allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The subadviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

Þ	The subadviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

Þ	The fund may also invest in high-quality, short-term securities.

Temporary Investment Strategy: If the adviser or subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Phoenix Wealth Guardian PHOLIO	15

The subadviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

Allocation Risk

The fund’s ability to achieve its investment objective will depend largely on the subadviser’s ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

Underlying Mutual Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund’s performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

Affiliated Fund Risk

The subadviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the subadviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the subadviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Credit Risk

Credit risk refers to the issuer’s ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

16	Phoenix Wealth Guardian PHOLIO

Foreign Investing Risk

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

Fully Invested in Equity Securities Risk

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

Industry Concentration Risk

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

Interest Rate Risk

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

Limited Number of Investments Risk

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

Mortgage-Backed and Other Pass-Through Securities Risk

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

Non-Diversification Risk

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

REIT Securities Risk

Equity REITs may be affected by changes in value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in

Phoenix Wealth Guardian PHOLIO	17

enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause a fund to possibly fail to qualify as a regulated investment company.

Short-Term Investments Risk

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers’ acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.

Short Sales Risk

In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

18	Phoenix Wealth Guardian PHOLIO

Performance Information

The Phoenix Wealth Guardian PHOLIO, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Guardian PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Wealth Guardian PHOLIO’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Wealth Guardian PHOLIO. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 5.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -2.36% (quarter ending March 31, 2005).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	0.59%	7.07%
Return After Taxes on Distributions(4)	-1.16%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	1.21%	5.55%
Class C
Return Before Taxes	6.02%	7.72%
S&P 500® Index(6)	5.49%	11.60%
Lehman Brothers Aggregate Bond(7)	6.97%	4.93%
Composite: 60% S&P 500®/40% Lehman Aggregate Bond Index(8)	6.22%	8.99%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 60% S&P 500® Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Wealth Guardian PHOLIO	19

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees(c)(d)	None	0.75%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses(e) (Underlying Mutual Funds)	1.30%	1.30%

Total Annual Fund Operating Expenses(f)(g)	1.78%	2.53%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund’s 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) Because the fund invests in other mutual funds, it is a shareholder of those underlying mutual funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying mutual funds. These expenses are deducted from the underlying mutual funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratios for the fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(f) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(g) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser may discontinue these voluntary arrangements at any time. Prior to June 15, 2007, the adviser had limited such expenses to 0.00% for Class A and Class C Shares. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 0.27% for Class A Shares and 1.01% for Class C Shares. Upon combining operating expenses of the fund with the Acquired Fund Fees and Expenses, and after expense reimbursement, the total annualized expense ratio is 1.57% for Class A Shares and 2.31% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

20	Phoenix Wealth Guardian PHOLIO

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$745	$1,103	$1,484	$2,549
Class C	$356	$788	$1,345	$2,866

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$256	$788	$1,345	$2,866

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Phoenix Wealth Guardian PHOLIO	21

Phoenix Diversifier PHOLIO

Investment Risk and Return Summary

Investment Objective

The Phoenix Diversifier PHOLIO (the “Diversifier PHOLIO”) is a fund of funds that has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies of the Diversifier PHOLIO

Þ

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds and exchange-traded funds (ETFs) (collectively, “underlying mutual funds”) that employ diverse investment styles in alternative investment classes such as commodities, REITs, market neutral funds and others. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.

Þ

Under normal conditions, the fund allocates assets among underlying mutual funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers including emerging markets issuers. Although the fund does not concentrate its investments, certain of the underlying mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

Þ

The subadviser determines the combination of and allocation to the underlying mutual funds based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective.

Þ	The subadviser monitors the fund’s allocations to the underlying mutual funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.

Þ	The subadviser to each underlying mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying mutual fund.

Þ	The fund may also invest in high-quality, short-term securities.

Temporary Investment Strategy: If the adviser or subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying mutual funds, which are described below.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying mutual funds invest can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

The subadviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying mutual funds.

22	Phoenix Diversifier PHOLIO

Allocation Risk

The fund’s ability to achieve its investment objective will depend largely on the subadviser’s ability in determining allocations and in selecting the appropriate mix of underlying mutual funds.

Underlying Mutual Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

Affiliated Fund Risk

The subadviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the subadviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the subadviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Commodity Risk

Commodities or commodity-related equities may be affected by supply and demand characteristics of commodity markets. Prices for individual commodities can fluctuate based on production and demand forecasts, weather, political events, seasonality, tariffs, and many other reasons. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements.

Exchange-Traded Funds (ETFs) Risk

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Market Capitalization Companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth stocks are in favor.

Phoenix Diversifier PHOLIO	23

Foreign Investing Risk

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

Fully Invested in Equity Securities Risk

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

Industry Concentration Risk

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

Non-Diversification Risk

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund’s portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

REIT Securities Risk

Equity REITs may be affected by changes in value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause a fund to possibly fail to qualify as a regulated investment company.

Short Sales Risk

In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying mutual funds.

24	Phoenix Diversifier PHOLIO

Performance Information

The Phoenix Diversifier PHOLIO, a series of Phoenix Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Diversifier PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Diversifier PHOLIO’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Diversifier PHOLIO. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 6.23% (quarter ending December 31, 2006) and the lowest return for a quarter was -0.38% (quarter ending June 30, 2007).

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	1.17%	6.80%
Return After Taxes on Distributions(4)	0.94%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	1.05%	5.70%
Class C
Return Before Taxes	6.47%	9.02%
S&P 500® Index(6)	5.49%	10.09%

(2) The fund’s average annual return in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since November 30, 2005.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Diversifier PHOLIO	25

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees(c)(d)	0.04%	0.79%
Other Expenses(e)	0.40%	0.40%
Acquired Fund Fees and Expenses(f) (Underlying Mutual Funds)	1.37%	1.37%

Total Annual Fund Operating Expenses(g)(h)	1.91%	2.66%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund’s 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, certain of the underlying mutual funds in which the fund invests impose a 12b-1 fee of up to 0.25%. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying mutual funds’ 12b-1 fees. The net amounts are shown in the table; these amounts may vary depending on the level of 12b-1 fees paid by the underlying mutual funds.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

(e) Estimated based on Predecessor Fund’s fiscal year ended July 31, 2007.

(f) Because the fund invests in other mutual funds, it is a shareholder of those underlying mutual funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying mutual funds. These expenses are deducted from the underlying mutual funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratios for the fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(g) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(h) The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser may discontinue these voluntary arrangements at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 0.34% for Class A Shares and 1.09% for Class C Shares. Upon combining operating expenses of the fund with the Acquired Fund Fees and Expenses, and after expense reimbursement, the total annualized expense ratio is 1.71% for Class A Shares and 2.46% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

26	Phoenix Diversifier PHOLIO

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$758	$1,141	$1,547	$2,679
Class C	$369	$826	$1,410	$2,993

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$269	$826	$1,410	$2,993

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Management of the Funds

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”), the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. (“Goodwin”), an affiliate of Phoenix, is the subadviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

Subject to the direction of the funds’ Board of Trustees, Phoenix is responsible for managing each fund’s investment program and for the general operations of each fund’s portfolio, including oversight of the fund’s subadviser and recommending its hiring, termination and replacement. As compensation for its services, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each fund. As a fund of funds, however, each underlying affiliated mutual fund’s adviser or subadviser manages the daily investments of the underlying affiliated mutual fund’s portfolio and receives a management fee for this service.

The adviser has voluntarily agreed to limit each fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed the amounts shown in the table below:

Fund	Class A	Class C
Wealth Accumulator PHOLIO	0.20%	0.20%
Wealth Builder PHOLIO	0.20%	0.20%
Wealth Guardian PHOLIO	0.20%	0.20%
Diversifier PHOLIO	0.20%	0.20%

Phoenix Diversifier PHOLIO / Phoenix PHOLIOs	27

The adviser may discontinue these voluntary arrangements at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis of the Board of Trustees approving the advisory and subadvisory agreements is available in the funds’ 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The funds, excluding the Wealth Builder PHOLIO, and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Christopher M. Wilkos, CFA has served as portfolio manager for each of the funds since their inception. Mr. Wilkos is Senior Vice President (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc. (“Phoenix Companies”), and is primarily responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting for Phoenix Companies. Mr. Wilkos joined Phoenix Companies in 1997 as director of Corporate Portfolio Management and was named Vice President in 1998.

Please refer to the Statement of Additional Information for additional information about the funds’ portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Each fund’s assets consist primarily of shares of the underlying affiliated mutual funds, which are valued at their respective net asset values and exchange-traded funds, which are valued at current market prices. To determine net asset value, each fund and each underlying affiliated mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds, and ETFs held directly by the PHOLIOs, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

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Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. Since the underlying affiliated mutual funds may hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds and the underlying affiliated mutual funds do not price their shares, the net asset value of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

How are securities of the underlying mutual funds fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser or subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using a fund’s fair valuation procedures, may not reflect such security’s market value.

The funds purchase Class A Shares and Class Y Shares, as applicable, of each underlying affiliated mutual fund at net asset value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

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Sales Charges

What are the classes and how do they differ?

Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended (the “1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The 12b-1 fees applicable to each class of shares will be reduced by the 12b-1 fee of the underlying affiliated mutual funds’ Class A Shares or Class Y Shares.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have no distribution or service fees and therefore pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares bear distribution and service fees (0.75%) and therefore pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

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Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account), including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

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Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (“CDSC”) at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of

32	Phoenix PHOLIOs

such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Phoenix PHOLIOs	33

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds’ Transfer Agent.

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How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

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•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

36	Phoenix PHOLIOs

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain of the PHOLIOs and of the underlying affiliated mutual funds in which the PHOLIOs may invest (collectively, throughout this section, the “funds”) may expose the funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the

Phoenix PHOLIOs	37

dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

38	Phoenix PHOLIOs

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25 and minimum account balance requirements continue to apply. Shareholders in the program must own fund shares worth at least $5,000.

Disclosure of Fund Holdings. The underlying affiliated mutual funds make available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each such fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on the Phoenix Funds’ Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ and the underlying affiliated mutual funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

Fund	Dividend Paid
Wealth Accumulator PHOLIO	Semiannually
Wealth Builder PHOLIO	Semiannually
Wealth Guardian PHOLIO	Semiannually
Diversifier PHOLIO	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Phoenix PHOLIOs	39

Financial Highlights

For each of the funds below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for the fiscal periods indicated. The information is intended to help you understand the respective Predecessor Fund’s financial performance since inception. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Their report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

Phoenix Wealth Accumulator PHOLIO

	Class A
	Period August 1, 2007 to September 30, 2007		Year Ended July 31, 2007	From Inception August 4, 2005 to July 31, 2006
Net asset value, beginning of period	$12.16		$10.73	$10.00
Income from investment operations
Net investment income (loss)(3)	—(7)		0.10	0.07
Capital gain distributions received from affiliated funds(3)	—		0.76	0.11
Net realized and unrealized gain (loss)	0.59		0.92	0.60

Total from investment operations	0.59		1.78	0.78

Less distributions
Dividends from net investment income	(0.04)		(0.32)	(0.05)
Distributions from net realized gains	(0.13)		(0.03)	—

Total distributions	(0.17)		(0.35)	(0.05)

Change in net asset value	0.42		1.43	0.73

Net asset value, end of period	$12.58		$12.16	$10.73

Total return(1)	4.83	%(6)	16.75%	7.82	%(6)
Ratios/supplemental data:
Net assets, end of period (thousands)	$9,647		$8,806	$3,208
Ratio to average net assets of:
Net operating expenses(2)	0.28	%(5)	0.06%	0.09	%(4)(5)
Gross operating expenses(2)	0.83	%(5)	0.97%	7.43	%(5)
Net investment income (loss)	0.19	%(5)	0.79%	0.63	%(5)
Portfolio turnover	1	%(6)	50%	13	%(6)

	Class C
	Period August 1, 2007 to September 30, 2007		Year Ended July 31, 2007	From Inception August 4, 2005 to July 31, 2006
Net asset value, beginning of period	$12.09		$10.68	$10.00
Income from investment operations
Net investment income (loss)(3)	(0.01)		— (7)	(0.01)
Capital gain distributions received from affiliated funds(3)	—		0.74	0.10
Net realized and unrealized gain (loss)	0.58		0.94	0.61

Total from investment operations	0.57		1.68	0.70

Less distributions
Dividends from net investment income	(0.04)		(0.24)	(0.02)
Distributions from net realized gains	(0.13)		(0.03)	—

Total distributions	(0.17)		(0.27)	(0.02)

Change in net asset value	0.40		1.41	0.68

Net asset value, end of period	$12.49		$12.09	$10.68

Total return(1)	4.69	%(6)	15.85%	6.97	%(6)
Ratios/supplemental data:
Net assets, end of period (thousands)	$4,478		$3,818	$2,379
Ratio to average net assets of:
Net operating expenses(2)	1.04	%(5)	0.80%	0.83	%(4)(5)
Gross operating expenses(2)	1.58	%(5)	1.79%	8.19	%(5)
Net investment income (loss)	(0.54	%)(5)	0.04%	(0.12	)%(5)
Portfolio turnover	1	%(6)	50%	13	%(6)

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Annualized.

(6) Not annualized.

(7) Amount is less than $0.01.

40	Phoenix PHOLIOs

Financial Highlights (continued)

Phoenix Wealth Builder PHOLIO

	Class A
	Period August 1, 2007 to September 30, 2007		Year Ended July 31
			2007	2006		2005	2004
Net asset value, beginning of period	$12.91		$11.89	$12.07		$10.89	$10.00
Income from investment operations
Net investment income (loss)(3)	0.02		0.20	0.15		0.11	0.12
Capital gain distributions received from affiliated funds(3)	—		0.60	0.12		0.07	0.01
Net realized and unrealized gain (loss)	0.53		0.86	0.40		1.10	0.86

Total from investment operations	0.55		1.66	0.67		1.28	0.99

Less distributions
Dividends from net investment income	(0.03)		(0.42)	(0.16)		(0.10)	(0.10)
Distributions from net realized gains	(0.62)		(0.22)	(0.69)		— (5)	—

Total distributions	(0.65)		(0.64)	(0.85)		(0.10)	(0.10)

Change in net asset value	(0.10)		1.02	(0.18)		1.18	0.89

Net asset value, end of period	$12.81		$12.91	$11.89		$12.07	$10.89

Total return(1)	4.23	%(7)	14.16%	5.76%		11.76%	9.89%
Ratios/supplemental data:
Net assets, end of period (thousands)	$58,663		$56,857	$51,755		$47,934	$29,566
Ratio to average net assets of:
Net operating expenses(2)	0.26	%(6)	0.06%	0.20	%(4)	0.40%	0.40%
Gross operating expenses(2)	0.49	%(6)	0.45%	0.45%		0.45%	0.77%
Net investment income	0.72	%(6)	1.54%	1.25%		0.93%	1.11%
Portfolio turnover	2	%(7)	43%	74%		4%	0%

	Class C
	Period August 1, 2007 to September 30, 2007		Year Ended July 31
			2007	2006		2005	2004
Net asset value, beginning of period	$12.85		$11.84	$12.02		$10.86	$10.00
Income from investment operations
Net investment income (loss)(3)	—	(5)	0.10	0.06		0.02	0.04
Capital gain distributions received from affiliated funds(3)	—		0.60	0.12		0.07	0.01
Net realized and unrealized gain (loss)	0.54		0.86	0.40		1.10	0.85

Total from investment operations	0.54		1.56	0.58		1.19	0.90

Less distributions
Dividends from net investment income	(0.03)		(0.33)	(0.07)		(0.03)	(0.04)
Distributions from net realized gains	(0.62)		(0.22)	(0.69)		— (5)	—

Total distributions	(0.65)		(0.55)	(0.76)		(0.03)	(0.04)

Change in net asset value	(0.11)		1.01	(0.18)		1.16	0.86

Net asset value, end of period	$12.74		$12.85	$11.84		$12.02	$10.86

Total return(1)	4.17	%(7)	13.29%	4.99%		11.01%	9.03%
Ratios/supplemental data:
Net assets, end of period (thousands)	$77,181		$76,049	$75,168		$84,281	$58,012
Ratio to average net assets of:
Net operating expenses(2)	1.01	%(6)	0.80%	0.96	%(4)	1.15%	1.15%
Gross operating expenses(2)	1.24	%(6)	1.20%	1.19%		1.20%	1.47%
Net investment income	(0.03	)%(6)	0.79%	0.48%		0.19%	0.34%
Portfolio turnover	2	%(7)	43%	74%		4%	0%

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Amount is less than $0.01.

(6) Annualized.

(7) Not annualized.

Phoenix PHOLIOs	41

Financial Highlights (continued)

Phoenix Wealth Guardian PHOLIO

	Class A
	Period August 1, 2007 to September 30, 2007		Year Ended July 31
			2007	2006		2005	2004
Net asset value, beginning of period	$12.02		$11.31	$11.61		$10.74	$10.00
Income from investment operations
Net investment income (loss)	0.02		0.27 (3)	0.22	(3)	0.17	0.17
Capital gain distributions received from affiliated funds	—		0.46 (3)	0.10	(3)	0.06	— (5)
Net realized and unrealized gain (loss)	0.40		0.59	0.18		0.81	0.74

Total from investment operations	0.42		1.32	0.50		1.04	0.91

Less distributions
Dividends from net investment income	(0.05)		(0.43)	(0.23)		(0.17)	(0.17)
Distributions from net realized gains	(0.38)		(0.18)	(0.57)		— (5)	—

Total distributions	(0.43)		(0.61)	(0.80)		(0.17)	(0.17)

Change in net asset value	(0.01)		0.71	(0.30)		0.87	0.74

Net asset value, end of period	$12.01		$12.02	$11.31		$11.61	$10.74

Total return(1)	3.48	%(7)	11.82%	4.43%		9.74%	9.15%
Ratios/supplemental data:
Net assets, end of period (thousands)	$29,742		$29,304	$24,768		$20,696	$10,182
Ratio to average net assets of:
Net operating expenses(2)	0.27	%(6)	0.05%	0.26	%(4)	0.52%	0.52%
Gross operating expenses(2)	0.48	%(6)	0.46%	0.56%		0.65%	1.35%
Net investment income	1.15	%(6)	2.28%	1.92%		1.56%	1.92%
Portfolio turnover	2	%(7)	41%	67%		5%	1%

	Class C
	Period August 1, 2007 to September 30, 2007		Year Ended July 31
			2007	2006		2005	2004
Net asset value, beginning of period	$12.00		$11.30	$11.60		$10.72	$10.00
Income from investment operations
Net investment income (loss)	0.01		0.18 (3)	0.12	(3)	0.09	0.12
Capital gain distributions received from affiliated funds	—		0.46 (3)	0.10	(3)	0.06	0.01
Net realized and unrealized gain (loss)	0.40		0.58	0.19		0.81	0.70

Total from investment operations	0.41		1.22	0.41		0.96	0.83

Less distributions
Dividends from net investment income	(0.05)		(0.34)	(0.14)		(0.08)	(0.11)
Distributions from net realized gains	(0.38)		(0.18)	(0.57)		— (5)	—

Total distributions	(0.43)		(0.52)	(0.71)		(0.08)	(0.11)

Change in net asset value	(0.02)		0.70	(0.30)		0.88	0.72

Net asset value, end of period	$11.98		$12.00	$11.30		$11.60	$10.72

Total return(1)	3.40	%(7)	10.90%	3.63%		9.03%	8.29%
Ratios/supplemental data:
Net assets, end of period (thousands)	$32,320		$32,286	$33,776		$40,252	$28,355
Ratio to average net assets of:
Net operating expenses(2)	1.01	%(6)	0.80%	1.03	%(4)	1.27%	1.27%
Gross operating expenses(2)	1.23	%(6)	1.21%	1.31%		1.40%	1.98%
Net investment income	0.39	%(6)	1.53%	1.08%		0.80%	1.19%
Portfolio turnover	2	%(7)	41%	67%		5%	1%

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Amount is less than $0.01.

(6) Annualized.

(7) Not annualized.

42	Phoenix PHOLIOs

Financial Highlights (continued)

Phoenix Diversifier PHOLIO

	Class A
	Period August 1, 2007 to September 30, 2007		Year Ended July 31, 2007	From Inception November 30, 2005 to July 31, 2006
Net asset value, beginning of period	$11.15		$10.63	$10.00
Income from investment operations
Net investment income (loss)(3)	0.03		0.18	0.08
Capital gain distributions received from affiliated funds(3)	—		0.13	0.02
Net realized and unrealized gain (loss)	0.69		0.41	0.57

Total from investment operations	0.72		0.72	0.67

Less distributions
Dividends from net investment income	(0.01)		(0.20)	(0.04)
Distributions from Net Realized Gains	(0.06)		— (6)	—

Total distributions	(0.07)		(0.20)	(0.04)

Change in net asset value	0.65		0.52	0.63

Net asset value, end of period	$11.80		$11.15	$10.63

Total return(1)	6.45	%(5)	6.76%	6.72	%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)	$109,620		$95,230	$1,231
Ratio to average net assets of:
Net operating expenses(2)	0.34	%(4)	0.26%	0.20	%(4)
Gross operating expenses(2)	0.54	%(4)	0.51%	31.52	%(4)
Net investment income (loss)	1.74	%(4)	1.61%	1.11	%(4)
Portfolio turnover	18	%(5)	11%	81	%(5)

	Class C
	Period August 1, 2007 to September 30, 2007		Year Ended July 31, 2007	From Inception November 30, 2005 to July 31, 2006
Net asset value, beginning of period	$11.07		$10.58	$10.00
Income from investment operations
Net investment income (loss)(3)	0.02		0.11	0.03
Capital gain distributions received from affiliated funds(3)	—		0.14	0.04
Net realized and unrealized gain (loss)	0.68		0.38	0.54

Total from investment operations	0.70		0.63	0.61

Less distributions
Dividends from net investment income	(0.01)		(0.14)	(0.03)
Distributions from Net Realized Gains	(0.06)		— (6)	—

Total distributions	(0.07)		(0.14)	(0.03)

Change in net asset value	0.63		0.49	0.58

Net asset value, end of period	$11.70		$11.07	$10.58

Total return(1)	6.32	%(5)	6.01%	6.16	%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)	$68,343	(4)	$60,669	$581
Ratio to average net assets of:
Net operating expenses(2)	1.09	%(4)	1.01%	0.95	%(4)
Gross operating expenses(2)	1.29	%(4)	1.26%	46.88	%(4)
Net investment income (loss)	0.99	%(4)	0.93%	0.38	%(4)
Portfolio turnover	18	%(5)	11%	81	%(5)

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Annualized.

(5) Not annualized.

(6) Amount is less than $0.01.

Phoenix PHOLIOs	43

Appendix A

Investment Techniques and Practices of Underlying Affiliated Mutual Funds and Exchange-Traded Funds (ETFs)

In pursuing its investment objectives, each underlying affiliated mutual fund and ETF may engage in the following investment techniques and practices to the extent such techniques and practices are consistent with the underlying affiliated mutual fund’s or ETF’s investment objective. These investment techniques and practices are described, together with their associated risks, in the Statement of Additional Information.

Debt Securities

Corporate Debt Securities

Convertible Securities

Derivatives

Forward Foreign Currency Exchange Contracts

Financial Futures Contracts and Related Options

Options

Swap Agreements

Emerging Markets

Foreign Securities

High Yield-High Risk Securities

Illiquid and Restricted Securities

Interest Rate Transactions

Money Market Instruments

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-Through Securities

Collateralized Mortgage Obligations (CMOs)

CMO Residuals

Stripped Mortgage-Backed Securities

Other Asset-Backed Securities

Mutual Fund Investing

Loan and Debt Participations and Assignments

Private Placements and Rule 144A Securities

Ratings

Real Estate Investment Trusts

Repurchase Agreements

Securities Lending

Short Sales

Small Companies

Warrants to Purchase Securities

When-Issued and Delayed-Delivery Transactions

44	Phoenix PHOLIOs

Appendix B

Underlying Affiliated Mutual Funds and Exchange-Traded Funds (ETFs)

Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying mutual funds”) in which the funds are currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying mutual funds will be purchased by each fund. The underlying mutual funds and their target weightings (if applicable) have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. Phoenix periodically rebalances the funds’ investments in the underlying mutual funds to bring them back within their target weightings. Some portion of each fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. Each fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, Statement of Additional Information, and Annual and Semiannual reports is available on the Phoenix Funds Web sites, PhoenixFunds.com or PhoenixInvestments.com, or you can request copies by calling Mutual Fund Services toll-free at (800)-243-1574.

Fund Name/Asset Class	Phoenix Wealth Accumulator PHOLIO	Phoenix Wealth Builder PHOLIO	Phoenix Wealth Guardian PHOLIO	Phoenix Diversifier PHOLIO
EQUITY
Phoenix Capital Growth Fund	7.5%	5.5%	4.5%	—
Phoenix Growth & Income Fund	15%	11%	8%	—
Phoenix Growth Opportunities Fund	7.5%	5.5%	4.5%	—
Phoenix Mid-Cap Value Fund	5%	4%	3%	—
Phoenix Quality Small-Cap Fund	2.5%	2%	1.5%	—
Phoenix Small-Cap Growth Fund	2.5%	2%	1.5%	—
Phoenix Small-Cap Sustainable Growth Fund	2.5%	2%	1.5%	—
Phoenix Small-Cap Value Fund	2.5%	2%	1.5%	—
Phoenix Value Opportunities fund	15%	11%	9%	—
FIXED INCOME
Phoenix Bond Fund	—	8%	16%	—
Phoenix Insight High Yield Fund	—	2%	4%	—
Phoenix Institutional Bond Fund	—	8%	16%	—
Phoenix Multi-Sector Short Term Bond Fund	—	2%	4%	—
INTERNATIONAL/GLOBAL
Phoenix Foreign Opportunities Fund	8%	6%	4%	—
Phoenix International Strategies Fund	12%	10%	8%	—
ALTERNATIVES
Phoenix Global Utilities Fund	4%	4%	2%	15%
Phoenix International Real Estate Securities Fund	4.5%	4%	2.5%	—
Phoenix Market Neutral Fund	7%	7%	6%	25%
Phoenix Real Estate Securities Fund	4.5%	4%	2.5%	15%
EXCHANGE-TRADED FUNDS (ETFs)
IShares S&P GSSI Natural Resources Index Fund	—	—	—	10%
PowerShares DB Commodity Index Tracking Fund	—	—	—	15%
PowerShares DB G10 Currency Harvest Fund	—	—	—	7.5%
SPDR DJ Wilshire International Real Estate Fund	—	—	—	12.5%

Phoenix PHOLIOs	45

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455 PXP5018 BPD33935	1-08

PHOENIX OPPORTUNITIES TRUST

Phoenix Bond Fund

Phoenix CA Tax-Exempt Bond Fund

Phoenix Core Bond Fund

Phoenix Diversifier PHOLIO

Phoenix Foreign Opportunities Fund

Phoenix Global Utilities Fund

Phoenix Growth Opportunities Fund

Phoenix High Yield Fund

Phoenix International Real Estate Securities Fund

Phoenix International Strategies Fund

Phoenix Market Neutral Fund

Phoenix Money Market Fund

Phoenix Multi-Sector Fixed Income Fund

Phoenix Multi-Sector Short Term Bond Fund

Phoenix Real Estate Securities Fund

Phoenix Senior Floating Rate Fund

Phoenix Wealth Accumulator PHOLIO

Phoenix Wealth Builder PHOLIO

Phoenix Wealth Guardian PHOLIO

Phoenix Worldwide Strategies Fund

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

January 31, 2008

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for the Phoenix Opportunities Trust (the “Trust”), dated January 31, 2008, and should be read in conjunction with them. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectuses, annual or semiannual reports by visiting the PhoenixFunds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation (“PEPCO”) at (800) 243-4361 or by writing PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Text Telephone: (800) 243-1926

THE TRUST

The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a statutory trust. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” The Trust consists of 20 separate Funds: the Phoenix Bond Fund (“Bond Fund”), the Phoenix CA Tax-Exempt Bond Fund (“CA Bond Fund”), the Phoenix Core Bond Fund (“Core Bond Fund”), the Phoenix Diversifier PHOLIO (“Diversifier PHOLIO”), the Phoenix Foreign Opportunities Fund (“Foreign Opportunities Fund”), the Phoenix Global Utilities Fund (“Global Utilities Fund”), the Phoenix Growth Opportunities Fund (“Growth Opportunities Fund”), the Phoenix High Yield Fund (“High Yield Fund”), the Phoenix International Strategies Fund (“International Strategies Fund”), the Phoenix International Real Estate Securities Fund (“International Real Estate Fund”), the Phoenix Market Neutral Fund (“Market Neutral Fund”), the Phoenix Money Market Fund (“Money Market Fund”), the Phoenix Multi-Sector Fixed Income Fund (“Multi-Sector Fixed Income Fund”), the Phoenix Multi-Sector Short Term Bond Fund (“Multi-Sector Short Term Bond Fund”), the Phoenix Real Estate Securities Fund (“Real Estate Fund”), the Phoenix Senior Floating Rate Fund (“Senior Floating Rate Fund”), the Phoenix Wealth Accumulator PHOLIO (“Wealth Accumulator PHOLIO”), the Phoenix Wealth Builder PHOLIO (“Wealth Builder PHOLIO”), the Phoenix Wealth Guardian PHOLIO (“Wealth Guardian PHOLIO”), and the Phoenix Worldwide Strategies Fund (“Worldwide Strategies Fund”) (each a “Fund” and collectively, the “Funds”). In addition, Diversifier PHOLIO, Wealth Accumulator PHOLIO, Wealth Builder PHOLIO and Wealth Guardian PHOLIO are referred to herein as the “Phoenix PHOLIOsSM.” The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for the CA Tax-Exempt Bond Fund, Earnings Driven Growth Fund, Multi-Sector Short Term Bond Fund, Real Estate Securities Fund and Wealth Builder PHOLIO is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectuses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

With respect to all of the Funds, each Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Growth Opportunities Fund, International Real Estate Fund and Real Estate Fund.

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Utilities Fund will concentrate its assets in the public utilities industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; (b) the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks; and (c) the International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Phoenix PHOLIOs. For purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund will look through to the securities held by the underlying affiliated mutual funds in which the Fund invests.

(3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4) Issue “senior securities” in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applicable to: Foreign Opportunities Fund, Market Neutral Fund, Multi-Sector Short Term Bond Fund, Real Estate Fund and Wealth Builder PHOLIO.)

(8)(b) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applicable to: Bond Fund, CA Tax-Exempt Bond Fund, Core Bond Fund, Diversifier PHOLIO, Global Utilities Fund, Growth Opportunities Fund, High Yield Fund, International Real Estate Fund, International Strategies Fund, Money Market Fund Multi-Sector Fixed Income Fund, Senior Floating Rate Fund, Wealth Accumulator PHOLIO, Wealth Guardian PHOLIO and Worldwide Strategies Fund.)

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. Each of the Funds is exempt from this limitation so long as, among other things, the Fund and the underlying mutual fund are affiliates, and the underlying mutual fund is itself not a fund of funds.

Non-Fundamental Investment Restrictions

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following for the Foreign Opportunities Fund:

(a) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(b) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(c) The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(d) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, Section 4(2)

commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Techniques and Risks” section below.

(e) The Fund may not invest in companies for the purpose of exercising control of management.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which a Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of a Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

NOTE WITH RESPECT TO THE PHOENIX PHOLIOsSM: The following descriptions pertain to the underlying mutual funds in which the Phoenix PHOLIOsSM invest. The Phoenix PHOLIOsSM will not use these techniques directly. Each of the Phoenix PHOLIOsSM pursues its investment objective(s) by investing its assets in a mix of underlying mutual funds that employ diverse investment techniques. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. With respect to the Phoenix PHOLIOsSM, the following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Phoenix PHOLIOsSM currently invest. Please refer to the prospectus and statement of additional information for each underlying affiliated mutual fund for specific details.

Throughout this section, the term adviser may be used to refer to a subadviser, if any.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investment in illiquid securities.

Debt Securities

The Fund may invest in debt securities. Generally, the Fund will invest in debt securities rated BBB or better by Standard & Poor’s Corporation (“S&P”) or Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or, if not rated, are judged to be of comparable quality as determined by the adviser.

The value of the a Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Corporate Debt Securities. A Fund’s investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Convertible Low-Rated Securities (Junk Bonds). The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund’s adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” See High Yield-High Risk (Junk Bonds) Securities.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Standby Commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

Step Coupon Bonds. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Yankee Bonds. Yankee bonds are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks an other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Zero Coupon Bonds. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of a these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Despositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed under the heading “Foreign Securities.”

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. A Fund may also utilize these instruments as part of its overall investment technique to gain or lessen exposure to various securities, markets or currencies. These investments include various types of interest rate transactions, options and futures, as describe below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Credit Linked Notes. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Transactions.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

To the extent required to comply with CFTC Regulation 4.5 and thereby avoid “commodity pool operator” status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund’s total assets, or, in the alternative, the Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase (bonafide hedging purposes).

When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Foreign currency warrants. Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Transactions” above) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade (“CBT”) and the International Monetary Market of the Chicago Mercantile Exchange (“CME”). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange (“LIFFE”) and the Singapore International Monetary Exchange (“SIMEX”).

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
The Fund will limit its use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with federal regulations. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Fund avoids being deemed a “commodity pool,” the Fund is limited in its futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the “underlying commodity value” of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. “Underlying commodity value” means the size of the contract multiplied by the daily settlement price of the contract.

The requirements of the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Dividends, Distributions and Taxes.”)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the adviser or subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Transactions. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Options. The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund’s portfolio securities and in an attempt to increase total return. The Fund may purchase or sell call and put options on securities indices for a similar purpose. A hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security’s price change exceeds this amount, written put and call options will not provide an effective hedge.

Writing Call Options. Each Fund may write (sell) covered call options on securities (“calls”) when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options. The Fund may purchase a call option when the adviser believes the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

Writing Put Options. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the funds seek to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the funds may be unable to close out an option position.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Fund may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange (AMEX”).

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund’s portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund’s portfolio securities.

A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be “covered” by identifying the specific portfolio securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Risks Relating to Options on Securities. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

Risks of Options on Securities Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by a Fund of options on indices will be subject to the investment adviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special Considerations and Risks Related to Options and Futures Transactions. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds’ transactions in options. The subadviser does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust’s portfolios.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund’s limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The Fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Additional Risk Factors. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund’s portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

The Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates.

They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

High Yield High Risk Securities (Junk Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s net asset value.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. A security that is determined by the subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. (See “Private Placements and Rule 144A Securities” below.)

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations and assignments will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P.

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the adviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will. Loan participations and assignments may be illiquid. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set above below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Other Asset-backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

The subadviser expects additional assets will be “securitized” in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund’s purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Investment companies in which the Fund may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Participation on Creditors’ Committees

The Fund may participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The “1933 Act”). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund’s adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Real Estate Investment Trusts (REITs)

REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Risks of Investment in Real Estate Securities. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are subject to each Fund’s limitation on investments in illiquid securities.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Securities Lending

A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Small Companies

Investors in funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Taxable Bonds

The Fund may from time to time invest a portion of its assets on a temporary basis in “temporary investments”; the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in “private activity bonds,” the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax (“AMT Bonds”)). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody’s or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody’s, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

Tax-Exempt Bonds

Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

The two principal classifications of tax-exempt bonds are “general obligation” and “revenue.” General obligations or “G.O.s” are secured by the issuer’s general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also “moral obligations” of the issuing states; however, a few programs specifically reject the “moral obligation.” In many but not all cases, this “moral obligation” is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund’s portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody’s or Fitch for tax- exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

Variable and Floating Rate Securities

A Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments.

Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as “Variable Rate Securities.” The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued and Delayed-Delivery Transactions

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY

Callable Municipal Bonds and Municipal Lease Obligations

The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds’

original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Trustees. The Board of Trustees will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation’s ratings and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund’s overall limit on investments in illiquid securities.

Special California Risk Factors

The California Constitution and various state statutes that limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.

Certain legislation enacted in the State over the past 29 years may serve to limit significantly state agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations. Article XIIIA of the California Constitution, through amendment, now places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Proposition 218 amended the State Constitution to provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government, for example, must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

Certain California municipal securities which the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, can be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

California Economic History and Outlook. The California economic outlook for the first quarter of 2006 continues to improve over the previous the year, however, higher energy prices, somewhat higher interest rates, and further slowing of residential construction and real estate markets, which began in the second half of 2005, may slow economic growth in 2006-2007. Additionally, lingering uncertainties regarding the future of California’s electrical power supply, fears of a sudden, abrupt decline in housing prices, and continued fears of terrorist attacks and the war in Iraq, make the future economic outlook of California uncertain and could adversely affect the ability of California issuers to maintain debt service on their obligations. Furthermore, California must continue to service the debt incurred by the state government between 2000-2003.

Upon taking office in November 2003, Governor Arnold Schwarzenegger conducted an independent audit of California’s financial condition. This audit revealed that while state expenditures grew 43% over the previous five years, revenues increased by only 25%, resulting in a three year carry-over deficit of $22 billion. To address this issue, California voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, in the 2004 election. The “Balanced Budget Act” was implemented as a result of these measures, which contains a provision for a “Rainy Day” fund: beginning in fiscal 2006-07, 1% of annual General Fund revenues must be set aside in a reserve fund, which amount, depending on the strength of the economy, could be increased to as much as 3% of state revenues in succeeding years. Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.

The 2006-2007 Budget. California’s 2006-07 fiscal year budget was signed into law on June 30, 2006. The budget represents a plan of paying down debt and building a reserve, and fully funding education. The budget sets aside funds to address the state’s debt—a combined total of more than $4.9 billion, or 4.7 percent of total General Fund resources available, by establishing a budget reserve of $2.1 billion and early debt repayments of $2.8 billion. The budget provides $55.1 billion in education spending under Proposition 98, an increase of $8.1 billion, or 17 percent compared to the 2004 Budget Act. The budget authorizes $101.3 billion in General Fund spending, an $11.3 billion increase from last year’s $90 billion, and assumes revenues of $94.4 billion.

California’s economy performed strongly in 2005, with increases in personal income, state exports, and professional and business services. Taxable sales growth increased in 2005; however, this increase was not as strong as the percentage increase from the figure in 2003 to the figure in 2004. California’s economy continued to perform strongly into 2006, with an increase in revenues tied to corporate tax, capital gains, and stock options. Additionally, the State’s unemployment rate fell to 4.8 percent in January and March of 2006, which is a five-year low.

Although California’s economy seems to be improving and Governor Schwarzenegger appears to remain committed to fundamental budget reforms, budget analysts warn that while state revenues have improved, California’s fiscal condition will remain uncertain so long as the State relies on deficit spending and fails to close the gap between revenues and expenditures. The three major bond rating agencies claim that despite the strength in revenue, a structural imbalance of expenditures over revenues remains in fiscal 2006-07, leaving a deficit of at least $3.5 billion.

Various ballot measures addressing structural budget reforms were rejected in the November 2005 Special Election. Proposition 76, also known as “The California Live Within Our Means Act,” would have placed a constitutional limit on state spending by limiting year over year budget growth to the average revenue growth over the last three years. It also would have given the governor the power to enforce spending reductions during budget emergencies if the legislature failed to act.

Bond Ratings. Another lingering question with implications for California’s economic outlook is its bond rating. Beginning in January 2001, due to uncertainties surrounding a significant decline in General Fund revenues and the inability of the State to fashion a long-term solution to its power supply crisis, the State’s general obligation bonds had been on a negative rating watch. In 2003, each of the three major bond rating agencies—Standard and Poor’s, Fitch Ratings, and Moody’s—lowered their ratings on the State’s general obligation bonds. However, after the California electorate passed the $15 billion Economic Recovery Bond measures, Propositions 57 and 58, in March 2004, investor confidence in California improved. In May 2004, Moody’s upgraded its rating of California general obligation bonds from “Baa1” to “A3”. Standard and Poor’s raised California’s general obligation bonds rating to “A” from “BBB” in August 2004. Additionally, in September 2004, Fitch Ratings raised California’s general obligation bonds rating to “A-” from “BBB.”

California’s bond ratings continued to improve in 2005. In May 2005, Moody’s again upgraded California’s rating to “A2” from “A3.” Fitch Ratings upgraded its California rating from “A-” to “A.” The ratings improvements resulted from California’s improved economic performance, increased revenues, budget reforms, and a moderately improved future financial outlook. Ratings improved again in 2006. In May 2006, Moody’s upgraded California’s rating to “A1” from “A2,” and Standard and Poor’s rating for California went to “A+” from “A.” In June 2006, Fitch Ratings upgraded its California rating to “A+” from “A.” However, California still has the lowest bond rating of any state, due largely to the State’s ongoing fiscal challenges, as well as constitutional and political constraints on its financial flexibility.

Finally, litigation may play a role in the future of California’s economy, as the State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

Puerto Rico. From 1983 to 1992, the Commonwealth of Puerto Rico generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment. The increase in real gross national product (GNP) slowed to 0.8% in fiscal 1992, reflecting the effects of a recession in the U.S. economy. A growth pattern began thereafter with real GNP increases of 3.1% and 1.6% for fiscal 2000 and 2001, respectively. However, another slowdown in the U.S. economy contributed to the 0.3% decline in real GNP in 2002. In 2003, the real GNP rebounded to post a positive growth rate of 1.9%. In 2004 and 2005, generally consistent with the course of the United States economy, the real GNP growth rates were 2.8%, and 2.0%, respectively. Overall, the GNP grew only 1.7% between 2000 and 2005. Contributing to Puerto Rico’s meager growth were factors such as high oil prices and problems in the banking sector. In 2005, the price of gasoline in Puerto Rico increased more than 18%, which was two times the increase experienced in 2004. In addition, Puerto Rico banks continued to rely heavily on brokered funds, financing consumption with foreign savings. In real terms, personal consumption grew by 2.8% in 2005 while personal income increased by only 2.0%.

Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors of its economy. Manufacturing is the largest sector in terms of gross domestic product (GDP). In fiscal 2005, manufacturing generated $33.13 billion, or 40.4%, of GDP as compared with fiscal 2004, when it generated $34.1 billion, or 43.2%, of GDP. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. The pharmaceutical industry has invested $1.7 billion in the local economy since 1997 and generates 30,000 direct jobs and 96,000 related jobs. As a result of this investment, Puerto Rico exported over $2 billion in scientific and medical devises in 2003. Notwithstanding the shift toward the scientific sectors, manufacturing areas such as apparel and food products remain important elements of the economy.

One of the factors that assisted the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the Code. Under Section 936, certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits for operations in Puerto Rico. However, in 1996, President Clinton signed into law a bill that phased out these tax credits over a nine-year period. Since the phase-out was just completed on January 1, 2006, the overall effect on Puerto Rico’s economy from the elimination of tax credits is still unclear. However, to alleviate the loss of the tax credits, some former 936 businesses have restructured their companies as Controlled Foreign Corporations, which do not pay federal corporate income tax unless the income generated in Puerto Rico is repatriated to the U.S. mainland. The impact of the phase-out on employment rates is also uncertain. While the overall trend in employment growth may ultimately shift downward as a result of the phase-out, the unemployment rate in 2005 continued to drop, falling to 10.6%, Puerto Rico’s lowest rate ever.

The service sector, which has experienced significant growth, partly in response to the expansion of the manufacturing sector, grew in 2005 to comprise $8.2 billion of the economy compared to $7.9 billion in 2004. The service industry employs 28.2% of the labor force, the largest percentage in the Commonwealth.

The 1990’s brought a construction boom to the Commonwealth, but the completion of major projects resulted in a shrinking of construction expenditures beginning in 2000. In 2003, the construction industry began to recover and growth continued through 2004. In 2003, significant Commonwealth and federal public works programs were initiated, including the development of the “Ciudad Red” Train Corridor. Although the first phase of the train corridor project has been completed, the project includes some commercial and residential development that has not been completed. In 2005, construction growth fell 0.1% in real terms. Construction in general has been slowed both by increased construction costs caused by the significant demand for construction materials and supplies from China and high energy prices. Private construction projects have also been slowed by the lengthy permitting process and the uncertainty surrounding a proposed land use plan. Public construction has similarly been negatively impacted by the downgrade in Commonwealth bonds and energy costs. Preliminary figures for 2006 show slightly higher numbers of private construction permits, but appreciably lower numbers for public projects.

San Juan is the largest homeport for cruise ships in the Caribbean and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean. In 2002, as a result of the terrorist attacks in 2001, the number of tourists declined to 3.1 million. The situation improved in 2003 with 3.2 million tourists, and by 2004, 3.5 million tourists visited the Commonwealth, almost reaching the pre-September 11, 2001 level. While higher fuel prices have put significant pressure on airlines and the tourism industry in general, preliminary figures for 2005 show a continued increase in the number of tourists visiting the island.

Gross public debt continued to rise from $33.9 billion in 2004, to $36 billion in fiscal 2005. The increase in public debt can be significantly attributed to the continuing budget deficit, which was financed by loans in both 2004 and 2005. In light of the deficit, the government chose to raise taxes again in 2005 instead of trimming the budget. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. On May 1, 2006 Governor Aníbal Acevedo Vilá shut down the government for two weeks due to a budget crisis based on a $740 million deficit. The shut-down affected 1,600 state schools and 45 government agencies and led to a furloughing of nearly 100,000 public employees. The crises ended with a $500 million emergency loan that will be repaid from revenues generated by Puerto Rico’s first ever consumer sales tax. The tax rate, which has not been set, could be as high as 7%. In light of the budget deficit and the rise in public debt, Moody’s Investors Service’s reduced Puerto Rico’s bond rating for the second year in a row to the agency’s lowest investment grade above junk status. Puerto Rico’s bond rating affects about $25 billion of government debt. This cut will likely force the government to pay higher interest rates.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor’s 500® Index (the “S&P 500® Index”), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell Midcap Growth Index, Europe Australia Far East Index (“EAFE”), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

Advertisements, sales literature and other communications may contain information about the Funds and advisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1) [6] – 1]
cd

Where:

a  =  dividends and interest earned during the period.

b  =  net expenses accrued for the period.

c  =  the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share of the class on the last day of the period.

7-Day Yield—Money Market Fund

The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return) + 1) 365/7] -1

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

PORTFOLIO TURNOVER

The Funds pay brokerage commissions for purchases and sales of portfolio securities. Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes”). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading “Financial Highlights” in each Fund’s prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Phoenix PHOLIOs do not invest directly in securities, but rather invest solely in shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at net asset value of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the funds will pay customary brokerage commissions for each purchase and sale.

The investment advisers and/or subadvisers (throughout this section the “adviser”) to the underlying affiliated mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, the adviser must comply with the brokerage and allocation procedures adopted by the boards of trustees of the underlying affiliated mutual funds. The following is a discussion of the portfolio transactions and brokerage procedures of the underlying affiliated mutual funds and the Funds, with the exception of the Phoenix PHOLIOs.

In effecting portfolio transactions for the Trust, the adviser and/or subadviser (throughout this section, the “adviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Trust and may benefit both the Trust and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the Trust.

If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the FINRA and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser’s compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate.

In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s and/or subadviser’s personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds’ direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

For the fiscal years ended September 30, 2005, 2006 and 2007, brokerage commissions paid by the Trust on portfolio transactions totaled $235,961, $145,084 and $2,946,715, respectively. Brokerage commissions of $2,119,759 paid during the fiscal year ended September 30, 2007, were paid on portfolio transactions aggregating $2,758,018,285 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The Phoenix PHOLIOs do not invest directly in securities, but rather invest solely in shares of other affiliated mutual funds and ETFs. The following description pertains to the underlying affiliated mutual funds referred to in this section as the (“funds”) in which the PHOLIOs invest and it applies to the Funds, with the exception of the PHOLIOs.

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Funds, Phoenix (generally, the Funds’ investment adviser), or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Phoenix and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Holdings Disclosure Committee (the “HDC”) the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds’ Compliance Officer, and officers of the Funds’ advisers and principal underwriter representing the areas of portfolio management, fund administration, institutional marketing, retail marketing, and distribution.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Phoenix’s Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix’s Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the International Real Estate Fund and the Real Estate Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

Other Disclosures

The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure, and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Adviser	Phoenix Investment Counsel, Inc.	Daily

Subadviser (International Strategies Fund and Worldwide Strategies Fund)	Acadian Asset Management LLC	Daily

Subadviser (Market Neutral Fund)	The Boston Company Asset Management	Daily

Subadviser (Global Utilities Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily

Subadviser (CA Tax-Exempt Bond Fund, Core Bond Fund, High Yield Fund, Money Market Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Phoenix PHOLIOs)

	Goodwin Capital Advisers, Inc.	Daily

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (International Strategies Fund and Worldwide Strategies)	New Star Institutional Managers Limited	Daily

Subadviser (Bond Fund and High Yield Fund)	SCM Advisors LLC	Daily

Subadviser (Growth Opportunities Fund)	Turner Investment Partners, Inc.	Daily

Subadviser (Foreign Opportunities Fund)	Vontobel Asset Management, Inc.	Daily

Distributor	Phoenix Equity Planning Corporation	Daily

Custodian	State Street Bank and Trust Company	Daily

Custodian (Growth Opportunities Fund only)	PFPC Trust Company	Daily

Sub-Financial Agent	PFPC Inc.	Daily

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period

Typesetting Firm for Financial Reports and Forms N-Q	GCom Solutions	Monthly on first business day following month end

Printer for Financial Reports	R.R. Donnelley & Sons Co.	Annual and Semiannual Reporting Period: within 45 days after end of reporting period

Proxy Voting Service	Institutional Shareholder Services	Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end

Third-Party Class B Share Financer	SG Constellation LLC	Weekly based on prior week end

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Financial Services	Quarterly, 60 days after fiscal quarter end

Rating Agencies	Lipper Inc. and Morningstar	Quarterly, 60 days after quarter end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. (“PIC” or “Adviser”), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2007, PIC had approximately $1.7 billion in assets under management.

All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Administrator for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. (“PXP”). PXP is the investment management subsidiary of The Phoenix Companies, Inc. (“PNX”) of Hartford, Connecticut, which is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.

PXP has served investors for over 70 years. As of September 30, 2007, PXP had approximately $59.4 billion in assets under management. PXP’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Trust’s prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund’s net assets and paid monthly at the following annual rates:

Bond Fund	0.50%
Diversifier PHOLIO	0.10%
Foreign Opportunities Fund Market Neutral Fund Wealth Accumulator PHOLIO Wealth Builder PHOLIO Wealth Guardian PHOLIO	0.85 1.50 0.10 0.10 0.10	% % % % %

	First $1 billion	$1 billion through 2 billion	$2+ billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Core Bond Fund	0.45%	0.40%	0.35%
Global Utilities Fund	0.65%	0.60%	0.55%
Growth Opportunities Fund	0.75%	0.70%	0.65%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
International Strategies Fund	0.85%	0.80%	0.75%
Money Market Fund	0.40%	0.35%	0.30%
Multi-Sector Fixed Income Fund	0.55%	0.50%	0.45%
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%
Worldwide Strategies Fund	0.85%	0.80%	0.75%

The Adviser has contractually (and/or voluntarily, where indicated) agreed to limit the Funds’ total operating expenses (excluding interest, taxes and extraordinary expenses) through the dates indicated so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I	Expiration Date	Type*
Bond Fund	1.15%	1.90%	1.90%	0.90%	May discontinue at any time	V
CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	May discontinue at any time	V
Core Bond Fund	1.00%	1.75%	1.75%	N/A	February 28, 2008	C
Diversifier PHOLIO****	0.20%	N/A	0.20%	N/A	May discontinue at any time	V
Foreign Opportunities Fund	1.35%	N/A	2.10%	1.10%	June 30, 2008	C
Global Utilities Fund	1.15%	N/A	1.90%	N/A	May discontinue at any time	V

Growth Opportunities Fund	1.25%	N/A	2.00%	N/A	May 31, 2008	C
International Real Estate Fund	1.50%	N/A	2.25%	1.25%	January 31, 2009	C
Market Neutral Fund**	1.77%	2.52%	2.52%	N/A	May discontinue at any time	V
Real Estate Fund	1.30%	2.05%	2.05%	1.05%	March 31, 2008	C
Senior Floating Rate Fund***	1.20%	N/A	1.95%	0.95%	January 31, 2009	C
Wealth Accumulator PHOLIO****	0.20%	N/A	0.20%	N/A	May discontinue at any time	V
Wealth Builder PHOLIO****	0.20%	N/A	0.20%	N/A	May discontinue at any time	V
Wealth Guardian PHOLIO****	0.20%	N/A	0.20%	N/A	May discontinue at any time	V

*	C=Contractual; V=Voluntary.

**	Excludes dividends on short sales.

***	Excludes leverage expenses.

**** Excludes 12b-1 fees and acquired fund fees and expenses.

The adviser will voluntarily extend these expense limitations beyond the dates indicated, but may discontinue them at any time. The adviser may recapture operating expenses waived or reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

With respect to the Market Neutral Fund, the Adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008. The Adviser will voluntarily extend this fee waiver, but may discontinue it at any time.

For services to the Funds during the fiscal years ended September, 2005, 2006 and 2007, the Adviser received fees of $17,092,154, $24,165,654, and $33,750,400, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund (including its Predecessor Fund) as follows:

Fund Name	2005	2006	2007
Bond Fund	$376,469	$385,866	$460,520
CA Tax-Exempt Bond Fund	241,056	211,722	322,807
Core Bond Fund	410,191	343,936	308,188
Diversifier PHOLIO	N/A	1,273	97,382
Foreign Opportunities Fund	205,739	1,377,062	7,260,125
Global Utilities Fund	36,585	100,802	294,531
Growth Opportunities Fund	N/A	21,114	125,108
High Yield Fund	1,157,511	965,982	888,951
International Real Estate Fund*	N/A	N/A	N/A
International Strategies Fund	56,822	735,211	821,509
Market Neutral Fund	1,920,238	2,162,337	1,125,341
Money Market Fund	517,410	414,078	376,496
Multi-Sector Fixed Income Fund	819,889	806,091	824,403
Multi-Sector Short Term Bond Fund	5,499,493	7,683,275	8,488,708
Real Estate Fund	5,235,459	7,498,378	10,811,024
Senior Floating Rate Fund*	N/A	N/A	N/A
Wealth Accumulator PHOLIO	53	3,557	10,913
Wealth Builder PHOLIO	120,110	129,938	134,360
Wealth Guardian PHOLIO	55,075	60,120	60,933
Worldwide Strategies Fund	77,061	943,860	1,015,014

*	The International Real Estate Fund has been in existence only since October 31, 2007 and the Senior Floating Rate Fund has been in existence only since the date of this SAI or January 31, 2008; therefore no fees were paid to the Adviser for the fiscal years indicated.

The Subadvisers

Acadian Asset Management LLC (“Acadian”)

Acadian Asset Management LLC (“Acadian”) is a Subadviser to the International Strategies Fund and Worldwide Strategies Fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian has been an investment adviser since 1986. As of September 30, 2007, Acadian had approximately $85 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Acadian the performance of certain of its investment management services under the Investment Advisory Agreement with the International Strategies Fund and Worldwide Strategies Fund. Acadian will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, PIC will pay Acadian compensation at the following annual rates, calculated on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian, including those of the International Strategies Fund and Worldwide Strategies Fund:

First $200 million	$200+ million through $500 million	$500+ million
0.50%	0.40%	0.35%

The Boston Company Asset Management, LLC (“TBCAM”)

At a special meeting of shareholders held on December 27, 2007, shareholders of the Market Netural Fund approved the subadvisory agreement between TBCAM and PIC (the “TBCAM Subadvisory Agreement”). Under the TCBAM Subadvisory Agreement, TCBAM is responsible for the day-to-day management of the Market Neutral Fund. The initial term of the TCBAM Subadvisory Agreement is from January 10, 2008 through December 31, 2009.

TBCAM is the subadviser to the Market Neutral Fund and is located at Mellon Financial Center, One Boston Place, 201 Washington Street, 14th floor, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation, located at the same address as TBCAM. Founded in 1970, TBCAM provides investment management and subadvisory services to public, corporate, defined benefit and defined contribution plans, as well as various institutional and sub-advised accounts. As of September 30, 2007, TBCAM had approximately $65 billion of assets under management in active equity investment strategies.

For its services as subadviser, PIC pays TBCAM an annual fee of 0.75% of the average daily net assets of the fund.

Until January 10, 2008 Euclid Advisers, LLC (“Euclid”) served as subadviser to the Market Neutral Fund. For the Market Neutral Fund’s most recent fiscal year, Euclid received a fee of 50% of PIC’s gross investment management fee.

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

Duff & Phelps, an affiliate of PIC, is the subadviser to the Global Utilities Fund, the International Real Estate Fund and the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as subadviser to four mutual funds and as adviser to three closed-end mutual funds and to institutional clients. As of September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

The Subadvisory Agreement provides that the adviser, PIC, will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the each of the funds. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, PIC pays Duff & Phelps compensation at the following annual rates:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Global Utilities Fund	0.325%	0.30%	0.275%

For its services as subadviser to the International Real Estate Fund and Real Estate Fund, PIC pays Duff & Phelps compensation at a rate of 50% of the gross investment management fee.

Goodwin Capital Advisers, Inc. (“Goodwin”)

Goodwin, an affiliate of PIC, is the subadviser to the CA Tax-Exempt Bond Fund, Core Bond Fund, Diversifier PHOLIO, Money Market Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund, Wealth Accumulator PHOLIO, Wealth Builder PHOLIO, Wealth Guardian PHOLIO and is located at 56 Prospect Street, Hartford, Connecticut 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2007, Goodwin had approximately $17.7 billion in assets under management.

The Subadvisory Agreement provides that the adviser, PIC, will delegate to Goodwin the performance of certain of its investment management services with respect to each of the Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, PIC pays Goodwin a fee of 50% of the gross investment management fee paid by each Fund.

New Star Institutional Managers Limited (“NewStar”)

New Star Institutional Managers Limited (“New Star”) is a subadviser to the International Strategies Fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of September 30, 2007, New Star had approximately U.S. $18.5 billion in assets under management.

For its services as subadviser, PIC pays New Star compensation on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star at the following annual rates:

	First $100 million	$100+ million
Subadvisory Fee	0.50%	0.40%

SCM Advisors LLC (“SCM Advisors”)

SCM Advisors LLC, an affiliate of PIC, is the subadviser to the Bond and High Yield Funds and is located at 909 Montgomery Street, San Francisco, California 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of September 30, 2007, SCM Advisors had approximately $12.9 billion in assets under management.

The Subadvisory Agreement provides that the adviser, PIC, will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement with the Bond Fund. SCM Advisors will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser of the Bond Fund, PIC pays SCM Advisors compensation at the annual rate of 0.25%.

For its services as subadviser of the High Yield Fund, PIC pays SCM Advisors a fee of 50% of the gross investment management fee.

Turner Investment Partners, Inc. (“Turner”)

Turner is the subadviser to the Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of September 30, 2007, Turner had approximately $27.6 billion in assets under management.

The Subadvisory Agreement provides that the adviser, PIC, will delegate to Turner the performance of certain of its investment management services under the Investment Advisory Agreement with the Growth Opportunities Fund. Turner will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, PIC pays Turner compensation at the following annual rates:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Growth Opportunities Fund	0.375%	0.35%	0.325%

Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. (“Vontobel”), 1540 Broadway, 38th Floor, New York, New York 10036, is the subadviser for the Foreign Opportunities Fund. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2007, Vontobel had in excess of $8.2 billion in assets under management.

The Subadvisory Agreement provides that the adviser, PIC will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement with the Foreign Opportunities Fund. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services.

PIC pays Vontobel a subadvisory fee at the rate of 0.425%.

Total subadvisory fees paid by PIC to the respective subadvisers for managing the Funds (including the Predecessor Funds) for the fiscal years ended September 30, 2005, 2006 and 2007 were:

Fund Name	2005	2006	2007
Bond Fund	$188,237	$192,296	$230,260
CA Tax-Exempt Bond Fund	N/A	N/A	77,952
Core Bond Fund	N/A	N/A	75,587
Diversifier PHOLIO	N/A	N/A	35,879
Foreign Opportunities Fund	166,784	1,304,614	3,642,904
Global Utilities Fund	N/A	4,954	147,265
Growth Opportunities Fund	8,335	8,315	62,554
High Yield Fund	N/A	439,894	444,477
International Real Estate Fund*	N/A	N/A	N/A
International Strategies Fund	251,367	347,915	482,895
Market Neutral Fund	N/A	78,698	562,672
Money Market Fund	N/A	N/A	93,185
Multi-Sector Fixed Income Fund	N/A	N/A	207,971
Multi-Sector Short Term Bond Fund	N/A	N/A	2,259,627
Real Estate Fund	N/A	376,716	5,405,510
Senior Floating Rate Fund*	N/A	N/A	N/A
Wealth Accumulator PHOLIO	N/A	N/A	3,174
Wealth Builder PHOLIO	N/A	N/A	33,980
Wealth Guardian PHOLIO	N/A	N/A	15,570
Worldwide Strategies Fund	422,041	573,013	373,762

*	The International Real Estate Fund has been in existence only since October 31, 2007 and the Senior Floating Rate Fund has been in existence only since the date of this SAI or January 31, 2008; therefore no subadvisory fees were paid for the fiscal years indicated.

Investment Advisory and Subadvisory Agreements

Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreements, each of the subadvisers is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds’ investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund’s outstanding shares and by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”). The Subadvisory Agreements may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund’s outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreements continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. The Subadvisory Agreement may be terminated without penalty by any party upon 30 days written notice and automatically terminates in the event of its assignment. In the event of termination of the Investment Advisory Agreement, or at the request of PIC, the Trust and the Funds will eliminate all reference to “Phoenix” from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust.

Each Fund’s Investment Advisory and Subadvisory Agreements provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreement

Bond Fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ 2006 semiannual report, covering the period October 1, 2006 through March 31, 2007.

Growth Opportunities Fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ 2006 annual report, covering the period October 1, 2005 through September 30, 2006.

Senior Floating Rate Fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the Funds’ semiannual report covering the period October 1, 2007 through March 31, 2008.

All Other Funds

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ 2007 annual report, covering the period October 1, 2006 through September 30, 2007.

Description of Proxy Voting Policy

The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadvisers will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Phoenix Investment Counsel, Inc. (Adviser to Worldwide Strategies Fund (domestic portion))

Phoenix Investment Partners, Ltd. and its affiliates (collectively, “PXP”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce tax implications.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance targets. Such component may be further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the funds’ portfolio manager(s) identified in the funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan is made up of two components:

(1)	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer group (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

Fund	Benchmark (s) and/or Peer Group
Worldwide Strategies Funds (domestic portion)	Lipper Large Cap Core Funds

(2)	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3)	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX’s Compensation Committee.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Compensation of Portfolio Manager of Acadian (Subadviser to International Strategies Fund and Worldwide Strategies Fund)

The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager’s base salary to be competitive in light of the individual’s experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian’s parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian’s investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian’s performance and other goals as well as client’s service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his or her contribution to and the performance of the Acadian investment team as a whole.

Compensation of Portfolio Managers of TBCAM (Subadviser to the Market Neutral Fund)

The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the funds realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awarded is based upon the one, three, and five-year (three and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM’s net income (capped at 20% and with a minimum payout of the BNY Mellon 3 year CD rate).

The plans are structured for all PM’s and research analysts to have an opportunity to be compensated in the top quartile, while the opportunity for the select senior PM’s to be compensated in the top decile.

Compensation of Portfolio Managers of Duff & Phelps (Subadviser to Global Utilities Fund, International Real Estate Fund and Real Estate Fund)

Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, “PXP), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current incentive bonus package for the funds’ portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the contribution to the team effort.

The incentive bonus compensation of the International Real Estate and the Real Estate Fund’s portfolio managers is currently comprised of two main components 70% of the incentive bonus is based on the Fund’s performance in achieving and/or exceeding its benchmark, the FTSE NAREIT Equity REIT Index, over one year, three years and five years. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus is based on measures of The Phoenix Companies, Inc. (“PNX”), the ultimate parent of PXP and the Subadviser. The incentive bonus compensation of the Global Utilities Fund’s portfolio managers is currently two main components: 70% of the incentive bonus is based on formulaic calculations of investment performance measures, including the Subadviser’s largest closed-end fund, the DNP Select Income Fund, Inc. earnings per share and total return over a one year period. The total return is compared to a composite of the Lehman Utility Bond Index and the S&P Utility Market Price Index. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus is based on measures of the Phoenix Companies, Inc. (“PNX”), the ultimate parent of PXP and the Subadviser.

Fifteen percent of the incentive bonus compensation will be paid in PNX restricted stock units which will vest over a three-year period commencing on the award date.

The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the subadvisory fee received by the Subadviser, and thus indirectly the profitability of PNX.

Finally, the Fund’s portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including, 401(k), health and other employee benefit plans. Portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the discretion of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan, grants of restricted stock, or any at or in-the-money PNX stock options.

Compensation of Portfolio Managers of Goodwin (Subadviser to CA Tax-Exempt Bond Fund, Core Bond Fund, Money Market Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund, Diversifier PHOLIO, Wealth Accumulator PHOLIO, Wealth Builder PHOLIO, and Wealth Guardian PHOLIO)

Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, “PXP), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the funds’ portfolio managers identified in the funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

Fund	Benchmark(s) and/or Peer Groups
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe

Core Bond Fund	Lehman Aggregate Bond Index

Fixed Income Fund	Lipper Multi-Sector Income Funds

Short Term Bond Fund	Lipper Short Investment Grade Debt Funds

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX’s Compensation Committee.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of New Star (Subadviser to the International Strategies Fund and Worldwide Strategies Fund)

New Star’s comprehensive salary and benefits package is designed to be competitive both within the industry and the region in which the firm operates. The entrepreneurial culture, success, and “can do” attitude of the firm is one of the major reasons for attracting and keeping exceptional staff. In fact, the international equity team is a cohesive group with senior managers having been with the firm for an average of 14 years. Portfolio managers and research analysts are paid competitive salaries plus equity participation. There is no fixed percentage breakdown. No individual is rewarded solely on his/her performance; rather, compensation is dictated by the success of the organization as a whole.

Direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business – long-term performance – is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to overall firm performance.

Compensation of Portfolio Managers of SCM Advisors (Subadviser to the Bond Fund and High Yield Fund)

SCM Advisors LLC (“SCM Advisors”) believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at SCM Advisors receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Following is a more detailed description of the compensation structure of SCM Advisors’ portfolio managers.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by SCM Advisors and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Bonus payments are based on a number of factors including the profitability of SCM Advisors and the portfolio team member’s long-term contributions to the firm. SCM Advisors’ principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of SCM Advisors participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of SCM Advisors’ working capital requirements and on estimated tax liabilities.

The Compensation Committee has discretion over the measurement of the components.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of Turner Investment Partners, Inc. (Subadviser to the Growth Opportunities Fund)

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual’s sector and portfolio management assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the investment team and all portfolio managers are equity owners of Turner.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individuals contribution to the overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer of Turner is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Compensation of Portfolio Managers of Vontobel (Subadviser to the Foreign Opportunities Fund)

The portfolio manager for the Foreign Opportunities Fund is compensated by Vontobel. The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period.

The portfolio managers do not receive any compensation directly from the Fund or the Adviser.

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of September 30, 2007, or as of footnoted date, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds as named in the prospectuses. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Al Alaimo	2/$180.5 million	1/$73.9 million	61/$1.7 billion
David L. Albrycht	8/$2.9 billion	None	None
Ian Beattie	2/$90.6 million	2/$294.1 million	4/$507.1 million
Cynthia A. Beaulieu	1/$66.5 million	None	10/$944 million
T. Brooks Beittel	2/$3.8 billion	None	None
Robert Bishop	3/$321 million	None	82/$1.9 billion
Brendan O. Bradley(1)	12/$7.1 billion	59/$15.0 billion	182/$62.8 billion
Andrew Chow	5/$501.5 million	None	112/$8.1 billion
Steven L. Colton	6/$1.4 billion	None	5/$236.2 million
Geoffrey Dybas(9)	2/$3.5 billion	1/$53.3 million	10/$327.4 million
Robert J. Eastman	8/$5.07 billion	3/$308 million(6)	18/$518 million
Sean P. Fitzgibbon	8/$5.07 billion	3/$308 million(7)	18/$518 million
Albert Gutierrez	5/$501.5 million	None	145/$10.9 billion
Frank J. Haggerty, Jr. (9)	2/$3.5 billion	1/$53.3 million	10/$327.4 million
Timothy M. Heaney	2/$268.1 million	None	15/$1.1 billion
Rajiv Jain	4/$832.6 million	19/$4.8 billion	1/$50.2 million(5)
Deborah Jansen	1/$3.3 billion	None	None
Kyle A. Jennings	None	None	None
Christopher J. Kelleher	2/$173 million	None	10/$944 million
Connie M. Luecke	1/$3.3 billion	None	None
Jeffrey D. McGrew	8/$5.07 billion	3/$308 million (8)	18/$518 million
Heather F. McMeekin	6/$1.2 billion	15/$338 million	28/$1.6 billion
Raymond F. Mui(1)	12/$7.1 billion	59/$15.0 billion	182/$62.8 billion
Robb J. Parlanti(2)	13/$1.8 billion	25/$1.1 billion	86/$9.8 billion(3)
Randle L. Smith	1/$3.3 billion	None	None
Annie Stradling	None	None	None
Mark Turner(3)	15/$2.8 billion	28/$1.1 billion	90/$9.9 billion
Robert E. Turner(4)	17/$2.9 billion	33/$1.3 billion	95/$11.6 billion
Christopher M. Wilkos	8/$467 million	None	1/$16 billion

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

(1)

As of September 30, 2007, the Acadian portfolio manager team managed 43 accounts of which the advisory fee was based on the performance of the account, for a total of $23,140 million in assets. The team managed nine hedge funds. The value of the hedge funds as of September 30, 2007 was $1,567 million.

(2)	Mr. Robb Parlanti is Portfolio Manager for two other accounts which have a performance based fee. The value of those accounts on September 30, 2007 was $622 million.

(3)

Mr. Mark Turner is Portfolio Manager for one registered investment company account and three other accounts which have a performance based fee. The value of those accounts on September 30, 2007 was $1.6 billion.

(4)

Mr. Robert Turner is Portfolio Manager for two registered investment companies and three other accounts which have a performance based fee. The value of those accounts on September 30, 2007 was $1.7 billion.

(5)	Mr. Rajiv Jain is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2007 was $761 million.

(6)	Mr. Eastman is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2007 was $202 million.

(7)	Mr. Fitzgibbon is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2007 was $202 million.

(8)	Mr. McGrew is Portfolio Manager for one account which as has a performance based fee. The value of the account as of September 30, 2007 was $202 million.

(9)	Mr. Dybas and Mr. Haggerty are Portfolio Managers for 2 registered investment companies which included $3.3 billion from a closed-end fund of which $142.5 million are REIT securities.

Ownership of Fund Securities by Portfolio Managers

The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) described in the prospectus that he or she manages as of September 30, 2007, or as of footnoted date:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Al Alaimo	Bond Fund - None High Yield Fund - None

David L. Albrycht	Multi-Sector Fixed Income Fund - $50,001 - $100,000 Multi-Sector Short Term Bond Fund - $100,001 - $500,000
Senior Floating Rate Fund - None

Ian Beattie	Worldwide Strategies Fund - None International Strategies Fund - None

Cynthia A. Beaulieu	Core Bond Fund - None

T. Brooks Beittel	Global Utilities Fund - None

Robert Bishop	Bond Fund – None

Brendan O. Bradley	International Strategies Fund - None Worldwide Strategies Fund - None

Andrew Chow	Bond Fund – None

Steven L. Colton	Worldwide Strategies Fund - None

Geoffrey Dybas	International Real Estate Fund - None(1) Real Estate Fund - $50,001 - $100,000

Robert J. Eastman	Market Neutral Fund- None

Sean P. Fitzgibbon	Market Neutral Fund- None

Albert Gutierrez	Bond Fund - None High Yield Fund - None

Frank J. Haggerty, Jr.	International Real Estate Fund - None(1) Real Estate Fund - None

Timothy M. Heaney	CA Tax-Exempt Bond Fund - None

Rajiv Jain	Foreign Opportunities Fund - Over $1,000,000

Deborah Jansen	Global Utilities Fund - None

Kyle A. Jennings	Senior Floating Rate - None

Christopher J. Kelleher	Core Bond Fund - None

Connie M. Luecke	Global Utilities Fund - $100,001 - $500,000

Jeffery D. McGrew	Market Neutral Fund - None

Heather F. McMeekin	Growth Opportunities Fund - None

Raymond F. Mui	International Strategies Fund - None Worldwide Strategies Fund - None

Robb J. Parlanti	Growth Opportunities Fund - $100,001 - $500,000

Randle L. Smith	Global Utilities Fund - $50,001 - $100,000

Annie Stradling	International Strategies Fund – None Worldwide Strategies Fund - None

Mark Turner	Growth Opportunities Fund - None

Robert E. Turner	Growth Opportunities Fund - Over $1,000,000

Christopher M. Wilkos	Diversifier PHOLIO - None Wealth Accumulator PHOLIO - None Wealth Builder PHOLIO - None Wealth Guardian PHOLIO - None

(1)	As of October 2, 2007.

Since the Senior Floating Rate Fund is new as of the date of this SAI, the portfolio managers do not own shares of the fund.

NET ASSET VALUE

The net asset value per share of each class of each Fund and each underlying affiliated mutual fund, as applicable, is determined as of the close of trading of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

Money Market Fund

The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

The yield on a shareholder’s investment may be more or less than that which would be recognized if the Fund’s net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund’s portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund’s net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund’s portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

HOW TO BUY SHARES

For Class A Shares, Class B Shares, Class C Shares and Class T Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain wrap programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges (“CDSC”) on Class B Shares, Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fee with respect to the Class B Shares, Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder’s fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Market Neutral Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class B Shares, Class C Shares and Class T Shares—Waiver of Sales Charges” section of this SAI.)

Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Market Neutral Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Market Neutral Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

Class T Shares (Short Term Bond Fund Only)

Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class B Shares, Class C Shares and Class T Shares—Waiver of Sales Charges” section of this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Phoenix Fund.

Class I Shares

Class I Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amount; to private clients of, or clients referred by, the Adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege. Your purchase of any class of shares of these Funds or any other Phoenix Fund, (other than any Phoenix money market fund), if made at the same time by the same “person,” will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B Shares, Class C Shares and Class T Shares—Waiver of Sales Charges

The CDSC is waived on the redemption (sale) of Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares, Class C Shares and Class T Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Feature—Class B Shares

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. For Market Neutral Fund, Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service (“IRS”) that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting “preferential dividends” under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

INVESTOR ACCOUNT SERVICES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Phoenix Fund (except any of the Phoenix money market funds) may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund’s net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See “Dividends, Distributions and Taxes” section of this SAI.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix “Self Security” program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (“ACH”). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO’s acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

By Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds’ current Prospectus for more information.)

Telephone Redemptions

Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.)

By Check (Fixed Income Funds only)

Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $500 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemption in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds’ current prospectus for more information.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company (“RIC”)

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gain income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for each Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

Each Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains will be taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Under current law, the tax rate on these amounts is scheduled to increase for tax years beginning after December 31, 2010.

Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with Income Tax Regulations that may differ from Generally Accepted Accounting Principles (“GAAP”) in the United States.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as RIC.

Taxation of Derivatives and Foreign Currency Transactions

Certain futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to

“pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to “pass through”, each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.

California Taxation of Distributions—CA Tax Exempt Bond Fund

Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules in Section 1091 of the Code to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent by U.S. Mail to shareholders regarding the intended federal income tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding (“backup withholding”)

Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for filing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your State of residence, the information may also be filed with your State taxing authority.

Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number.

Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. The shareholder may also, from time to time, be requested to provide certification of the validity of their TIN.

Foreign Shareholders

Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the federal and certain California income tax consequences described above, there may be other federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2007, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund’s portfolio would be affected. The Trustees would then re-evaluate the Fund’s investment objective and policies. As of December 2007, no such proposal was before Congress.

The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. taxpayers. Each shareholder who is not a U.S. taxpayer should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following retirement plans: Individual Retirement Account (IRA), Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (“MLAM”) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

Pursuant to an Underwriting Agreement with the Funds, PEPCO (or the “Distributor”), an indirect wholly-owned subsidiary of PNX, and an affiliate of the Adviser and Subadviser, PIC serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plan described below. During the fiscal years ended September 30, 2005, 2006 and 2007, purchasers of shares of the Funds paid aggregate sales charges of $141,422, $70,128 and $3,064,642 respectively, of which the Distributor received net commissions of $112,142, $55,383 and $717,412 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2007, the Distributor received net commissions of $340,082 for Class A Shares and deferred sales charges of $282,529 for Class B Shares and $73,704 for Class C Shares.

The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the Underwriting Agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealers Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%
$50,000 but under $100,000	1.25	1.27	1.00
$100,000 but under $500,000	1.00	1.01	1.00
$500,000 but under $1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None

Other Fixed Income Funds

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

Equity Funds and PHOLIOs

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.25%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. In addition to the dealer discount on purchases for Short Term Bond Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee has been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Administrative Services

PEPCO also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market funds within the Phoenix Funds and Phoenix Edge Series Funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market Funds, the fee is 0.035% of the average net assets across all money market funds within the Phoenix Funds and Phoenix Edge Series Funds.

Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC, Inc. (subagent to PEPCO) (“PFPC”), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

For services to the Trust during the fiscal years ended September 30, 2005, 2006 and 2007, PEPCO received $201,856, $140,427 and $3,432,236, respectively.

DISTRIBUTIO N PLANS

The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares. In addition, with respect to the PHOLIOs, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the PHOLIOs invest impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the PHOLIOs has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A and Class Y 12b-1 fees.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

On a quarterly basis, the Funds’ Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

For the fiscal year ended September 30, 2007, the Funds paid Rule 12b-1 Fees in the amount of $13,117,497, of which the Distributor received $3,194,891, and unaffiliated broker-dealers received $9,992,606. The Rule 12b-1 payments were used for (1) compensation to dealers, $8,196,441; (2) compensation to sales personnel, $3,464,914; (3) advertising, $909,410; (4) service costs, $413,737; (5) printing and mailing of prospectuses to other than current shareholders, $104,184; and (6) other, $417,602.

No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. The FINRA’s maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
E. Virgil Conway* YOB: 1929	Served since 2000.	54	Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present). Director, Urstadt Biddle Property Corp.

Harry Dalzell-Payne* YOB: 1929	Served since 1999.	54	Retired.

Francis E. Jeffries* YOB: 1930	Served since 2005.	57	Retired.

Leroy Keith, Jr. YOB: 1939	Served since 2005.	54	Managing Director, Almanac Capital Management (commodities business) (since 2007). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007). Director/Trustee, Evergreen Funds (93 portfolios).

Geraldine M. McNamara YOB: 1951	Served since 2001.	56	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982-2006).

James M. Oates YOB: 1946	Served since 2005.	54	Managing Director, Wydown Group (consulting firm) (1994-present). Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Director, Investors Bank & Trust Corporation, Stifel Financial, Chairman and Trustee John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Richard E. Segerson YOB: 1946	Served since 2005.	54	Managing Director, Northway Management Company (1998-present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2005.	54	Chairman, Amsterdam Molecular Therapeutics N.V. (biotechnology) (since 2007). Director, The JP Morgan European Investment Trust (1998-present), Galapagos N.V. (biotechnology) (2005-present). Director, EASDAQ (Chairman) (2001-present), Groupe SNEF (electrical and electronic installation) (1998-present). Managing Director, Almanij N.V. (financial holding company) (1992-2003). Director, KBC Bank and Insurance Holding Company (1992-2003), KBC Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank S.A. Luxembourgeoise (1992-2003), Investco N.V. (private equity company) (1992-2003), Gevaert N.V. (industrial holding company) (1992-2003), Fidea N.V. (insurance company) (1992-2003), Almafin N.V. (real estate investment company) (1992-2003), Centea N.V. (savings bank) (1992-2003), Degussa Antwerpen N.V. (1998-2004), Santens N.V. (textiles) (1999-2004), Dictaphone Corp. (2002-2006), Banco Urquijo (Chairman) (1998-2006).

*	Pursuant to the Trust’s retirement policy, Mr. Conway, Mr. Dalzell-Payne and Mr. Jeffries will retire from the Board of Trustees following its May 2008 meeting.

Interested Trustees

Each of the individuals listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth and Position(s) with Trust	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964	Trustee and President since November 2006.	56	Senior Executive Vice President and President, Asset Management (since 2007), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President (2001-2004), The Phoenix Companies, Inc. Director and President (2006-present), Chief Operating Officer (2004-present), Executive Vice President (2004-2006), Vice President, Finance, (2001-2002), Phoenix Investment Partners, Ltd. Various senior officer and directorship positions with Phoenix affiliates. President (2006-present), Executive Vice President (2004-2006), the Phoenix Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

Philip R. McLoughlin** Chairman YOB: 1946	Served since 1999.	74	Partner, Cross Pond Partners, LLC (2006-present), Director, PXRE Corporation (Reinsurance) (1985-present), World Trust Fund (1991-present).

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. (“PXP”) and its affiliates.

**	Mr. McLoughlin is treated as an “interested person” as defined in the 1940 Act, because of his participation in certain retirement plans maintained by PXP and its affiliates may be deemed to constitute a material business relationship within the meaning of Section 2(9)(19) of the 1940 Act.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nancy G. Curtiss YOB: 1952	Senior Vice President since 2006.	Assistant Treasurer (2001-present), Fund Accounting (1994-2000), Phoenix Equity Planning Corporation. Vice President (2003-2007), Head of Asset Management Operations (since 2007) Phoenix Investment Partners, Ltd. (2003-present). Miss Curtiss is also Treasurer of various other investment companies within the Phoenix Funds Complex (1994-present).

Marc Baltuch 900 Third Avenue New York, NY 10022 YOB: 1945	Vice President and Chief Compliance Officer since 2004.	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice President, The Zweig Total Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc. (2004-present). President and Director of Watermark Securities, Inc. (1991-present). Assistant Secretary of Gotham Advisors Inc. (1990-2005).

Kevin J. Carr One American Row Hartford, CT 06102 YOB: 1954	Vice President, Counsel, Chief Legal Officer and Secretary since 2005.	Vice President and Counsel, Phoenix Life Insurance Company (2005-present). Compliance Officer of Investments and Counsel, Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005.	Vice President, Fund Administration (2007-present), Phoenix Investment Partners, Ltd. Second Vice President Fund Control and Tax (2004-2006), Phoenix Partners, Ltd.Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer or Chief Financial Officer (2005-present), Assistant Treasurer, certain funds within the Phoenix Funds Complex Senior Manager Audit, Deloitte & Touche, LLP (1999-2004).

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. They are:

The Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust’s last fiscal year.

The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met eight times during the Trust’s last fiscal year.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended September 30, 2007, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation From Trust	Total Compensation From Trust and Fund Complex (79 Funds) Paid to Trustees
Independent Trustees
E. Virgil Conway	$19,447.57	$169,137.36
Harry Dalzell-Payne	$18,538.38	$160,637.36
Francis E. Jeffries*	$12,761.40	$163,267.90
Leroy Keith, Jr.	$16,608.66	$127,500.00
Geraldine M. McNamara*	$18,633.08	$193,500.00
James M. Oates	$18,633.10	$141,000.00
Richard E. Segerson*	$12,794.33	$98,000.00
Ferdinand L.J. Verdonck	$12,115.48	$93,000.00
Interested Trustees
George R. Aylward	$0	$0
Marilyn E. LaMarche**	$10,350.37	$$80,000
Philip R. McLoughlin	$27,148.86	$294,500.00

*	These Trustees have previously deferred compensation (and the earnings thereon) as of December 31, 2007 in the following amounts: Mr. Jeffries, $645,191, Ms. McNamara, $322,955 and Mr. Segerson, $125,739.

**	Ms. LaMarche retired from the Board on December 31, 2007.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Funds in the Trust	Aggregate Dollar Range of Trustee Ownership of all Funds Overseen by Trustee In Family of Investment Companies
Independent Trustees
E. Virgil Conway	$50,001 - $100,000	Over $100,000
Harry Dalzell-Payne	None	None
Francis E. Jeffries	None	Over $100,000
Leroy Keith, Jr.	$1-$10,000	$1 - $10,000
Geraldine M. McNamara	None	Over $100,000
James M. Oates	Over $100,000	Over $100,000
Richard E. Segerson	Over $100,000	Over $100,000
Ferdinand L.J. Verdonck	None	None
Interested Trustees
George R. Aylward	$10,001 - $50,000	$50,001 - $100,000
Philip R. McLoughlin	Over $100,000	Over $100,000

At December 31, 2007, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of January 3, 2008 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust’s outstanding equity securities. (Since the Senior Floating Rate Fund has been in existence only since January 31, 2008, no Principal shareholder information is included for this fund.)

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Ameritrade Inc FBO Omaha, NE 68103-2226	Worldwide Strategies Fund- Class C	5.74%	10,686.899

Winifred A Cargill Norfolk, MA 02056	Core Bond Fund- Class C	8.65%	12,097.222

Charles Schwab & Co. Inc. FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Bond Fund- Class C	30.35%	78,651.426
	Foreign Opportunities Fund- Class A	25.41%	6,618,805.053
	High Yield Fund- Class B	7.87%	35,051.459
	Real Estate Fund- Class A	14.22%	4,507,886.166

Charles Schwab & Co. Inc. Attn: Mutual Funds/Team S 4500 Cherry Creek Dr S Fl 3 Denver, CO 80246	Growth Opportunities Fund- Class A	7.37%	195,706.448

Citigroup Global Markets Inc. (1) 333 W. 34th St. New York, NY 10001-2402	Core Bond Fund- Class C	15.62%	21,841.368
	Diversifier PHOLIO- Class C	5.45%	361,568.357
	Foreign Opportunities Fund- Class C	16.74%	736,025.987
	High Yield Fund- Class B	5.37%	23,911.967
	International Strategies Fund- Class C	14.35%	26,675.037
	Multi-Sector Short Term Bond Fund- Class B	8.20%	364,038.108
	Multi-Sector Short Term Bond Fund- Class T	12.36%	4,068,549.893
	Multi-Sector Fixed Income Fund- Class A	6.93%	711,919.807
	Multi-Sector Fixed Income Fund- Class C	10.72%	198,807.628
	Real Estate Fund- Class B	10.49%	147,748.364
	Real Estate Fund- Class C	18.53%	507,380.259
	Worldwide Strategies Fund- Class C	5.80%	10,787.888

Elizabeth A Hall Newport, OR 97365	Core Bond Fund- Class C	8.29%	11,590.680

JPM Chase Bank, N.A. FBO 500 Stanton Christiana Road Newark, DE 19713-2105	Bond Fund- Class I	9.53%	433,509.077

JP Morgan Chase Bank, N.A. FBO 500 Stanton Christiana Road Newark, DE 19713-2105	Bond Fund- Class I	5.09%	231,463.357

MAC & Co. Mutual Fund Operations 525 William Penn Place Pittsburgh, PA 15230-3198	Foreign Opportunities Fund- Class I	21.10%	3,304,949.570
MAC & Co. Mutual Fund Operations 525 William Penn Place Pittsburgh, PA 15230-3198	Foreign Opportunities Fund- Class I	11.14%	1,745,292.202

MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 3rd FL Jacksonville, FL 32246-6484	Bond Fund- Class B	39.31%	173,306.751
	Bond Fund- Class C	15.13%	39,209.321
	Core Bond Fund- Class B	23.16%	45,376.475
	Core Bond Fund- Class C	22.40%	31,323.084
	Diversifier PHOLIO- Class A	27.80%	3,037,236.500
	Diversifier PHOLIO- Class C	56.12%	3,724,488.673
	Foreign Opportunities Fund- Class A	6.61%	1,722,976.500
	Foreign Opportunities Fund- Class C	32.96%	1,449,384.126
	Global Utilities Fund- Class C	11.82%	18,340.946
	Growth Opportunities Fund- Class A	11.59%	307,758.986
	Growth Opportunites Fund- Class C	83.35%	458,118.165
	High Yield Fund- Class B	7.67%	34,153.213
	High Yield Fund- Class C	17.60%	67,673.521
	International Strategies Fund- Class A	6.42%	380,279.731
	Market Neutral Fund- Class B	38.45%	81,471.108
	Market Neutral Fund- Class C	17.94%	110,821.281
	Multi-Sector Short Term Bond Fund- Class A	10.05%	31,997,876.184
	Multi-Sector Short Term Bond Fund- Class B	22.52%	999,919.202
	Multi-Sector Short Term Bond Fund- Class C	8.04%	2,899,083.355
	Multi-Sector Short Term Bond Fund- Class T	59.21%	19,491,907.598
	Multi-Sector Fixed Income Fund- Class A	11.15%	1,145,563.915
	Multi-Sector Fixed Income Fund- Class B	12.78%	167,678.872
	Multi-Sector Fixed Income Fund- Class C	35.53%	659,164.726
	Real Estate Fund- Class A	9.91%	3,140,669.673
	Real Estate Fund- Class B	17.55%	247,122.704
	Real Estate Fund- Class C	15.66%	428,657.204
	Wealth Accumulator PHOLIO -Class C	28.97%	107,091.925
	Wealth Builder PHOLIO - Class A	16.96%	780,107.712
	Wealth Builder PHOLIO- Class C	57.08%	3,356,808.757
	Wealth Guardian PHOLIO- Class A	12.56%	317,818.954
	Wealth Guardian PHOLIO- Class C	62.92%	1,649,444.078
	Worldwide Strategies Fund- Class B	5.10%	22,240.546
	Worldwide Strategies Fund- Class C	16.05%	29,852.250

Richard W Miller William Miller Berlin, CT 06037-3321	Global Utilities Fund- Class C	8.56%	13,278.374

Morgan Keegan & Company, Inc. FBO Hampton Cove, AL 35763-8458	International Real Estate Fund- Class C	42.99%	10,478.120

NFS LLC FEBO Linda Siebert Rapoport TTEE Chicago, IL 60610-2220	High Yield Fund- Class C	7.82%	30,072.293

NFS LLC FEBO Bernadine Braun TTEE Chicago, IL 60610-2220	High Yield Fund- Class C	7.60%		29,227.267

NFS LLC FEBO Harley Sefton TTEE San Diego, CA 92103-6624	CA Tax-Exempt Bond Fund- Class I	35.05%		812,624.226

NFS LLC FEBO Donna Sefton San Diego, CA 92103-6624	CA Tax-Exempt Bond Fund- Class I	24.36%		564,939.122

NFS LLC FEB FMTC TTEE Elk Grove, CA 95624-2670	Core Bond Fund- Class C	15.18%		21,291.972

NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans Covington, KY 41015-1987	Bond Fund- Class I Multi-Sector Fixed Income Fund- Class A	8.99 5.16	% %	408,916.596 530,438.769

NFS LLC FEBO Indianapolis, IN 46240-0856	Real Estate Fund- Class I	13.66%		99,926.460

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Core Bond Fund- Class C	5.91%		8,267.118

Phoenix Equity Planning Corp Attn: Corp Accounting 56 Prospect St Hartford, CT 06103-2818	International Real Estate Fund- Class A International Real Estate Fund- Class C International Real Estate Fund- Class I	37.60 41.59 100.00	% % %	487,710.638 10,136.052 10,167.849

Phoenix Diversifier PHOLIO Attn: Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Planning 101 Munson St Greenfield, MA 01301-9684	Global Utilities Fund- Class A Market Neutral Fund- Class A	63.45 54.81	% %	3,006,731.900 3,131,720.189

Phoenix Life Insurance Company c/o Time Di Buono Investment Accounting H-3E-2 One American Row Hartford, CT 06115-2521	Global Utilities Fund- Class A	11.99%		568,321.745

Phoenix Life Insurance Compnay One American Row Hartford, CT 06115-2521	Global Utilities Fund- Class C	7.25%		11,258.063

Phoenix Wealth Accumulator Attn: Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Plannin 101 Munson St Greenfield, MA 01301-9684	International Real Estate Fund- Class A	5.19%		67,309.121

Phoenix Wealth Builder PHOLIO Attn: Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Planning 101 Munson St. Greenfield, MA 01301-9684	Bond Fund- Class A	36.21%	995,157.534
	Global Utilities Fund- Class A	7.48%	354,584.441
	Growth Opportunities Fund- Class A	16.80%	446,126.975
	International Real Estate Fund- Class A	43.60%	565,526.336
	International Strategies Fund- Class A	13.89%	823,229.783
	Market Neutral Fund- Class A	14.62%	835,415.203

Phoenix Wealth Guardian PHOLIO Attn: Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Planning 101 Munson St. Greenfield, MA 01301-9684	Bond Fund- Class A	33.93%	932,498.947
	Growth Opportunities Fund- Class A	6.73%	178,598.466
	International Real Estate Fund- Class A	12.40%	160,790.798
	International Strategies Fund- Class A	5.05%	299,490.933
	Market Neutral Fund- Class A	6.10%	348,392.162

PIMS/Prudential Retirement As Nominee Detriot, MI 48226-1610	Real Estate Fund- Class I	33.51%	245,194.807

PIMS/Prudential Retirement As Nominee Detriot, MI 48226-1610	Real Estate Fund- Class I	5.95%	43,508.523

Reliance Trust Co FBO Atlanta, GA 30362-1529	Real Estate Fund- Class I	23.86%	174,602.294

SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	Foreign Opportunities Fund- Class I	10.28%	1,609,291.243

SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	Foreign Opportunities Fund- Class I	9.95%	1,557,947.977

State Street Bank & Trust Co. FBO Portland, CT 06480-1661	Core Bond Fund- Class B	5.43%	10,629.548

State Street Bank & Trust Co Bentonville, AR 72712-4079	Wealth Accumulator PHOLIO - Class A	22.95%	177,113.562

Strafe & CO FAO Westerville, OH 43086-0160	Real Estate Fund- Class I	8.29%	60,666.129

Strafe & CO FAO Westerville, OH 43086-0160	Real Estate Fund- Class I	6.57%	48,080.816

UBS Financial Services Inc. Burbank, CA 91506-2625	Global Utilities Fund- Class C	5.13%	7,963.953

UBS Financial Services Inc. FBO Santa Fe, NM 87508-2139	International Real Estate Fund- Class C	11.70%	2,851.716

US Bank FBO The Phoenix Co Inc. Milwaukee, WI 53201-1787	Money Market Fund- Class A	7.10%	6,663,244.580

Wells Fargo Investments LLC 608 Second Avenue South Minneapolis, MN 55402-1927	Bond Fund- Class C	14.48%	37,523.885

Joachim H Zier Julie E Zier Portola Vally, CA 94028-8033	Wealth Accumulator PHOLIO- Class A	5.23%	40,377.669

ADDITIONAL INFORMATION

Capital Stock and Organization

As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Amended and Restated Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust’s annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the Funds’ custodian, except for the Growth Opportunities Fund. The Custodian of the Growth Opportunities Fund’s assets is PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809. The Trust has authorized the Custodians to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, PEPCO receives a fee, which is a combination of a base fee allocated among each Phoenix Fund class and a per account fee of between $6.45 and $17.30, depending on whether the account information is held directly by PEPCO or through an intermediary, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, Pricewaterhouse Coopers LLP will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2007, included in the Trust’s 2007 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. (“Moody’s”). Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Certain Bond Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa—An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa—An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Moody’s also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor’s Corporation

AAA—Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A—Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

GLOS SARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

PHOENIX OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 23.	Exhibits

a.1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

a.2.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.1.	By-Laws dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference

c.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit a.

d.1.	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Phoenix Bond Fund and Phoenix Investment Counsel, Inc. (“PIC”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

d.2.	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC dated June 8, 2006, on behalf of Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

d.3.	Subadvisory Agreement between PIC and SCM Advisors LLC (“SCM”) dated July 1, 1998, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference

d.4.	Investment Subadvisory Agreement Amendment between PIC and SCM effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.5.	Amendment to Subadvisory Agreement between PIC and SCM dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.6.	Subadvisory Agreement between PIC and Turner Investment Partners, Inc. (“Turner”) on behalf of Phoenix Growth Opportunities Fund dated June 9, 2006, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

d.7.	Third Amendment to Subadvisory Agreement between PIC and SCM dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

d.8.	Second Amendment to Amended and Restated Investment Advisory Agreement, dated June 27, 2007, on behalf of CA-Tax Exempt Bond Fund, Core Bond Fund, Global Utilities Fund, High Yield Fund, Market Neutral Fund, Money Market Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.9.	Subadvisory Agreement between PIC and Duff & Phelps Investment Management Co. (“Duff & Phelps”), dated June 27, 2007 on behalf of Global Utilities Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.10.	Subadvisory Agreement between PIC and Goodwin Capital Advisers, Inc. (“Goodwin”), dated June 27, 2007 on behalf of CA Tax-Exempt Bond Fund, Core Bond Fund, Money Market Fund, Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.11.	Fourth Amendment to Subadvisory Agreement between PIC and SCM, on behalf of High Yield Fund, dated June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.12.	Third Amendment to Amended and Restated Investment Advisory Agreement dated September 24, 2007, on behalf of Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix International Strategies Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.13.	First Amendment to Subadvisory Agreement between PIC and Goodwin effective as of September 24, 2007, on behalf of Phoenix CA Tax-Exempt Bond Fund, Phoenix Core Bond Fund, Phoenix Money Market Fund, Phoenix Multi-Sector Fixed Income Fund and Phoenix Multi-Sector Short Term Bond Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.14.	First Amendment to Subadvisory Agreement between PIC and Duff & Phelps dated September 24, 2007, on behalf of Phoenix International Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.15.	Subadvisory Agreement PIC and Acadian Asset Management, LLC. (“Acadian”) dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.16.	Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Phoenix Foreign Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.17.*	Subadvisory Agreement between PIC and New Star Institutional Managers Limited (“New Star”) dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund, filed via EDGAR herewith.

d.18.*	Subadvisory Agreement between PIC and The Boston Company Asset Management, LLC (“TBCAM”) dated January 10, 2008, on behalf of Phoenix Market Neutral Fund, filed via EDGAR herewith.

d.19.*	Second Amendment to Subadvisory Agreement between PIC and Goodwin dated January 31, 2008 on behalf of Phoenix Senior Floating Rate Fund, filed via EDGAR herewith.

d.20.*	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant on behalf of Phoenix Senior Floating Rate Fund, and PIC effective as of January 31, 2008, filed via EDGAR herewith.

e.1.	Underwriting Agreement between Phoenix Equity Planning Corporation (“PEPCO”) and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between PEPCO and Registrant was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

e.2.	Form of Sales Agreement between PEPCO and dealers (August 2007), filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

f.	None.

g.1.	Master Custodian Contract between Registrant and State Street Bank and Trust Company (“State Street”) dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

g.2.	Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

g.3.	Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

g.4.	Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

g.5.	Custodian Services Agreement between Registrant and PFPC Trust Company dated June 9, 2006 on behalf of Phoenix Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

h.1.	Amended and Restated Transfer Agency and Service Agreement between the Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

h.2.	Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

h.3.	Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.4.	Fee Waiver Agreement between Registrant and PIC effective as of June 27, 2007, on behalf of Phoenix Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.5.	Second Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.6.*	Fifth Amended and Restated Expense Limitation Agreement between Registrant and PIC on behalf of Phoenix Bond Fund, Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix Global Utilities Fund, Phoenix Growth Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix Market Neutral Fund, Phoenix Real Estate Securities Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO and Phoenix Wealth Guardian PHOLIO, filed via EDGAR herewith.

h.7.*	First Amendment to Administration Agreement between Registrant and PEPCO effective November 15, 2007, filed via EDGAR herewith.

h.8.*	Third Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective October 1, 2007, filed via EDGAR herewith.

h.9.*	Fourth Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective January 31, 2008, filed via EDGAR herewith.

i.1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

i.2.*	Opinion of counsel as to legality of shares dated January 17, 2008, filed via EDGAR herewith.

j.*	Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.	None.

l.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

m.1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.2.	Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.3.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.4.	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.5.	Amendment to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.6.	Amendment to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.7.	Class T Shares Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.8.*	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR herewith.

m.9.*	Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR herewith.

m.10.*	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR herewith.

m.11.*	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR herewith.

m.12.*	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR herewith.

m.13.*	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR herewith.

m.14.*	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR herewith.

n.	2007 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of July 13, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

o.	Reserved.

p.1.	Amended and Restated Codes of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.2.	Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.3.	Amended and Restated Code of Ethics of the Subadviser (SCM Advisors) dated June 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.4.	Code of Ethics of the Subadviser (Turner) dated February 1, 2005, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.5.	Amended and Restated Code of Ethics of Subadviser (Duff & Phelps), dated August 30, 2006, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.6.*	Code of Conduct of Subadviser (TBCAM), dated July 2007, filed via EDGAR, herewith.

p.7.	Code of Ethics of Subadviser (Goodwin), dated January 22, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.8.	Code of Ethics of Subadviser (Acadian) dated April 2006, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

p.9.	Code of Conduct of Subadviser (New Star) dated June 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

p.10.	Code of Ethics of Subadviser (Vontobel) dated January 2006, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

q.*	Power of Attorney for all Trustees, dated November 15, 2007, filed via EDGAR herewith.

*	Filed herewith

Item 24.	Persons Controlled by or Under Common Control with the Fund

None.

Item 25.	Indemnification

The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser

See “Management of the Fund “ in the Prospectus and “ Services of the Adviser and Subadviser” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadviser’s current Form ADV (PIC: SEC File No. 801-5995; Acadian: SEC File No. 801-28078; TBCAM, SEC File No. 801-6829; Duff & Phelps: SEC File No. 801-14813; Goodwin: SEC File No. 801-8177; New Star: SEC File No. 801-26315; SCM Advisors: SEC File No. 801-51559: Turner: SEC File No. 801-36220 and Vontobel: SEC File No. 801-21953 ) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 27.	Principal Underwriter

(a)	PEPCO serves as the principal underwriter for the following registrants:

Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Opportunities Trust, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life & Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account, PHL Variable Separate Account MVA1 and The Phoenix Edge Series Fund.

(b)	Directors and executive officers of PEPCO are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

George R. Aylward 56 Prospect Street P.O. Box 150480 Hartford, CT 06115-0480	Director and Executive Vice President	President

John H. Beers One American Row P.O. Box 5056 Hartford, CT 06102-5056	Vice President and Secretary	Assistant Secretary

Kevin J. Carr One American Row P.O. Box 5056 Hartford, CT 06102-5056	Vice President and Assistant Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

John R. Flores One American Row P.O. Box 5056 Hartford, CT 06102-5056	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Officer and Assistant Secretary

Stephen D. Gresham 56 Prospect Street P.O. Box 150480 Hartford, CT 06115-0480	Director and Senior Vice President	None

David Hanley 56 Prospect Street P.O. Box 150480 Hartford, CT 05115-0480	Vice President and Treasurer	None

David C. Martin One American Row P.O. Box 5056 Hartford, CT 06102-5056	Vice President and Chief Compliance Officer	None

David R. Pellerin 56 Prospect Street P.O. Box 150480 Hartford, CT 06115-0480	Vice President and Chief Financial Officer	None

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

Philip K. Polkington One American Row P.O. Box 5056 Hartford, CT 06102-5052	Director and Executive Vice President	None

Jacqueline M. Porter 56 Prospect Street P.O. Box 150480 Hartford, CT 06115-0480	Assistant Vice President	None

Chester J. Sokolosky One American Row P.O. Box 5056 Hartford, CT 06102-5056	Vice President and Financial and Operations Principal	Vice President and Assistant Treasurer

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 28.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:

Kevin J. Carr, Esq.

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

Investment Adviser:

Phoenix Investment Counsel, Inc.

56 Prospect Street

P.O. Box 150480

Hartford, CT 06115-0480

Subadviser for Bond Fund and High Yield Fund:

SCM Advisors LLC

909 Montgomery Street, Fifth Floor

San Francisco, CA 94133

Subadviser for Growth Opportunities Fund:

Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312-2414

Subadviser for International Strategies Fund and

Worldwide Strategies Fund:

New Star Institutional Managers, Inc.

1 Knightsbridge Green

London, United Kingdom SW1X7NE

Subadviser for International Strategies Fund

and Worldwide Strategies Fund:

Acadian Asset Management, Inc.

One Post Office Square, 20th Floor

Boston, MA 02109

Subadviser for Market Neutral Fund (as of 1/10/08)

The Boston Company Asset Management, LLC

One Boston Place

201 Washington Street, 14th floor

Boston, MA 02108

Subadviser for Market Neutral Fund (until 1/10/08):

Euclid Advisors LLC

900 Third Avenue

New York, NY 10022

Subadviser for CA Tax-Exempt Bond Fund, Core Bond Fund, Diversifier PHOLIO, Money Market Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund, Wealth Accumulator PHOLIO Wealth Builder, PHOLIO and Wealth Guardian PHOLIO:

Goodwin Capital Advisers, Inc.

56 Prospect Street

Hartford, CT 06115

Principal Underwriter, Administrator and Transfer Agent:

Phoenix Equity Planning Corporation

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

Custodian and Dividend Dispersing Agent for All Funds except Growth Opportunities Fund:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Custodian and Dividend Dispersing Agent for Growth Opportunities Fund:

PFPC Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

Subadviser for Global Utilities Fund, International Real Estate Securities Fund and Real Estate Securities Fund:

Duff & Phelps Investment Management Co

55 East Monroe Street, Suite 3600

Chicago, IL 60603

Subadviser to Foreign Opportunities Fund:

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Fund Accountant and Subadministrator:

PFPC Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Item 29.	Management Services

None.

Item 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 28th day of January, 2008.

PHOENIX OPPORTUNITIES TRUST

ATTEST:	/s/ Kevin J. Carr	By:	/s/ George R. Aylward
	Kevin J. Carr		George R. Aylward
	Secretary		President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 2008.

Signature	Title

/s/ George R. Aylward George R. Aylward	Trustee and President (principal executive officer)

/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)

E. Virgil Conway*	Trustee

Harry Dalzell-Payne*	Trustee

Francis E. Jeffries*	Trustee

Leroy Keith, Jr.*	Trustee

Philip R. McLoughlin*	Trustee and Chairman

Geraldine M. McNamara*	Trustee

James M. Oates*	Trustee

Richard E. Segerson*	Trustee

Ferdinand L.J. Verdonck*	Trustee

*By	/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney

Exhibits

Item 23

d.17.	Subadvisory Agreement between PIC and New Star Institutional Managers Limited dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund.

d.18.	Subadvisory Agreement between PIC and The Boston Company Asset Management LLC dated January 10, 2008, on behalf of Phoenix Market Neutral Fund.

d.19.	Second Amendment to Subadvisory Agreement between PIC and Goodwin dated January 31, 2008, on behalf of Phoenix Senior Floating Rate Fund.

d.20.	Fourth Amendment to Amended and Restated Investment Advisory Agreement between Registrant on behalf of Phoenix Senior Floating Rate Fund, and PIC effective January 31, 2008.

h.6.	Fifth Amendment Restated Expense Limitation Agreement between Registrant and PIC on behalf of Phoenix Bond Fund, Phoenix CA Tax-Exempt Bond Fund, Phoenix Core Bond Fund, Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix Global Utilities Fund, Phoenix Growth Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix Market Neutral Fund, Phoenix Real Estate Securities Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO and Phoenix Wealth Guardian PHOLIO.

h.7.	First Amendment to Administration Agreement between Registrant and PEPCO effective November 15, 2007.

h.8.	Third Amendment to Schedule A of Administration Agreement between Registrants and PEPCO effective October 1, 2007.

h.9.	Fourth Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective January 31, 2008.

i.2.	Opinion of counsel as to legality of shares dated January 17, 2008.

j.	Consent of Independent Registered Public Accounting Firm.

m.8.	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007.

m.9.	Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007.

m.10.	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007.

m.11.	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007.

m.12.	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007.

m.13.	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008.

m.14.	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008.

p.6.	Code of Conduct of Subadviser (TBCAM) dated July 2007.

q.	Power of Attorney dated November 15, 2007.